                                                               File No. 33-45961
                                                               File No. 811-6569

                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D. C.   20549

                                      Form N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

                          Pre-Effective Amendment No. ____
                           Post-Effective Amendment No. 18

                                       and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
     OF 1940                                                     X

                                  Amendment No. 18

     W&R FUNDS, INC.
     ---------------------------------------------------------------------------
                        (Exact Name as Specified in Charter)

     6300 Lamar Avenue, Shawnee Mission, Kansas             66202-4200
     ---------------------------------------------------------------------------
              (Address of Principal Executive Office)       (Zip Code)

     Registrant's Telephone Number, including Area Code     (913) 236-2000
     ---------------------------------------------------------------------------

     Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
     ---------------------------------------------------------------------------
                       (Name and Address of Agent for Service)

     It is proposed that this filing will become effective

               _____  immediately upon filing pursuant to paragraph (b)
               __X__  on July 29, 2002 pursuant to paragraph (b)
               _____  60 days after filing pursuant to paragraph (a)(1)
               _____  on (date) pursuant to paragraph (a)(1)
               _____  75 days after filing pursuant to paragraph (a)(2)
               _____  on (date) pursuant to paragraph (a)(2) of Rule 485
               _____  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

         ==================================================================

                     DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

          The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1).  Notice for the
     Registrant's fiscal year ended March 31, 2002 was filed on June 27, 2002.

Prospectus

July 29, 2002

W&R Funds, Inc.

EQUITY, GROWTH & INCOME
AND ASSET ALLOCATION FUNDS

Asset Strategy Fund
Core Equity Fund
International Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Science and Technology Fund
Small Cap Growth Fund
Tax-Managed Equity Fund

The Securities and Exchange Commission has not approved
or disapproved the Fund's securities, or determined whether
this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

CONTENTS

3    AN OVERVIEW OF THE FUNDS
3    ASSET STRATEGY FUND
11   CORE EQUITY FUND
18   INTERNATIONAL GROWTH FUND
25   LARGE CAP GROWTH FUND
32   MID CAP GROWTH FUND
39   SCIENCE AND TECHNOLOGY FUND
46   SMALL CAP GROWTH FUND
53   TAX-MANAGED EQUITY FUND
60   INVESTMENT PRINCIPLES OF THE FUNDS
60        Investment Goals, Principal Strategies and Other Investments
67        Risk Considerations of Principal Strategies and Other Investments
69   YOUR ACCOUNT
69        Choosing a Share Class
76        Ways to Set Up Your Account
78        Buying Shares
82        Selling Shares
87        Distributions and Taxes
90   THE MANAGEMENT OF THE FUNDS
90        Portfolio Management
92        Management Fee
94   FINANCIAL HIGHLIGHTS

AN OVERVIEW OF THE FUND

GOAL

W&R Asset Strategy Fund

seeks high total return over the long term.

Principal Strategies

Asset Strategy Fund seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

*  The stock class includes equity securities of all types, although
   Waddell & Reed Investment Management Company (WRIMCO), the Fund's
   investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.

*  The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with remaining maturities of more than three years. This asset class may include a significant amount, up to 35% of the Fund's total assets, of high yield/high risk bonds, or junk bonds, which include bonds rated BB and below by Standard & Poor's (S&P) and Ba and below by Moody's
   Corporation (Moody's) or unrated bonds deemed by WRIMCO to be of comparable quality.

*  The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.

*  Within each of these classes, the Fund may invest in both domestic and foreign securities.

The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated below. This mix will vary over shorter time periods as WRIMCO changes the Fund's holdings based on its current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Portfolio Mix

Stocks 70% (can range from 0-100%)

Bonds 25% (can range from 0-100%)

Short-term 5% (can range from 0-100%)

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Asset
Strategy Fund. These include:

*  WRIMCO's skill in allocating the Fund's assets among different types of investments

*  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

*  an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline

*  prepayment of higher-yielding bonds held by the Fund

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
   Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.

Investments by the Fund in high yield/high risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As well, the Fund may invest a significant portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this Fund may be appropriate for you. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Asset Strategy Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell &
Reed web site at www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1996                                    3.92%
1997                                   10.84%
1998                                    8.64%
1999                                   21.22%
2000                                   20.66%
2001                                  -11.74%

In the period shown in the chart, the highest quarterly return was 15.58%
(the first quarter of 2000) and the lowest quarterly return was -8.25%
(the first quarter of 2001). The Class C return for the year through June
30, 2002 was 2.39%.

[1]The returns shown are based on the performance of the Fund's prior
Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4,
1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of broad-based securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC)
for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 04-20-1995)

Before Taxes[1]                       -11.74%          9.22%          7.95%

After Taxes on Distributions[1]       -12.73%          6.57%          5.71%

After Taxes on Distributions
and Sale of Fund Shares[1]             -6.50%[2]       6.95%          5.97%

Class Y (began on 12-29-1995)

Before Taxes                          -10.91%         10.20%          9.26%

Class B (began on 07-03-2000)

Before Taxes                          -15.14%         -7.46%

Class A (began on 07-10-2000)

Before Taxes                          -16.10%         -8.47%

Indexes

S&P 500 Index[3]                      -11.91%         10.69%         14.66%[4]

Salomon Brothers Broad

Investment Grade Index[3]               8.52%          7.44%          7.81%[4]

Salomon Brothers Short-Term
Index for 1 Month Certificates
of Deposit[3]                           4.14%          5.47%          5.53%[4]

Lipper Flexible Portfolio Funds

Universe Average[5]                    -6.41%          7.52%         10.06%[4]

[1]The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on April 30, 1995.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Asset Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred

Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                        None[2]     5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.70%     0.70%     0.70%     0.70%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.52%     0.57%     0.51%     0.39%

Total Annual Fund
Operating Expenses[3]                   1.47%     2.27%     2.21%     1.34%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the change in shareholder servicing fees effective
December 1, 2001; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $716    $1,013    $1,332    $2,231

Class B Shares                           $630    $1,009    $1,315    $2,402[1]

Class C Shares                           $224     $ 691    $1,185    $2,544

Class Y Shares                           $136     $ 425     $ 734    $1,613

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $716    $1,013    $1,332    $2,231

Class B Shares                           $230     $ 709    $1,215    $2,402[1]

Class C Shares                           $224     $ 691    $1,185    $2,544

Class Y Shares                           $136     $ 425     $ 734    $1,613

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOALS

W&R Core Equity Fund

seeks to provide capital growth and income.

Principal Strategies

Core Equity Fund seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries. The Fund invests in securities that have the potential for capital appreciation or that WRIMCO expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company.

WRIMCO attempts to select securities with growth and income possibilities by looking at many factors including the company's:

*  profitability record

*  history of improving sales and profits

*  management

*  leadership position in its industry

*  stock price value

*  dividend payment history

Generally, in determining whether to sell a security WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or the prospect of continued dividend payments.
WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Core Equity
Fund. These include:

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
   Fund's holdings to fall as part of a broad market decline

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small or medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations. As well, an investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Core Equity Fund is designed for investors who seek capital growth and income. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Core Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell &
Reed web site at www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1993                                   14.03%
1994                                   -2.07%
1995                                   29.65%
1996                                   18.12%
1997                                   24.61%
1998                                   20.73%
1999                                   12.15%
2000                                    8.54%
2001                                  -15.84%

In the period shown in the chart, the highest quarterly return was 17.05%
(the second quarter of 1997) and the lowest quarterly return was -15.06%
(the third quarter of 2001). The Class C return for the year through June
30, 2002 was -14.19%.

[1]The returns shown are based on the performance of the Fund's prior
Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4,
1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                       -15.84%          9.04%         11.75%

After Taxes on Distributions[1]       -16.43%          7.13%         10.66%

After Taxes on Distributions
and Sale of Fund Shares[1]             -8.89%[2]       7.84%         10.31%

Class Y (began on 12-29-1995)

Before Taxes                          -15.11%          9.93%         11.38%

Class A (began on 07-03-2000)

Before Taxes                          -20.11%        -15.70%
 Class B (began on 07-11-2000)

Before Taxes                          -19.19%        -15.98%

Indexes

S&P 500 Index[3]                      -11.91%         10.69%         13.75%[4]

Lipper Large-Cap Core Funds
Universe Average[5]                   -13.77%          8.19%         11.76%[4]

[1]The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on September 30, 1992.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Core Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                        None[2]     5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.70%     0.70%     0.70%     0.70%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.33%     0.50%     0.37%     0.23%

Total Annual Fund
Operating Expenses[3]                   1.28%     2.20%     2.07%     1.18%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the change in shareholder servicing fees effective
December 1, 2001; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $698      $958    $1,237    $2,031

Class B Shares                           $623      $988    $1,280    $2,299[1]

Class C Shares                           $210      $649    $1,114    $2,400

Class Y Shares                           $120      $375     $ 649    $1,432

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $698      $958    $1,237    $2,031

Class B Shares                           $223      $688    $1,180    $2,299[1]

Class C Shares                           $210      $649    $1,114    $2,400

Class Y Shares                           $120      $375     $ 649    $1,432

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOALS

W&R International Growth Fund

seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Principal Strategies

International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region, as well as by the privatization and/or restructuring of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the
Fund's portfolio. These include:

*  a company's growth and earnings potential

*  management of the company

*  industry position of the company

*  strength of the industry

*  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of
International Growth Fund. These include:

*  changes in foreign exchange rates, which may affect the value of the securities the Fund holds

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
   Fund's holdings to fall as part of a broad market decline

*  the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds

*  WRIMCO's skill in evaluating and selecting securities for the Fund

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

International Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell &
Reed web site at www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1993                                    3.62%
1994                                    0.12%
1995                                    8.34%
1996                                   19.11%
1997                                   16.89%
1998                                   31.72%
1999                                   88.66%
2000                                  -24.49%
2001                                  -27.20%

In the period shown in the chart, the highest quarterly return was 67.07%
(the fourth quarter of 1999) and the lowest quarterly return was -18.21%
(the third quarter of 1998). The Class C return for the year through June
30, 2002 was -6.73%.

[1]The returns shown are based on the performance of the Fund's prior
Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4,
1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                       -27.20%          9.82%          8.10%

After Taxes on Distributions[1]       -27.24%          6.05%          5.61%

After Taxes on Distributions
and Sale of Fund Shares[1]            -16.50%[2]       8.00%          6.49%

Class Y (began on 12-29-1995)

Before Taxes                          -26.39%         10.86%         12.38%

Class A (began on 07-03-2000)

Before Taxes                          -30.87%                       -31.73%

Class B (began on 07-10-2000)

Before Taxes                          -30.26%                       -31.75%

Indexes

Morgan Stanley Capital
International E.A.FE. Index[3]        -21.44%          0.89%          5.86%[4]

Lipper International Funds
Universe Average[5]                   -21.71%          1.94%          6.87%[4]

[1]The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on September 30, 1992.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

International Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on

Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                        None[2]     5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.85%     0.85%     0.85%     0.85%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.54%     1.06%     0.79%     0.44%

Total Annual Fund

Operating Expenses[3]                   1.64%     2.91%     2.64%     1.54%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the change in shareholder servicing fees effective
December 1, 2001; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $732    $1,063    $1,415    $2,407

Class B Shares                           $694    $1,201    $1,633    $2,928[1]

Class C Shares                           $267     $ 820    $1,400    $2,973

Class Y Shares                           $157     $ 486     $ 839    $1,834

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $732    $1,063    $1,415    $2,407

Class B Shares                           $294     $ 901    $1,533    $2,928[1]

Class C Shares                           $267     $ 820    $1,400    $2,973

Class Y Shares                           $157     $ 486     $ 839    $1,834

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Large Cap Growth Fund

seeks the appreciation of your investment.

Principal Strategies

Large Cap Growth Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Although WRIMCO anticipates the majority of the Fund's investments to be in large to medium sized companies, the Fund may invest in companies of any size.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:

*  the company's market position, product line, technological position and prospects for increased earnings

*  the management capability of the company being considered

*  the short-term and long-term outlook for the industry being analyzed

*  changes in economic and political conditions

WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.

In general, WRIMCO may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Large Cap
Growth Fund. These include:

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
   Fund's holdings to fall as part of a broad market decline

*  the skill of WRIMCO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than the market risk for large companies. Such companies are more likely to have limited financial resources and inexperienced management. As well, stock of these companies may experience volatile trading and price fluctuations.

The Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Large Cap Growth Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Large Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total return for Class A shares.

*  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on a calendar-year period, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell &
Reed web site at www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31, 2001 (%)

-23.50%

In the period shown in the chart, the highest quarterly return was 11.88%
(the fourth quarter of 2001) and the lowest quarterly return was -18.97%
(the first quarter of 2001). The Class A return for the year through June
30, 2002 was -9.83%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                          5 Years
                                                         (or Life
as of December 31, 2001 (%)            1 Year           of Class)

Class A (began on 06-30-2000)

Before Taxes                          -27.90%             -10.11%

After Taxes on Distributions          -27.90%             -10.34%

After Taxes on Distributions
and Sale of Fund Shares               -16.99%[1]           -8.08%[1]

Class C (began on 07-03-2000)

Before Taxes                          -24.21%              -7.40%

Class B (began on 07-06-2000)

Before Taxes                          -27.57%             -10.39%

Class Y (began on 07-06-2000)

Before Taxes                          -23.42%              -6.58%

Indexes

S&P 500 Index[2]                      -11.91%             -13.54%[3]

Lipper Large-Cap Growth Funds

Universe Average[4]                   -22.94%             -26.01%[3]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on June 30, 2000.

[4]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Large Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                        None[2]     5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.70%     0.70%     0.70%     0.70%

Distribution and Service

(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       0.79%     1.44%     0.93%     0.65%

Total Annual Fund
Operating Expenses[4]                   1.74%     3.14%     2.63%     1.60%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the change in shareholder servicing fees effective
December 1, 2001; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $742    $1,091    $1,464    $2,509

Class B Shares                           $717    $1,269    $1,745    $3,119[1]

Class C Shares                           $266     $ 817    $1,395    $2,964

Class Y Shares                           $163     $ 505     $ 871    $1,900

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $742    $1,091    $1,464    $2,509

Class B Shares                           $317     $ 969    $1,645    $3,119[1]

Class C Shares                           $266     $ 817    $1,395    $2,964

Class Y Shares                           $163     $ 505     $ 871    $1,900

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Mid Cap Growth Fund

seeks the growth of your investment.

Principal Strategies

Mid Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the
Russell Mid-Cap Growth Index (Russell Mid-Cap) and that WRIMCO believes offer above-average growth potential.

In selecting companies, WRIMCO may look at a number of factors, such as:

*  new or innovative products or services

*  adaptive or creative management

*  strong financial and operational capabilities to sustain growth

*  market potential

*  profit potential

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Mid Cap
Growth Fund. These include:

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
   Fund's holdings to fall as part of a broad market decline

*  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

*  the skill of WRIMCO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

Also, the Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Mid Cap Growth Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Mid Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total return for Class A shares.

*  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on a calendar-year period, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell &
Reed web site at www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31, 2001 (%)

-12.71%

In the period shown in the chart, the highest quarterly return was 12.41%
(the fourth quarter of 2001) and the lowest quarterly return was -16.36%
(the third quarter of 2001). The Class A return for the year through June
30, 2002 was -17.16%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                          5 Years
                                                         (or Life

as of December 31, 2001 (%)            1 Year           of Class)

Class A (began on 06-30-2000)

Before Taxes                          -17.73%              -7.46%

After Taxes on Distributions          -17.90%              -8.37%

After Taxes on Distributions
and Sale of Fund Shares               -10.74%[1]           -6.13%[1]

Class C (began on 07-03-2000)

Before Taxes                          -13.56%              -4.66%

Class B (began on 07-06-2000)

Before Taxes                          -17.30%              -7.51%

Class Y (began on 07-10-2000)
 Before Taxes                          -12.58%              -5.17%

Indexes

Russell Mid-Cap Growth Index[2]       -20.22%             -26.62%[3]

Lipper Mid-Cap Growth Funds
Universe Average[4]                   -21.17%             -23.29%[3]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on June 30, 2000.

[4]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Mid Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage

of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                        None[2]     5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.85%     0.85%     0.85%     0.85%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       0.95%     1.51%     1.10%     0.77%

Total Annual Fund
Operating Expenses[4]                   2.05%     3.36%     2.95%     1.87%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the change in shareholder servicing fees effective
December 1, 2001; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $771    $1,181    $1,615    $2,817

Class B Shares                           $739    $1,333    $1,850    $3,347[1]

Class C Shares                           $298     $ 913    $1,552    $3,271

Class Y Shares                           $190     $ 588    $1,011    $2,190

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $771    $1,181    $1,615    $2,817

Class B Shares                           $339    $1,033    $1,750    $3,347[1]

Class C Shares                           $298     $ 913    $1,552    $3,271

Class Y Shares                           $190     $ 588    $1,011    $2,190

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Science and Technology Fund

seeks long-term capital growth.

Principal Strategies

Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the equity securities of U.S.
and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industry. WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. The Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the
Fund's portfolio. These include the issuer's:

*  growth potential

*  earnings potential

*  management

*  industry position

*  applicable economic and market conditions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of the Science and Technology Fund. These include:

*  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries

*  the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry

*  rapid obsolescence of products or processes of companies in which the
   Fund invests

*  government regulation in the science and technology industry

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
   Fund's holdings to fall as part of a broad market decline

*  WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities.
Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund that concentrates in securities of science and technology companies. This Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

 * The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell &
Reed web site at www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1998                                   44.03%
1999                                  177.01%[2]
2000                                  -26.31%
2001                                  -14.48%

In the period shown in the chart, the highest quarterly return was 82.61%
(the fourth quarter of 1999) and the lowest quarterly return was -23.25%
(the second quarter of 2000). The Class C return for the year through June
30, 2002 was -21.06%.

[1]The returns shown are based on the performance of the Fund's prior
Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4,
1999.

[2]A substantial portion of the Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that the Fund will continue to be able to invest in
IPOs to the same extent as it has in the past or that future IPOs in which the Fund invests will have as equally beneficial an impact on performance.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                          5 Years
                                                         (or Life
as of December 31, 2001 (%)            1 Year           of Class)

Class C (began on 07-31-1997)

Before Taxes[1]                       -14.48%              23.79%

After Taxes on Distributions[1]       -14.51%              22.16%

After Taxes on Distributions
and Sale of Fund Shares[1]             -8.80%[2]           20.70%

Class Y (began on 06-09-1998)

Before Taxes                          -13.60%              24.08%

Class A (began on 07-03-2000)

Before Taxes                          -18.92%             -21.56%

Class B (began on 07-03-2000)

Before Taxes                          -18.16%             -20.73%

Indexes

Goldman Sachs Technology
Industry Composite Index[3]           -28.57%               5.42%[4]

Lipper Science & Technology Funds
Universe Average[5]                   -37.55%               7.05%[4]

[1]The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on July 31, 1997.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Science and Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred

Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                        None[2]     5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.85%     0.85%     0.85%     0.85%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.68%     0.94%     0.63%     0.32%

Total Annual Fund
Operating Expenses[3]                   1.78%     2.79%     2.48%     1.42%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the change in shareholder servicing fees effective
December 1, 2001; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $745    $1,103    $1,484    $2,549

Class B Shares                           $682    $1,165    $1,574    $2,874[1]

Class C Shares                           $251     $ 773    $1,321    $2,816

Class Y Shares                           $145     $ 449     $ 776    $1,702

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $745    $1,103    $1,484    $2,549

Class B Shares                           $282     $ 865    $1,474    $2,874[1]

Class C Shares                           $251     $ 773    $1,321    $2,816

Class Y Shares                           $145     $ 449     $ 776    $1,702

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Small Cap Growth Fund

seeks growth of capital.

Principal Strategies

Small Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category (small cap stocks). The
Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors regarding a company, such as:

*  aggressive or creative management

*  technological or specialized expertise

*  new or unique products or services

*  entry into new or emerging industries

*  growth in earnings/growth in sales

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company.
WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Small Cap
Growth Fund. These include:

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
   Fund's holdings to fall as part of a broad market decline

*  WRIMCO's skill in evaluating and selecting securities for the Fund

The Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

*  products offered may fail to sell as anticipated

*  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry

*  the company may never achieve profitability

*  economic, market and technological factors may cause the new industry itself to lose favor with the public

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Small Cap Growth Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital.
You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Small Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell &
Reed web site at www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1993                                   24.20%
1994                                   12.75%
1995                                   32.14%
1996                                    2.30%
1997                                   21.12%
1998                                   44.57%
1999                                   61.42%
2000                                  -16.22%
2001                                   -2.64%

In the period shown in the chart, the highest quarterly return was 40.97%
(the fourth quarter of 1999) and the lowest quarterly return was -23.83%
(the third quarter of 2001). The Class C return for the year through June
30, 2002 was -16.37%.

[1]The returns shown are based on the performance of the Fund's prior
Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4,
1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                        -2.64%         18.18%         19.34%

After Taxes on Distributions[1]        -2.64%         13.66%         16.40%

After Taxes on Distributions
and Sale of Fund Shares[1]             -1.61%[2]      14.81%         16.44%

Class Y (began on 12-29-1995)

Before Taxes                           -1.77%         19.21%         16.49%

Class A (began on 07-03-2000)

Before Taxes                           -7.54%        -15.63%

Class B (began on 07-06-2000)

Before Taxes                           -6.80%        -13.56%

Indexes

Russell 2000 Growth Index[3]           -9.22%          2.88%          8.72%[4]

Lipper Small-Cap Growth Funds
Universe Average[5]                   -10.79%          8.51%         12.84%[4]

[1]The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on September 30, 1992.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Small Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser

of amount invested or
redemption value)                        None[2]     5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.85%     0.85%     0.85%     0.85%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.31%     0.60%     0.37%     0.22%

Total Annual Fund
Operating Expenses[3]                   1.41%     2.45%     2.22%     1.32%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the change in shareholder servicing fees effective
December 1, 2001; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $710     $ 996    $1,302    $2,169

Class B Shares                           $648    $1,064    $1,406    $2,526[1]

Class C Shares                           $225     $ 694    $1,190    $2,554

Class Y Shares                           $134     $ 418     $ 723    $1,590

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $710     $ 996    $1,302    $2,169

Class B Shares                           $248     $ 764    $1,306    $2,526[1]

Class C Shares                           $225     $ 694    $1,190    $2,554

Class Y Shares                           $134     $ 418     $ 723    $1,590

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Tax-Managed Equity Fund

seeks long-term growth of capital while minimizing taxable gains and income to shareholders.

Principal Strategies

Tax-Managed Equity Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIMCO considers to be high in quality and attractive in their long-
term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time.
While the Fund typically invests in the common stocks of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its goal.

WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, WRIMCO typically invests for the long term and selects securities that it believes offer strong opportunities for long-
term growth of capital and that are attractively valued. While WRIMCO primarily invests in growth stocks, it may also purchase value stocks.
Value stocks are those that WRIMCO believes are currently selling below their true worth.

When deciding to sell a security, WRIMCO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Tax-Managed
Equity Fund. These include:

*  the skill of WRIMCO in evaluating and selecting securities for the Fund

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
   Fund's holdings to fall as part of a broad market decline

*  the Fund's tax-sensitive investment strategy failing to limit distributions of taxable income and net realized capital gains as contemplated

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stocks of smaller companies, and growth stocks in general, may also experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Tax-Managed Equity Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to realize capital losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or net capital gains from time to time.
Investors may realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Tax-Managed Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total return for Class A shares.

*  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on a calendar-year period, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell &
Reed web site at www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31, 2001 (%)

-23.28%

In the period shown in the chart, the highest quarterly return was 7.04%
(the fourth quarter of 2001) and the lowest quarterly return was -17.55%
(the first quarter of 2001). The Class A return for the year through June
30, 2002 was -10.31%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                          5 Years
                                                         (or Life
as of December 31, 2001 (%)            1 Year           of Class)

Class A (began on 06-30-2000)

Before Taxes                          -27.69%             -26.41%

After Taxes on Distributions          -27.69%             -26.41%

After Taxes on Distributions
and Sale of Fund Shares               -16.86%[1]          -20.78%[1]

Class C (began on 07-06-2000)

Before Taxes                          -24.08%             -24.50%

Class B (began on 07-13-2000)

Before Taxes                          -27.14%             -27.16%

Class Y[2]

Indexes

S&P 500 Index[3]                      -11.91%             -13.54%[4]

Lipper Large-Cap Growth Funds
Universe Average[5]                   -22.94%             -26.01%[4]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Class Y shares have been offered to the public since June 30, 2000. As of March 31, 2002, there have been no Class Y shares issued. Therefore, there is no Class Y return information to be included in the table.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on June 30, 2000.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Tax-Managed Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred

Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                        None[2]     5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.65%     0.65%     0.65%     0.65%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       1.43%     1.61%     1.62%     1.47%

Total Annual Fund
Operating Expenses[4]                   2.33%     3.26%     3.27%     2.37%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the change in shareholder servicing fees effective
December 1, 2001; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $798    $1,261    $1,749    $3,088

Class B Shares                           $729    $1,304    $1,802    $3,342[1]

Class C Shares                           $330    $1,007    $1,707    $3,567

Class Y Shares                           $240     $ 739    $1,265    $2,706

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $798    $1,261    $1,749    $3,088

Class B Shares                           $329    $1,004    $1,702    $3,342[1]

Class C Shares                           $330    $1,007    $1,707    $3,567

Class Y Shares                           $240     $ 739    $1,265    $2,706

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

THE INVESTMENT PRINCIPLES OF THE FUNDS

Investment Goals, Principal Strategies and Other Investments

W&R Asset Strategy Fund

The goal of Asset Strategy Fund is to seek high total return over the long term. The Fund seeks to achieve its goal by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee, however, that the Fund will achieve its goal.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.

Generally, the mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each asset class. The allowable range and approximate percentage of the mix for each asset class, as a percentage of the Fund's total assets, are listed below. Some types of investments, such as indexed securities, may fall into more than one asset class.

Portfolio Mix

Stocks 70% (can range from 0-100%)

Bonds 25% (can range from 0-100%)

Short-term 5% (can range from 0-100%)

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and typically increasing the stock class allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts among classes gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the
Fund's mix.

As a defensive measure, the Fund may increase its holdings in the bond or short-term asset classes when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value; the Fund may also invest in derivative instruments for both defensive and speculative purposes. WRIMCO may, as a temporary defensive measure, invest up to all of the Fund's assets in:

*  money market instruments rated A-1 by S&P or Prime 1 by Moody's, or unrated securities judged by WRIMCO to be of equivalent quality

*  precious metals

Although WRIMCO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may prevent the Fund from achieving its investment objective.

W&R Core Equity Fund

The goal of Core Equity Fund is to provide capital growth and income. The
Fund seeks to achieve its goals by investing, during normal market conditions, primarily in a diversified portfolio of securities, typically the stocks of large, high quality U.S. and foreign companies that are well-known and have been consistently profitable. Under normal market conditions, the Fund will invest at least 80% of its net assets in equities. The Fund may also invest a limited amount of its assets in foreign securities. There is no guarantee, however, that the Fund will achieve its goals.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade) including commercial paper, short-term U.S. Government securities and/or preferred stocks. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

W&R International Growth Fund

The primary goal of International Growth Fund is long-term capital appreciation, with current income as a secondary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years.

The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade. There is no guarantee, however, that the Fund will achieve its goals.

Under normal conditions, the Fund invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

When WRIMCO believes that a temporary defensive position is desirable, it may invest up to all of the Fund's assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries;
it may use forward currency contracts to hedge specific foreign currencies; and it may also invest up to all of the Fund's assets in domestic securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

W&R Large Cap Growth Fund

The goal of Large Cap Growth Fund is the appreciation of your investment.
The Fund seeks to achieve this goal through a diversified holding of securities, primarily those issued by large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities.
The Fund will, under normal market conditions, invest at least 80% of its net assets in large cap growth securities. There is no guarantee, however, that the Fund will achieve its goal.

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 25% of its total assets in foreign securities.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities (which may include money market instruments held as cash reserves) or preferred stocks or both. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

W&R Mid Cap Growth Fund

The goal of Mid Cap Growth Fund is the growth of your investment. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising Russell Mid-Cap and that WRIMCO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securities, and the company need not be listed in Russell Mid-Cap. Companies whose capitalization falls outside the range of Russell Mid-Cap after purchase continue to be considered medium capitalization companies for purpose of the Fund's investment policy. The Fund will, under normal market conditions, invest at least 80% of its net assets in mid cap securities.
There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term securities issued by the U.S. Government or its agencies or instrumentalities), preferred stocks or both. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

W&R Science and Technology Fund

The goal of Science and Technology Fund is long-term capital growth. The
Fund seeks to achieve this goal by investing primarily in the equity securities of science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries.
As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business, itself, is not within the science and technology industry. There is no guarantee, however, that the Fund will achieve its goal.

The Fund may invest in, but is not limited to, the following areas:

*  aerospace and defense electronics

*  biotechnology

*  business machines

*  cable and broadband access

*  communications and electronic equipment

*  computer software and services

*  computer systems

*  electronics

*  electronic media

*  internet and internet-related services

*  medical devices and drugs

*  medical and hospital supplies and services

*  office equipment and supplies

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities.
The Fund may invest a limited amount of its assets in foreign securities.

Under normal economic and market conditions, the Fund will invest at least
80% of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. The Fund may also invest in options and futures contracts for hedging purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

W&R Small Cap Growth Fund

The goal of Small Cap Growth Fund is growth of capital. The Fund seeks to achieve its goal by investing primarily in small cap common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund may occasionally invest in securities of larger companies that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. The Fund will, under normal market conditions, invest at least 80% of its net assets in small cap stocks. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the
Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks. The Fund may also invest in more established companies, companies with longer operating histories than many small cap companies.
By taking a temporary defensive position, the Fund may not achieve its investment objective.

W&R Tax-Managed Equity Fund

The goal of Tax-Managed Equity Fund is long-term growth of capital while minimizing taxable gains and income to shareholders. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential.
The Fund seeks stocks that are favorably priced in relation to their fundamental value and will, likely, grow over time.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized net short-term gains (taxed as ordinary income), as well as distributions of realized net long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed). There is no guarantee, however, that the Fund will achieve its goal.

WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:

*  a long-term, low turnover approach to investing

*  an emphasis on lower-yielding securities to require distribution of little, if any, taxable income

*  an attempt to avoid net realized short-term gains

*  in the sale of portfolio securities, selection of the most tax-favored lots

*  selective tax-advantaged hedging techniques as an alternative to taxable sales

The Fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund emphasizes growth stocks;
however, it may also invest in value stocks. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the
Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Notwithstanding the Fund's use of tax-management investment strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing Fund shares when the
Fund has large undistributed realized capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or
Federal tax laws or regulations may be amended at any time and may include adverse changes to applicable tax rates or capital gain holding periods.

All Funds

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the
Statement of Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to equity and other market risk, financial risk and, in some cases, prepayment risk.

*  Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent a Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive.
   For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund will likely change as well.

*  Financial risk is based on the financial situation of the issuer of the security. The financial risk of a Fund may depend, for example, on the earnings performance of the issuer of stock held by the Fund. To the extent a Fund invests in debt securities, the financial risk of the
   Fund may also depend on the credit quality of the securities in which it invests.

*  Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, to foreign taxes, and to potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments and, with respect to Asset Strategy Fund, on WRIMCO's skill in allocating assets.

Asset Strategy Fund and International Growth Fund may each actively trade securities in seeking to achieve its goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which would increase your taxable income.

YOUR ACCOUNT

Choosing a Share Class

Each Fund offers four classes of shares: Class A, Class B, Class C and
Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years).
Class B and Class C shares are not available for investments of $2 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A                   Class B                        Class C

Initial sales charge      No initial sales charge        No initial sales
                                                         charge

No deferred sales         Deferred sales charge on       A 1% deferred
sales charge[1]           shares you sell within six     charge on shares
                          years after purchase           you sell within
                                                         twelve months after
                                                         purchase

Maximum distribution      Maximum distribution           Maximum distribution
and service (12b-1)       and service (12b-1) fees       and service (12b-1)
fees of 0.25%             of 1.00%                       fees of 1.00%

For an investment of      Converts to Class A shares     Does not convert to
$2 million or more,       8 years after the month        Class A shares, so
only Class A shares       in which the shares were       annual expenses do
are available             purchased, thus reducing       not decrease
                          future annual expenses

                          For an investment of $300,000
                          or more, your financial advisor
                          typically will recommend
                          purchase of Class A shares due
                          to a reduced sales charge and
                          lower annual expenses

[1]A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to
Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act)
for each of its Class A, Class B, Class C and Class Y shares. Under the
Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee
of up to 0.25%, on an annual basis, of the average daily net assets of the
Class A shares. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining
Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the NASD rules as then in effect.

Under the Class Y Plan, each Fund may pay Waddell & Reed a fee of up to
0.25%, on an annual basis, of the average daily net assets of the Fund's
Class Y shares to compensate Waddell & Reed for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below.
Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for
Class B or Class C shares and typically higher than those for Class Y shares.

Size of Purchase
                                                       Sales Charge
                                                         as Approx.
                                   Sales Charge          Percent of
                                  as Percent of              Amount
                                 Offering Price            Invested

Under $100,000                          5.75%               6.10%

$100,000 to less than $200,000           4.75                4.99

$200,000 to less than $300,000           3.50                3.63

$300,000 to less than $500,000           2.50                2.56

$500,000 to less than $1,000,000         1.50                1.52

$1,000,000 to less than $2,000,000       1.00                1.01

$2,000,000 and over                      0.00[1]             0.00[1]

[1]No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase.
The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of a
Fund owned by the dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

*  Combining additional purchases of Class A shares of any of the funds in
   Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or Waddell & Reed
   InvestEd Portfolios, Inc. except Class A shares of Waddell & Reed
   Advisors Cash Management, Inc. or Class A shares of W&R Money Market
   Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A shares already held
   (Rights of Accumulation)

*  Grouping all purchases of Class A shares of the funds referenced above, except shares of Waddell & Reed Advisors Cash Management, Inc. or W&R
   Money Market Fund, made during a thirteen-month period (Letter of
   Intent)

*Grouping purchases by certain related persons

Additional information and applicable forms are available from your financial advisor.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

*  The Directors and officers of the Fund or of any affiliated entity of
   Waddell & Reed, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals

*  Until December 31, 2002, clients of Legend Equities Corporation
   (Legend) if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors
   Funds or W&R Funds, Inc. and the purchase is made within sixty (60)
   days of such redemption

*  Retirement plan accounts held in the Waddell & Reed Advisors Retirement
   Plan, offered and distributed by Nationwide Investment Services
   Corporation through Nationwide Trust Company, FSB retirement programs

*  Direct Rollovers from the Waddell & Reed Advisors Retirement Plan

*  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records

*  Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates

You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased.
Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

  CDSC on Shares Sold Within Year        As % of Amount Subject to Charge

                 1                                     5.0%

                 2                                     4.0%

                 3                                     3.0%

                 4                                     3.0%

                 5                                     2.0%

                 6                                     1.0%

                 7+                                    0.0%

In the table, a year is a 12-month period. In applying the CDSC, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on September 14, 2002, then redeems all Class B shares on September 12, 2003, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

The CDSC will not apply in the following circumstances:

*  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed

*  redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-
   exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper

*  redemptions of shares purchased by current or retired Directors of the
   Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons

*  redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (The service and this exclusion from the CDSC do not apply to a one-time withdrawal)

*  redemptions the proceeds of which are reinvested within forty-five (45)
   days in shares of the same class of the Fund as that redeemed

*  redemptions the proceeds of which are invested in Waddell & Reed
   InvestEd Portfolios, Inc.

*  the exercise of certain exchange privileges

*  redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than
   $500

*  redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or redemptions by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.

Class Y shares are only available for purchase by:

*  participants of employee benefit plans established under section 403(b)
   or section 457, or qualified under section 401 of the Code, including
   401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan

*  banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services

*  government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

*  certain retirement plans and trusts for employees and financial advisors of Waddell & Reed and its affiliates

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and
Coverdell Education Savings Accounts) may be tax-deductible.

*  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For the 2002 through 2004 calendar years, the Annual Dollar
   Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual
   Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years.
   An individual's maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year. The maximum annual contribution for an individual and his or her spouse is two times the Annual Dollar Limit or, if less, the couple's combined earned income for the tax year.

*  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

*  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is two times the Annual Dollar Limit or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax-
   free if the account is at least five years old and certain other requirements are met.

*  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.

*  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.

*  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be
   established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

*  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $40,000.

*  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees'
   wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

*  403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.

*  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to
Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to
Waddell & Reed at the above address, or fax it to 800-532-2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the
account of Waddell & Reed Number 9800007978, Special Account for Exclusive
Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class
A shares, the sales charge shown in the table.

In the calculation of a Fund's NAV:

*  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

*  Bonds are generally valued according to prices quoted by an independent pricing service.

*  Short-term debt securities are valued at amortized cost, which approximates market value.

*  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of
   Directors.

Each Fund is open for business every day the New York Stock Exchange
(NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares.
Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Funds'
Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted.
Note the following:

*  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

*  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors
   Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc.
   the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

*  If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee)
   has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account                                          $500 (per Fund)

For certain exchanges                                       $100 (per Fund)

For certain retirement accounts and accounts
opened with Automatic Investment Service                     $50 (per Fund)

For certain retirement accounts and accounts opened
through payroll deductions                                   $25 (per Fund)

To Add to an Account                                             Any amount

For certain exchanges                                       $100 (per Fund)

For Automatic Investment Service                             $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority                            $10 million
or for a corporation                           (within first twelve months)

For other eligible investors                                     Any amount

To Add to an Account                                             Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc.
Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed
Number 9800007978, Special Account for Exclusive Benefit of Customers FBO
Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a
Fund) is the NAV per share of that Fund class, subject to any applicable
CDSC.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

*  the name on the account registration

*  the Fund's name

*  the account number

*  the dollar amount or number, and the class, of shares to be redeemed

*  any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-
2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares (redemption must be equal to or greater than $1,000.00)
and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services
Company at the address listed above. Note the following:

*  If more than one person owns the shares, each owner must sign the written request.

*  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored.
   If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

*  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange
   Commission.

*  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the
   Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

*  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable
   Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

Special Requirements for Selling Shares

Account Type          Special Requirements

Individual or         The written instructions must be signed by all
Joint Tenant          persons required to sign for transactions, exactly
                      as their names appear on the account.

Sole Proprietorship   The written instructions must be signed by the
                      individual owner of the business.

UGMA, UTMA            The custodian must sign the written instructions
                      indicating capacity as custodian.

Retirement Account    The written instructions must be signed by a
                      properly authorized person.

Trust                 The trustee must sign the written instructions
                      indicating capacity as trustee. If the trustee's
                      name is not in the account registration, provide
                      a currently certified copy of the trust document.

Business or           At least one person authorized by corporate
Organization          resolution to act on the account must sign the
                      written instructions.

Conservator,          The written instructions must be signed by the
Guardian or Other     person properly authorized by court order to act
Fiduciary             in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

*  a redemption request made by a corporation, partnership or fiduciary

*  a redemption request made by someone other than the owner of record

*  the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The
Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The
Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class
B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future
CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a)
qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each
Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions.
Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service.
Additionally, a toll-free call, 888-WADDELL, connects you to a Client
Services Representative or our automated customer telephone service.
During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-
tone phone, or from our web site, www.waddell.com, to:

*  obtain information about your accounts

*  obtain price information about other funds in the Waddell & Reed
   Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios,
   Inc.

*  obtain a Fund's current prospectus

*  request duplicate statements

Reports

Statements and reports sent to you include the following:

*  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

*  year-to-date statements (quarterly)

*  annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for
Client Services if you need additional copies of annual or semiannual reports.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds, W&R
Funds, Inc. or Waddell & Reed InvestEd Portfolios, Inc. without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For
Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of W&R Money Market Fund.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within Waddell & Reed
Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios,
Inc. may only be sold within the United States and the Commonwealth of
Puerto Rico. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

The Funds reserve the right to terminate or modify these exchange privileges at any time as discussed in the SAI.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment
Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

                  Minimum Amount              Minimum Frequency
                  $25 (per Fund)                   Monthly

Funds Plus Service
To move money from W&R Money Market Fund to another Fund in W&R Funds,
Inc. whether in the same or a different account in the same class

                  Minimum Amount              Minimum Frequency
                 $100 (per Fund)                   Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times:
Core Equity Fund, Mid Cap Growth Fund, Tax-Managed Equity Fund, Small Cap
Growth Fund, International Growth Fund, Large Cap Growth Fund, and Science
and Technology Fund, annually in December; and Asset Strategy Fund, quarterly in March, June, September and December. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-
advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-
term capital gains generally are taxed at a maximum rate of 20% for noncorporate shareholders.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends-received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Waddell &
Reed Advisors Funds, W&R Funds, Inc. or Waddell & Reed InvestEd
Portfolios, Inc. generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds, W&R Funds, Inc. or
Waddell & Reed InvestEd Portfolios, Inc. without paying a sales charge due to the forty-five (45) day reinvestment privilege or exchange privilege.
See Your Account -- Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a
Fund within thirty (30) days before or after redeeming other shares of the
Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold 30% of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUNDS

Portfolio Management

Each of the registered investment companies in the Waddell & Reed Advisors
Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc. (Funds) is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to the
Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to the Funds since the inception of each registered investment company. WRIMCO is located at 6300
Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Michael L. Avery is primarily responsible for the management of the equity portion of the Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of
WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and Director of Research
for, Waddell & Reed Asset Management Company, a former affiliate of
WRIMCO. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1994, has served as the
Director of Research for WRIMCO and its predecessor since August 1987, and has been an employee of such since June 1981.

Daniel J. Vrabac is primarily responsible for the management of the fixed-
income portion of the Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Senior Vice President of
WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to
March 1998, Mr. Vrabac was Vice President of, and a portfolio manager for,
Waddell & Reed Asset Management Company. Mr. Vrabac has been an employee of WRIMCO since May 1994.

James D. Wineland is primarily responsible for the management of the Core
Equity Fund. Mr. Wineland has held his Fund responsibilities since July
1997. He is Senior Vice President of WRIMCO, Vice President of the Fund
and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998 Mr. Wineland was Vice
President of, and a portfolio manager for, Waddell & Reed Asset Management
Company. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1988 and has been an employee of such since November 1984.

Thomas A. Mengel is primarily responsible for the management of the
International Growth Fund. Mr. Mengel has held his Fund responsibilities since May 1996. Mr. Mengel is Senior Vice President of WRIMCO, Vice
President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager.

Daniel P. Becker is primarily responsible for the management of the Large
Cap Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIMCO, Vice
President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1995 to March
1998, Mr. Becker was Vice President of, and a portfolio manager for,
Waddell & Reed Asset Management Company. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since
January 1997.

Kimberly A. Scott is primarily responsible for the management of the Mid
Cap Growth Fund. Ms. Scott has held her Fund responsibilities since
February 2001. She is Vice President of WRIMCO, Vice President of the Fund
and Vice President of another investment company managed by WRIMCO. Ms.
Scott served as an investment analyst with WRIMCO from April 1999 to
February 2001. From 1994 to 1999, she was an equity analyst for Bartlett &
Company.

Zachary H. Shafran is primarily responsible for the management of the
Science and Technology Fund. Mr. Shafran has held his responsibilities since February 2001. He is Senior Vice President of WRIMCO, Vice President
of the Fund and Vice President of other investment companies for which
WRIMCO serves as investment manager. Mr. Shafran served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996 and has served as a portfolio manager since January 1996.

Grant P. Sarris is primarily responsible for the management of the Small
Cap Growth Fund. Mr. Sarris has held his Fund responsibilities since May
1998. He is Senior Vice President of WRIMCO and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr.
Sarris had served as an investment analyst with WRIMCO from October 1991 until January 1996 and had served as Assistant Portfolio Manager of Small
Cap Growth Fund from January 1996 until May 1998.

Barry M. Ogden is primarily responsible for the management of the
Tax-Managed Equity Fund. Mr. Ogden has held his Fund responsibilities since
January 2002. He is Vice President of WRIMCO, Vice President of the Fund
and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Ogden has served as Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1994.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

for Asset Strategy Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over
$2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.70%;

for Core Equity Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion and 0.55% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.70%;

for International Growth Fund, 0.85% of net assets up to $1 billion, 0.83%
of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.85%;

for Large Cap Growth Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over
$2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.57% with the voluntary waiver, by
WRIMCO, of management fee expenses; 0.70% without the voluntary waiver, by
WRIMCO, of management fee expenses;

for Mid Cap Growth Fund, 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over
$2 billion and up to $3 billion; and 0.76% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.00% with the voluntary waiver, by
WRIMCO, of management fee expenses; 0.85% without the voluntary waiver, by
WRIMCO, of management fee expenses;

for Science and Technology Fund, 0.85% of net assets up to $1 billion,
0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over
$3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.85%;

for Small Cap Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over
$2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.85%; and

for Tax-Managed Equity Fund, 0.65% of net assets up to $1 billion, 0.60%
of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.00% with the voluntary waiver, by WRIMCO, of management fee expenses; 0.65% without the voluntary waiver, by WRIMCO, of management fee expenses.

WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y (as applicable) shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with each Fund's financial statements for the fiscal year ended March 31, 2002, is included in the Funds' Annual Report to Shareholders, which is available upon request.

ASSET STRATEGY FUND

For a Class A share outstanding throughout each period:

                                                                    For the
                                                 For the        period from
                                               fiscal year       7/10/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                               ---------------------------
Class A Per-Share Data

Net asset value, beginning of period             $11.98              $15.22
                                                 --------------------------
Income (loss) from investment operations:
Net investment income                              0.25                0.15
   Net realized and unrealized loss
       on investments                             (0.40)              (0.60)
                                                 --------------------------
Total from investment operations                  (0.15)              (0.45)
                                                 --------------------------
Less distributions:
   From net investment income                     (0.30)              (0.13)
   From capital gains                             (0.20)              (2.66)
                                                 --------------------------
Total distributions                               (0.50)              (2.79)
                                                 --------------------------
Net asset value, end of period                   $11.33              $11.98
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                  -1.25%              -3.77%

Net assets, end of period (in millions)             $4                  $2

Ratio of expenses to average net assets           1.45%               1.26%[3]

Ratio of net investment income to
average net assets                                2.28%               2.26%[3]

Portfolio turnover rate                         143.38%             214.77%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

ASSET STRATEGY FUND

For a Class B share outstanding throughout each period:

                                                                    For the
                                                 For the        period from
                                               fiscal year        7/3/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                                 --------------------------
Class B Per-Share Data

Net asset value, beginning of period            $11.97              $15.21
                                                 --------------------------
Income (loss) from investment operations:

Net investment income                             0.17                0.07
   Net realized and unrealized loss
   on investments                                (0.41)              (0.60)
                                                 --------------------------
Total from investment operations                 (0.24)              (0.53)
                                                 --------------------------
Less distributions:
From net investment income                       (0.21)              (0.05)

   From capital gains                            (0.20)              (2.66)
                                                 --------------------------
Total distributions                              (0.41)              (2.71)
                                                 --------------------------
Net asset value, end of period                  $11.32              $11.97
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                     -2.03%              -4.35%

Net assets, end of period (in millions)             $3                  $2

Ratio of expenses to average net assets           2.25%               2.15%[2]

Ratio of net investment income to average
   net assets                                     1.50%               1.37%[2]

Portfolio turnover rate                         143.38%             214.77%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

ASSET STRATEGY FUND

For a Class C share outstanding throughout each period[1]:

                                             For the fiscal year
                                             ended March 31,
                             ----------------------------------------------
                               2002      2001      2000      1999      1998
                             ----------------------------------------------
Class C Per-Share Data

Net asset value,
   beginning of period       $11.97    $15.21    $11.20    $11.42    $ 9.73
                             ----------------------------------------------
Income (loss) from
   investment operations:
   Net investment income       0.19      0.11      0.03      0.15      0.21
   Net realized and
        unrealized gain
        (loss) on
        investments          (0.43)    (0.62)      4.33      0.05      2.16
                             ----------------------------------------------
Total from investment
   operations                (0.24)    (0.51)      4.36      0.20      2.37
                             ----------------------------------------------
Less distributions:

From net investment income   (0.21)    (0.07)    (0.05)    (0.16)    (0.22)
   From capital gains        (0.20)    (2.66)    (0.30)    (0.26)    (0.46)
                             ----------------------------------------------
Total distributions          (0.41)    (2.73)    (0.35)    (0.42)    (0.68)
                             ----------------------------------------------
Net asset value,
   end of period             $11.32    $11.97    $15.21    $11.20    $11.42
                             ==============================================

Class C Ratios/Supplemental Data

Total return                  -1.98%    -4.22%    39.60%     1.79%    24.94%

Net assets, end of
   period (in millions)         $47       $54       $52       $30       $19

Ratio of expenses to
   average net assets          2.20%     2.15%     2.24%     2.32%     2.44%

Ratio of net investment
   income to average
   net assets                 1.59%     0.86%     0.24%     1.38%     2.02%

Portfolio turnover rate     143.38%   214.77%   204.12%   168.17%   220.67%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that
Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

ASSET STRATEGY FUND

For a Class Y share outstanding throughout each period:

                                             For the fiscal year
                                             ended March 31,
                             ----------------------------------------------
                               2002      2001      2000      1999      1998
                             ----------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period       $11.98    $15.26    $11.21    $11.43    $ 9.73
                             ----------------------------------------------
Income (loss) from
   investment operations:
   Net investment income       0.28      0.24      0.15      0.26      0.31
   Net realized and
        unrealized gain
        (loss) on
        investments          (0.42)    (0.63)      4.33      0.05      2.16
                             ----------------------------------------------
Total from investment
   operations                (0.14)    (0.39)      4.48      0.31      2.47

Less distributions:
From net investment income   (0.31)    (0.23)    (0.13)    (0.27)    (0.31)
   From capital gains        (0.20)    (2.66)    (0.30)    (0.26)    (0.46)
                             ----------------------------------------------
Total distributions          (0.51)    (2.89)    (0.43)    (0.53)    (0.77)
                             ----------------------------------------------
Net asset value,
   end of period             $11.33    $11.98    $15.26    $11.21    $11.43
                             ==============================================

Class Y Ratios/Supplemental Data

Total return                 -1.14%    -3.39%    40.85%     2.75%    26.06%

Net assets, end of period

   (in thousands)              $627      $550      $508      $307      $225

Ratio of expenses to
   average net assets         1.33%     1.32%     1.33%     1.45%     1.58%

Ratio of net investment
   income to average
   net assets                 2.44%     1.71%     1.14%     2.25%     2.90%

Portfolio turnover rate     143.38%   214.77%   204.12%   168.17%   220.67%

CORE EQUITY FUND[1]

For a Class A share outstanding throughout each period:

                                                                    For the
                                                 For the        period from
                                               fiscal year        7/3/00[2]
                                                  ended                to
                                                 3/31/02            3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period              $9.51              $13.89
                                                 --------------------------
Loss from investment operations:
Net investment loss                              (0.20)              (0.00)
   Net realized and unrealized loss
       on investments                            (0.11)              (2.00)
                                                 --------------------------
Total from investment operations                 (0.31)              (2.00)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.31)              (2.38)
                                                 --------------------------
Total distributions                              (0.31)              (2.38)
                                                 --------------------------
Net asset value, end of period                    $8.89              $ 9.51
                                                  =========================
Class A Ratios/Supplemental Data

Total return[3]                                  -3.18%             -16.72%

Net assets, end of period (in millions)             $9                  $4

Ratio of expenses to average net assets           1.26%               1.18%[4]

Ratio of net investment loss to
   average net assets                            -0.11%              -0.11%[4]
 Portfolio turnover rate                         22.36%              39.02%[5]

[1]Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.

[2]Commencement of operations.

[3]Total return calculated without taking into account the sales load deducted on an initial purchase.

[4]Annualized.

[5]For the fiscal year ended March 31, 2001.

CORE EQUITY FUND[1]

For a Class B share outstanding throughout each period:

                                                                    For the
                                                 For the        period from
                                               fiscal year       7/11/00[2]
                                                  ended                to
                                                 3/31/02            3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period             $9.44              $14.10
                                                  -------------------------
Loss from investment operations:
Net investment loss                              (0.14)              (0.05)
   Net realized and unrealized loss
       on investments                            (0.25)              (2.23)
                                                  -------------------------
Total from investment operations                 (0.39)              (2.28)
                                                  -------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.31)              (2.38)
                                                  -------------------------
Total distributions                              (0.31)              (2.38)
                                                  -------------------------
Net asset value, end of period                   $8.74              $ 9.44
                                                  =========================
Class B Ratios/Supplemental Data

Total return                                     -4.06%             -18.50%

Net assets, end of period (in millions)             $6                  $5

Ratio of expenses to average net assets           2.18%               2.11%[3]

Ratio of net investment loss to average
   net assets                                    -1.04%              -1.02%[3]

Portfolio turnover rate                          22.36%              39.02%[4]

[1]Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.

[2]Commencement of operations.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

CORE EQUITY FUND[1]

For a Class C share outstanding throughout each period[2]:

                                             For the fiscal year
                                             ended March 31,
                               --------------------------------------------
                               2002      2001      2000      1999      1998
                               --------------------------------------------
Class C Per-Share Data

Net asset value,
beginning of period          $9.45    $13.76    $11.52    $12.24    $ 9.09
                              ---------------------------------------------
Income (loss) from
   investment  operations:
Net investment
   income (loss)             (0.08)    (0.11)    (0.01)      0.03    (0.02)
   Net realized and
        unrealized gain
        (loss) on
        investments          (0.30)    (1.82)      2.71      0.82      3.56
                              ---------------------------------------------
Total from investment
   operations                (0.38)    (1.93)      2.70      0.85      3.54
                              ---------------------------------------------
Less distributions:
From net investment income   (0.00)    (0.00)    (0.03)    (0.01)    (0.00)

   From capital gains        (0.31)    (2.38)    (0.43)    (1.56)    (0.39)
                              ---------------------------------------------
Total distributions          (0.31)    (2.38)    (0.46)    (1.57)    (0.39)
                              ---------------------------------------------
Net asset value,
   end of period             $8.76    $ 9.45    $13.76    $11.52    $12.24
                              =============================================

Class C Ratios/Supplemental Data

Total return                 -3.94%   -16.40%    23.98%     7.47%    39.57%

Net assets, end of
   period (in millions)       $356      $440      $585      $508      $473

Ratio of expenses to
   average net assets         2.05%     1.97%     1.98%     1.93%     1.92%

Ratio of net
   investment income
   (loss) to average
   net assets                -0.91%    -0.93%    -0.12%     0.30%    -0.23%

Portfolio turnover rate      22.36%    39.02%    75.64%    54.73%    36.94%

[1]Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.

[2]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that
Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

CORE EQUITY FUND[1]

For a Class Y share outstanding throughout each period[2]:

                                             For the fiscal year
                                             ended March 31,
                               --------------------------------------------
                               2002      2001      2000      1999      1998
                               --------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period        $9.82    $14.08    $11.78    $12.46    $ 9.18
                              ---------------------------------------------
Income (loss) from
   investment operations:
Net investment income
   (loss)                    (0.11)    (0.04)      0.06      0.12      0.05
   Net realized and
        unrealized gain
        (loss) on
        investments          (0.21)    (1.84)      2.80      0.84      3.62
                              ---------------------------------------------
Total from investment
   operations                (0.32)    (1.88)      2.86      0.96      3.67
                              ---------------------------------------------
Less distributions:
From net investment income   (0.00)    (0.00)    (0.13)    (0.08)    (0.00)

   From capital gains        (0.31)    (2.38)    (0.43)    (1.56)    (0.39)
                              ---------------------------------------------
Total distributions          (0.31)    (2.38)    (0.56)    (1.64)    (0.39)
                              ---------------------------------------------
Net asset value,
   end of period              $9.19    $ 9.82    $14.08    $11.78    $12.46
                              =============================================

Class Y Ratios/Supplemental Data

Total return                 -3.18%   -15.62%    24.96%     8.37%    40.63%

Net assets, end of
   period (in millions)          $4        $2        $2        $1        $1

Ratio of expenses to
   average net assets         1.17%     1.15%     1.16%     1.15%     1.20%

Ratio of net investment
   income (loss) to
   average net assets        -0.03%    -0.11%     0.67%     1.10%     0.50%

Portfolio turnover rate      22.36%    39.02%    75.64%    54.73%    36.94%

[1]Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.

[2]Per-share amounts have been adjusted retroactively to reflect the 100%
stock dividend effected June 26, 1998.

INTERNATIONAL GROWTH FUND

For a Class A share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year        7/3/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period             $12.03              $24.33
                                                 --------------------------
Income (loss) from investment operations:

Net investment loss                              (0.17)              (0.02)
   Net realized and unrealized loss
       on investments                            (2.01)              (6.46)
                                                 --------------------------
Total from investment operations                 (2.18)              (6.48)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)

   From capital gains                            (0.03)              (5.82)
                                                 --------------------------
Total distributions                              (0.03)              (5.82)
                                                 --------------------------
Net asset value, end of period                   $ 9.82              $12.03
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                 -18.12%             -29.73%

Net assets, end of period (in millions)             $7                  $5

Ratio of expenses to average net assets           1.89%               1.72%[3]

Ratio of net investment loss to
    average net assets                           -0.49%              -0.31%[3]

Portfolio turnover rate                         133.83%             103.03%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

INTERNATIONAL GROWTH FUND

For a Class B share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year       7/10/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period             $11.94              $24.59
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.19)              (0.09)
   Net realized and unrealized loss
       on investments                            (2.07)              (6.74)
                                                 --------------------------
Total from investment operations                 (2.26)              (6.83)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.03)              (5.82)
                                                 --------------------------
Total distributions                              (0.03)              (5.82)
                                                 --------------------------
Net asset value, end of period                   $ 9.65              $11.94
                                                 ==========================
Class B Ratios/Supplemental Data

Total return                                    -18.93%             -30.89%

Net assets, end of period (in millions)             $2                  $2

Ratio of expenses to average net assets           2.89%               2.61%[2]

Ratio of net investment loss to average
   net assets                                    -1.42%              -1.30%[2]

Portfolio turnover rate                         133.83%             103.03%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

INTERNATIONAL GROWTH FUND

For a Class C share outstanding throughout each period[1]:

                                             For the fiscal year
                                             ended March 31,
                             ----------------------------------------------
                               2002      2001      2000      1999      1998
                             ----------------------------------------------
Class C Per-Share Data

Net asset value,
   beginning of period       $11.96    $28.58    $15.58    $15.04    $12.40
                             ----------------------------------------------
Income (loss) from
   investment operations:

Net investment loss          (0.11)    (0.17)    (0.34)    (0.07)    (0.10)

   Net realized and
        unrealized gain
        (loss) on
        investments          (2.13)   (10.63)     15.14      1.55      4.12
                             ----------------------------------------------
Total from investment
   operations                (2.24)   (10.80)     14.80      1.48      4.02
                             ----------------------------------------------
Less distributions:
From net investment income   (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
   From capital gains        (0.03)    (5.82)    (1.80)    (0.94)    (1.38)
                             ----------------------------------------------
Total distributions          (0.03)    (5.82)    (1.80)    (0.94)    (1.38)
                             ----------------------------------------------
Net asset value,
   end of period             $ 9.69    $11.96    $28.58    $15.58    $15.04
                             ==============================================

Class C Ratios/Supplemental Data

Total return                -18.73%   -40.45%    97.89%    10.36%    35.24%

Net assets, end of
   period (in millions)        $74      $123      $233      $100       $87

Ratio of expenses to
   average net assets         2.62%     2.36%     2.37%     2.35%     2.35%

Ratio of net investment
   loss to average
   net assets                -1.03%    -1.03%    -1.48%    -0.53%    -0.82%

Portfolio turnover rate     133.83%   103.03%   125.71%   116.25%   105.11%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that
Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

INTERNATIONAL GROWTH FUND

For a Class Y share outstanding throughout each period:

                                             For the fiscal year
                                             ended March 31,
                             ----------------------------------------------
                               2002      2001      2000      1999      1998
                             ----------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period       $12.87    $29.86    $16.08    $15.35    $12.52
                             ----------------------------------------------
Income (loss) from
   investment operations:
Net investment income (loss) (0.18)    (0.17)    (1.41)      0.05      0.01
   Net realized and
        unrealized gain
        (loss) on
        investments          (2.11)   (11.00)     16.99      1.62      4.20
                             ----------------------------------------------
Total from investment
   operations                (2.29)   (11.17)     15.58      1.67      4.21
                             ----------------------------------------------
Less distributions:
From net investment income   (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
   From capital gains        (0.03)    (5.82)    (1.80)    (0.94)    (1.38)
                             ----------------------------------------------

Total distributions          (0.03)    (5.82)    (1.80)    (0.94)    (1.38)
                             ----------------------------------------------
Net asset value,
   end of period             $10.55    $12.87    $29.86    $16.08    $15.35
                             ==============================================

Class Y Ratios/Supplemental Data

Total return                -17.79%   -39.91%    99.74%    11.41%    36.45%

Net assets, end of
   period (in thousands)     $8,314    $6,594    $5,296      $629      $419

Ratio of expenses to
   average net assets         1.52%     1.44%     1.48%     1.44%     1.51%

Ratio of net investment
   income (loss) to
   average net assets        -0.11%    -0.02%    -0.80%     0.36%     0.07%

Portfolio turnover rate     133.83%   103.03%   125.71%   116.25%   105.11%

LARGE CAP GROWTH FUND

For a Class A share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year       6/30/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                                ---------------------------
Class A Per-Share Data

Net asset value, beginning of period              $9.48              $10.00
                                                  -------------------------
Income (loss) from investment operations:

Net investment income (loss)                     (0.04)                0.05
   Net realized and unrealized loss
   on investments                                (0.23)              (0.45)
                                                  -------------------------
Total from investment operations                 (0.27)              (0.40)
                                                  -------------------------
Less distributions:
From net investment income                       (0.00)              (0.06)

   From capital gains                            (0.00)              (0.06)
                                                  -------------------------
Total distributions                              (0.00)              (0.12)
                                                  -------------------------
Net asset value, end of period                    $9.21              $ 9.48
                                                  =========================
Class A Ratios/Supplemental Data

Total return[2]                                  -2.85%              -4.27%

Net assets, end of period (in millions)             $20                 $19

Ratio of expenses to average net assets
   including voluntary expense waiver             1.58%               1.13%[3]

Ratio of net investment income (loss)
   to average net assets including
   voluntary expense waiver                      -0.38%               0.89%[3]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             1.69%               1.34%[3]

Ratio of net investment income (loss)
   to average net assets excluding
   voluntary expense waiver                      -0.49%               0.68%[3]

Portfolio turnover rate                          98.59%              75.42%

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

LARGE CAP GROWTH FUND

For a Class B share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year        7/6/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                                  -------------------------
Class B Per-Share Data

Net asset value, beginning of period              $9.44              $10.02
                                                  -------------------------
Income (loss) from investment operations:
Net investment loss                              (0.16)              (0.03)
   Net realized and unrealized loss
       on investments                            (0.23)              (0.49)
                                                  -------------------------
Total from investment operations                 (0.39)              (0.52)
                                                  -------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.00)              (0.06)
                                                  -------------------------
Total distributions                              (0.00)              (0.06)
                                                  -------------------------
Net asset value, end of period                    $9.05              $ 9.44
                                                  =========================
Class B Ratios/Supplemental Data

Total return                                     -4.13%              -5.32%

Net assets, end of period (in millions)              $2                  $2

Ratio of expenses to average net assets
   including voluntary expense waiver             2.98%               2.53%[2]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -1.79%              -0.60%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.19%               3.00%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -2.00%              -1.07%[2]

Portfolio turnover rate                          98.59%              75.42%

[1]Commencement of operations.

[2]Annualized.

LARGE CAP GROWTH FUND

For a Class C share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year        7/3/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                                ---------------------------
Class C Per-Share Data

Net asset value, beginning of period              $9.45              $10.00
                                                  -------------------------
Income (loss) from investment operations:
Net investment loss                              (0.12)              (0.00)
   Net realized and unrealized loss
       on investments                            (0.23)              (0.48)
                                                  -------------------------
Total from investment operations                 (0.35)              (0.48)
                                                  -------------------------
Less distributions:
From net investment income                       (0.00)              (0.01)
   From capital gains                            (0.00)              (0.06)
                                                  -------------------------
Total distributions                              (0.00)              (0.07)
                                                  -------------------------
Net asset value, end of period                    $9.10              $ 9.45
                                                  =========================
Class C Ratios/Supplemental Data

Total return                                     -3.60%              -4.93%

Net assets, end of period (in millions)             $7                  $7

Ratio of expenses to average net assets
   including voluntary expense waiver             2.51%               2.06%[2]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -1.31%              -0.08%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             2.68%               2.44%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -1.48%              -0.46%[2]

Portfolio turnover rate                          98.59%              75.42%

[1]Commencement of operations.

[2]Annualized.

LARGE CAP GROWTH FUND

For a Class Y share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year        7/6/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                                  -------------------------
Class Y Per-Share Data

Net asset value, beginning of period              $9.48              $10.02
                                                  -------------------------
Income (loss) from investment operations:
   Net investment income (loss)                  (0.01)                0.09

   Net realized and unrealized loss
       on investments                            (0.25)              (0.50)
                                                  -------------------------
Total from investment operations                 (0.26)              (0.41)
                                                  -------------------------
Less distributions:
From net investment income                       (0.00)              (0.07)
   From capital gains                            (0.00)              (0.06)
                                                  -------------------------
Total distributions                              (0.00)              (0.13)
                                                  -------------------------

Net asset value, end of period                    $9.22              $ 9.48
                                                  =========================

Class Y Ratios/Supplemental Data

Total return                                     -2.74%              -4.38%

Net assets, end of period (in thousands)          $768                $279

Ratio of expenses to average net assets
   including voluntary expense waiver             1.36%               1.13%[2]

Ratio of net investment income (loss)
   to average net assets including
   voluntary expense waiver                      -0.20%               1.11%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             1.45%               1.34%[2]

Ratio of net investment income (loss) to
   average net assets excluding voluntary
   expense waiver                                -0.29%               0.90%[2]

Portfolio turnover rate                          98.59%              75.42%

[1]Commencement of operations.

[2]Annualized.

MID CAP GROWTH FUND

For a Class A share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year       6/30/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                                ---------------------------
Class A Per-Share Data

Net asset value, beginning of period              $9.11              $10.00
                                                  -------------------------
Income (loss) from investment operations:
Net investment income                              0.02                0.11
   Net realized and unrealized loss
       on investments                            (0.17)              (0.65)
                                                  -------------------------
Total from investment operations                 (0.15)              (0.54)
                                                  -------------------------
Less distributions:
From net investment income                       (0.05)              (0.06)
   From capital gains                            (0.00)              (0.29)
                                                  -------------------------
Total distributions                              (0.05)              (0.35)
                                                  -------------------------
Net asset value, end of period                    $8.91              $ 9.11
                                                  =========================

Class A Ratios/Supplemental Data

Total return[2]                                  -1.67%              -5.88%

Net assets, end of period (in millions)            $15                 $11

Ratio of expenses to average net assets
   including voluntary expense waiver             1.17%               1.01%[3]

Ratio of net investment income to average
   net assets including voluntary
   expense waiver                                 0.34%               1.85%[3]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             1.84%               1.65%[3]

Ratio of net investment income (loss)
   to average net assets excluding voluntary
   expense waiver                                -0.33%               1.21%[3]

Portfolio turnover rate                          39.05%             110.18%

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

MID CAP GROWTH FUND

For a Class B share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year        7/6/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                                ---------------------------
Class B Per-Share Data

Net asset value, beginning of period              $9.07              $10.01
                                                  -------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (0.09)                0.02
   Net realized and unrealized loss
   on investments                                (0.17)              (0.66)

                                                  -------------------------
Total from investment operations                 (0.26)              (0.64)
                                                  -------------------------
Less distributions:
From net investment income                       (0.00)              (0.01)
   From capital gains                            (0.00)              (0.29)
                                                  -------------------------
Total distributions                              (0.00)              (0.30)
                                                  -------------------------
Net asset value, end of period                    $8.81              $ 9.07
                                                  =========================

Class B Ratios/Supplemental Data

Total return                                     -2.87%              -6.85%

Net assets, end of period (in millions)             $2                  $2

Ratio of expenses to average net assets
   including voluntary expense waiver             2.49%               2.40%[2]

Ratio of net investment income (loss)
   to average net assets including
   voluntary expense waiver                      -0.95%               0.44%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.90%               3.93%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -2.37%              -1.09%[2]

Portfolio turnover rate                          39.05%             110.18%

[1]Commencement of operations.

[2]Annualized.

MID CAP GROWTH FUND

For a Class C share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year        7/3/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                                ---------------------------

Class C Per-Share Data

Net asset value, beginning of period              $9.08              $10.00
                                                  -------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (0.05)                0.04
   Net realized and unrealized loss
       on investments                            (0.18)              (0.66)

                                                  -------------------------
Total from investment operations                 (0.23)              (0.62)
                                                  -------------------------
Less distributions:
From net investment income                       (0.00)              (0.01)
   From capital gains                            (0.00)              (0.29)
                                                  -------------------------

Total distributions                              (0.00)              (0.30)
                                                  -------------------------
Net asset value, end of period                    $8.85              $ 9.08
                                                  =========================

Class C Ratios/Supplemental Data

Total return                                     -2.53%              -6.58%

Net assets, end of period (in millions)             $4                  $4

Ratio of expenses to average net assets
   including voluntary expense waiver             2.10%               1.99%[2]

Ratio of net investment income (loss) to
   average net assets including voluntary
   expense waiver                                -0.55%               0.84%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.30%               3.26%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -1.74%              -0.43%[2]

Portfolio turnover rate                          39.05%             110.18%

[1]Commencement of operations.

[2]Annualized.

MID CAP GROWTH FUND

For a Class Y share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year       7/10/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                                ---------------------------
Class Y Per-Share Data

Net asset value, beginning of period              $9.11              $10.23
                                                  -------------------------
Income (loss) from investment operations:

Net investment income                              0.00                0.11
   Net realized and unrealized loss
       on investments                            (0.14)              (0.88)
                                                  -------------------------
Total from investment operations                 (0.14)              (0.77)
                                                  -------------------------
Less distributions:

   From net investment income                    (0.06)              (0.06)
   From capital gains                            (0.00)              (0.29)
                                                  -------------------------

Total distributions                              (0.06)              (0.35)
                                                  -------------------------
Net asset value, end of period                    $8.91              $ 9.11
                                                  =========================

Class Y Ratios/Supplemental Data

Total return                                     -1.52%              -7.97%

Net assets, end of period (in thousands)          $438                $184

Ratio of expenses to average net assets
   including voluntary expense waiver             0.83%               1.03%[2]

Ratio of net investment income to average
   net assets including voluntary
   expense waiver                                 0.50%               1.77%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             1.30%               1.68%[2]

Ratio of net investment income to average
   net assets excluding voluntary
   expense waiver                                 0.03%               1.11%[2]

Portfolio turnover rate                          39.05%             110.18%

[1]Commencement of operations.

[2]Annualized.

SCIENCE AND TECHNOLOGY FUND

For a Class A share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year        7/3/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                                ---------------------------
Class A Per-Share Data

Net asset value, beginning of period             $17.93              $34.91
                                                 --------------------------

Income (loss) from investment operations:
Net investment income (loss)                     (0.45)                0.02
   Net realized and unrealized gain (loss)
       on investments                              0.73              (9.35)
                                                 --------------------------
Total from investment operations                   0.28              (9.33)
                                                 --------------------------
Less distribution from capital gains             (0.02)              (7.65)

                                                 --------------------------
Net asset value, end of period                   $18.19              $17.93
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                   1.56%             -31.95%

Net assets, end of period (in millions)            $12                  $6

Ratio of expenses to average net assets           1.75%               1.70%[3]

Ratio of net investment income (loss) to
   average net assets                            -0.76%               0.26%[3]

Portfolio turnover rate                          90.92%             111.25%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

SCIENCE AND TECHNOLOGY FUND

For a Class B share outstanding throughout each period:

                                                                    For the
                                                 For the        period from
                                               fiscal year        7/3/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                                ---------------------------
Class B Per-Share Data

Net asset value, beginning of period             $17.80              $34.91
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.38)              (0.06)
   Net realized and unrealized gain (loss)
       on investments                              0.48              (9.40)
                                                 --------------------------
Total from investment operations                   0.10              (9.46)
                                                 --------------------------
Less distribution from capital gains             (0.02)              (7.65)
                                                 --------------------------
Net asset value, end of period                   $17.88              $17.80
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                      0.56%             -32.37%

Net assets, end of period (in millions)             $4                  $3

Ratio of expenses to average net assets           2.75%               2.53%[2]

Ratio of net investment loss to average
   net assets                                    -1.73%              -0.55%[2]

Portfolio turnover rate                          90.92%             111.25%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

SCIENCE AND TECHNOLOGY FUND

For a Class C share outstanding throughout each period[1]:

                                                                    For the
                                   For the fiscal year            eriod from
                                    ended March 31,               7/31/97[2]
                               ----------------------------------      to
                               2002      2001      2000      1999   3/31/98
                               --------------------------------------------
Class C Per-Share Data

Net asset value,
beginning of period          $17.83    $45.03    $17.45    $12.01    $10.00
                             ----------------------------------------------
Income (loss) from
   investment operations:
Net investment loss          (0.24)    (0.12)    (0.95)    (0.09)    (0.07)
   Net realized and
        unrealized gain
        (loss) on
        investments            0.40   (19.43)     28.77      5.53      2.08
                             ----------------------------------------------
Total from investment
   operations                  0.16   (19.55)     27.82      5.44      2.01
                             ----------------------------------------------
Less distribution from
   capital gains             (0.02)    (7.65)    (0.24)    (0.00)    (0.00)
                             ----------------------------------------------
Net asset value,
   end of period             $17.97    $17.83    $45.03    $17.45    $12.01
                             ==============================================

Class C Ratios/Supplemental Data

Total return                  0.89%   -47.49%   159.75%    45.30%    20.10%

Net assets, end of
   period (in millions)       $112      $134      $283       $44        $8

Ratio of expenses to
   average net assets         2.45%     2.27%     2.20%     2.57%     3.20%[3]

Ratio of net investment
   loss to average
   net assets                -1.40%    -0.44%    -1.68%    -1.26%    -1.66%[3]

Portfolio turnover rate      90.92%   111.25%    44.19%    51.00%    26.64%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that
Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

[2]Commencement of operations.

[3]Annualized.

SCIENCE AND TECHNOLOGY FUND

For a Class Y share outstanding throughout each period:
                                                                    For the
                                         For the fiscal year      period from
                                             ended March 31,        6/9/98[1]
                                       --------------------------       to
                                         2002      2001      2000   3/31/99
                                       ------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period                 $18.21    $45.36    $17.65    $12.20
                                       ------------------------------------
Income (loss) from
   investment operations:
Net investment income (loss)           (0.51)    (0.01)    (6.09)      0.01
   Net realized and unrealized
        gain (loss) on
        investments                      0.86   (19.49)     34.04      5.44
                                       ------------------------------------
Total from investment
   operations                            0.35   (19.50)     27.95      5.45
                                       ------------------------------------
Less distribution from
   capital gains                       (0.02)    (7.65)    (0.24)    (0.00)
                                       ------------------------------------
Net asset value,
   end of period                       $18.54    $18.21    $45.36    $17.65
                                       ====================================

Class Y Ratios/Supplemental Data

Total return                            1.92%   -47.00%   158.67%    44.67%

Net assets, end of period
   (in thousands)                     $3,035    $1,466    $2,108       $53

Ratio of expenses to
   average net assets                   1.39%     1.35%     1.36%     0.62%[2]

Ratio of net investment
income (loss) to average
   net assets                          -0.43%     0.47%    -0.96%     0.54%[2]

Portfolio turnover rate                90.92%   111.25%    44.19%    51.00%[2]

[1]Commencement of operations.

[2]Annualized.

SMALL CAP GROWTH FUND

For a Class A share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year        7/3/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period             $ 9.43              $19.64
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.59)              (0.02)
   Net realized and unrealized gain (loss)
       on investments                              1.75              (4.74)
                                                 --------------------------
Total from investment operations                   1.16              (4.76)
                                                 --------------------------

Less distribution from capital gains             (0.00)              (5.45)
                                                 --------------------------
Net asset value, end of period                   $10.59              $ 9.43
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                  12.30%             -28.30%

Net assets, end of period (in millions)            $16                  $4

Ratio of expenses to average net assets           1.39%               1.49%[3]

Ratio of net investment loss to average
   net assets                                    -0.93%              -0.39%[3]

Portfolio turnover rate                          28.77%              47.85%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

SMALL CAP GROWTH FUND

For a Class B share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year        7/6/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period             $ 9.36              $19.26
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.26)              (0.06)
   Net realized and unrealized gain (loss)
       on investments                              1.30              (4.39)
                                                 --------------------------
Total from investment operations                   1.04              (4.45)
                                                 --------------------------
Less distribution from capital gains             (0.00)              (5.45)
                                                 --------------------------
Net asset value, end of period                   $10.40              $ 9.36
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                     11.11%             -27.29%

Net assets, end of period (in millions)             $8                  $5

Ratio of expenses to average net assets           2.43%               2.31%[2]

Ratio of net investment loss to average
   net assets                                    -1.94%              -1.18%[2]

Portfolio turnover rate                          28.77%              47.85%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

SMALL CAP GROWTH FUND[1]

For a Class C share outstanding throughout each period[2]:

                                             For the fiscal year
                                             ended March 31,
                             ----------------------------------------------
                               2002      2001      2000      1999      1998
                             ----------------------------------------------
Class C Per-Share Data

Net asset value,
beginning of period          $ 9.38    $21.64    $14.74    $14.29    $ 9.08
                             ----------------------------------------------
Income (loss) from
   investment operations:
   Net investment loss       (0.16)    (0.10)    (0.18)    (0.11)    (0.13)

   Net realized and
        unrealized gain
        (loss) on
        investments            1.22    (6.71)     10.22      2.91      5.91
                             ----------------------------------------------
Total from investment
   operations                  1.06    (6.81)     10.04      2.80      5.78
                             ----------------------------------------------
Less distribution from
   capital gains             (0.00)    (5.45)    (3.14)    (2.35)    (0.57)
                             ----------------------------------------------
Net asset value,
   end of period             $10.44    $ 9.38    $21.64    $14.74    $14.29
                             ==============================================

Class C Ratios/Supplemental Data

Total return                 11.30%   -35.17%    73.38%    21.61%    65.37%

Net assets, end of
   period (in millions)        $435      $459      $801      $425      $330

Ratio of expenses to
   average net assets         2.20%     2.12%     2.11%     2.10%     2.13%

Ratio of net investment
   loss to average
   net assets                -1.70%    -0.81%    -0.90%    -0.90%    -1.12%

Portfolio turnover rate      28.77%    47.85%    82.24%    51.41%    33.46%

[1]Small Cap Growth Fund (formerly Growth Fund) changed its name and investment strategy effective June 30, 2000.

[2]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that
Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

SMALL CAP GROWTH FUND[1]

For a Class Y share outstanding throughout each period[2]:

                                             For the fiscal year
                                             ended March 31,
                             ----------------------------------------------

                               2002      2001      2000      1999      1998
                             ----------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period       $10.14    $22.65    $15.21    $14.55    $ 9.16
                             ----------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss) (0.34)    (0.20)    (0.15)      0.00    (0.03)
   Net realized and unrealized
        gain (loss) on
        investments            1.59    (6.86)     10.73      3.01      5.99
                             ----------------------------------------------
Total from investment
   operations                  1.25    (7.06)     10.58      3.01      5.96
                             ----------------------------------------------
Less distribution from
   capital gains             (0.00)    (5.45)    (3.14)    (2.35)    (0.57)
                             ----------------------------------------------
Net asset value,
   end of period             $11.39    $10.14    $22.65    $15.21    $14.55
                             ==============================================

Class Y Ratios/Supplemental Data

Total return                 12.33%   -34.67%    74.71%    22.73%    66.78%

Net assets, end of
   period (in thousands)    $48,165   $21,027   $16,770    $7,942      $633

Ratio of expenses to
   average net assets         1.31%     1.30%     1.30%     1.18%     1.30%

Ratio of net investment
   income (loss) to
   average net assets        -0.83%    -0.02%    -0.09%     0.08%    -0.30%

Portfolio turnover rate      28.77%    47.85%    82.24%    51.41%    33.46%

[1]Small Cap Growth Fund (formerly Growth Fund) changed its name and investment strategy effective June 30, 2000.

[2]Per-share amounts have been adjusted retroactively to reflect the 100%
stock dividend effected June 26, 1998.

TAX-MANAGED EQUITY FUND

For a Class A share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year       6/30/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period              $7.19              $10.00
                                                  -------------------------
Income (loss) from investment operations:

Net investment loss                              (0.08)              (0.00)
   Net realized and unrealized loss
       on investments                            (0.68)              (2.81)
                                                  -------------------------
Total from investment operations                 (0.76)              (2.81)
                                                  -------------------------
Less distributions:
   From net investment income                    (0.00)              (0.00)
   From capital gains                            (0.00)              (0.00)
                                                  -------------------------

Total distributions                              (0.00)              (0.00)
                                                  -------------------------
Net asset value, end of period                    $6.43              $ 7.19
                                                  =========================

Class A Ratios/Supplemental Data

Total return[2]                                 -10.57%             -28.10%

Net assets, end of period (in millions)             $4                  $4

Ratio of expenses to average net assets
   including voluntary expense waiver             1.62%               1.27%[3]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -0.92%              -0.09%[3]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             2.17%               1.80%[3]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -1.46%              -0.62%[3]

Portfolio turnover rate                          95.60%              73.46%

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

TAX-MANAGED EQUITY FUND
For a Class B share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year       7/13/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period              $7.12              $10.06
                                                  -------------------------
Income (loss) from investment operations:
Net investment loss                              (0.13)              (0.05)
   Net realized and unrealized loss
       on investments                            (0.68)              (2.89)
                                                  -------------------------
Total from investment operations                 (0.81)              (2.94)
                                                  -------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.00)              (0.00)
                                                  -------------------------
Total distributions                              (0.00)              (0.00)
                                                  -------------------------

Net asset value, end of period                    $6.31              $ 7.12
                                                  =========================

Class B Ratios/Supplemental Data

Total return                                    -11.38%             -29.22%

Net assets, end of period (in thousands)          $358                $296

Ratio of expenses to average net assets
   including voluntary expense waiver             2.56%               2.45%[2]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -1.86%              -1.74%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.42%               3.48%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -2.71%              -2.77%[2]

Portfolio turnover rate                          95.60%              73.46%

[1]Commencement of operations.

[2]Annualized.

TAX-MANAGED EQUITY FUND

For a Class C share outstanding throughout each period:
                                                                    For the
                                                 For the        period from
                                               fiscal year        7/6/00[1]
                                                  ended                to
                                                 3/31/02            3/31/01
                                               ----------------------------

Class C Per-Share Data

Net asset value, beginning of period              $7.13              $10.01
                                                  -------------------------
Income (loss) from investment operations:
Net investment loss                              (0.19)              (0.06)
   Net realized and unrealized loss
       on investments                            (0.62)              (2.82)
                                                  -------------------------
Total from investment operations                 (0.81)              (2.88)
                                                  -------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.00)              (0.00)
                                                  -------------------------

Total distributions                              (0.00)              (0.00)
                                                  -------------------------
Net asset value, end of period                    $6.32              $ 7.13
                                                  =========================

Class C Ratios/Supplemental Data

Total return                                    -11.36%             -28.77%

Net assets, end of period (in thousands)          $865              $1,700

Ratio of expenses to average net assets
   including voluntary expense waiver             2.76%               2.35%[2]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -2.07%              -1.52%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.69%               3.34%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -2.99%              -2.50%[2]

Portfolio turnover rate                          95.60%              73.46%

[1]Commencement of operations.

[2]Annualized.

This space is intended for your notes and calculations.

W&R FUNDS, INC.

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

W&R FUNDS, INC.

You can get more information about each Fund in the --

*  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

*  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI or copies of the most recent
Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent
Annual and Semiannual Reports) is available from the SEC's web site at
http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public
Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-
942-8090.

The Funds' SEC file number is: 811-6569

Waddell & Reed, Inc.
6300 Lamar Avenue, P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

WRP3200(7-02)

Prospectus

July 29, 2002

EQUITY, GROWTH & INCOME
AND ASSET ALLOCATION FUNDS

Asset Strategy Fund
Core Equity Fund
International Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Science and Technology Fund
Small Cap Growth Fund
Tax-Managed Equity Fund

The Securities and Exchange Commission has not approved
or disapproved the Fund's securities, or determined whether
this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Waddell & Reed, Inc.

CONTENTS

3    AN OVERVIEW OF THE FUNDS
3    ASSET STRATEGY FUND
11   CORE EQUITY FUND
18   INTERNATIONAL GROWTH FUND
25   LARGE CAP GROWTH FUND
33   MID CAP GROWTH FUND
41   SCIENCE AND TECHNOLOGY FUND
48   SMALL CAP GROWTH FUND
55   TAX-MANAGED EQUITY FUND
62   INVESTMENT PRINCIPLES OF THE FUNDS
62        Investment Goals, Principal Strategies and Other Investments
69        Risk Considerations of Principal Strategies and Other Investments
71   YOUR ACCOUNT
71        Choosing a Share Class
78        Ways to Set Up Your Account
80        Buying Shares
83        Selling Shares
88        Distributions and Taxes
91   THE MANAGEMENT OF THE FUNDS
91        Portfolio Management
93        Management Fee
95   FINANCIAL HIGHLIGHTS

AN OVERVIEW OF THE FUND

GOAL

W&R Asset Strategy Fund

seeks high total return over the long term.

Principal Strategies

Asset Strategy Fund seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

*  The stock class includes equity securities of all types, although Waddell &
   Reed Investment Management Company (WRIMCO), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.

*  The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with remaining maturities of more than three years. This asset class may include a significant amount, up to 35% of the Fund's total assets, of high yield/high risk bonds, or junk bonds, which include bonds rated BB and below by Standard & Poor's (S&P) and
   Ba and below by Moody's Corporation (Moody's) or unrated bonds deemed by
   WRIMCO to be of comparable quality.

*  The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.

*  Within each of these classes, the Fund may invest in both domestic and foreign securities.

The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated below. This mix will vary over shorter time periods as WRIMCO changes the Fund's holdings based on its current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Portfolio Mix

Stocks 70% (can range from 0-100%)
Bonds 25% (can range from 0-100%)
Short-term 5% (can range from 0-100%)

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Asset Strategy
Fund. These include:

*  WRIMCO's skill in allocating the Fund's assets among different types of investments

*  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

*  an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline

*  prepayment of higher-yielding bonds held by the Fund

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.

Investments by the Fund in high yield/high risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As well, the Fund may invest a significant portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this
Fund may be appropriate for you. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Asset Strategy Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1996                                    3.92%
1997                                   10.84%
1998                                    8.64%
1999                                   21.22%
2000                                   20.66%
2001                                  -11.74%

In the period shown in the chart, the highest quarterly return was 15.58% (the first quarter of 2000) and the lowest quarterly return was -8.25% (the first quarter of 2001). The Class C return for the year through June 30, 2002 was
2.39%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of broad-
based securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 04-20-1995)

Before Taxes[1]                       -11.74%          9.22%          7.95%

After Taxes on Distributions[1]       -12.73%          6.57%          5.71%

After Taxes on Distributions
and Sale of Fund Shares[1]             -6.50%[2]       6.95%          5.97%

Class Y (began on 12-29-1995)

Before Taxes                          -10.91%         10.20%          9.26%

Class B (began on 07-03-2000)

Before Taxes                          -15.14%         -7.46%

Class A (began on 07-10-2000)

Before Taxes                          -16.10%         -8.47%

Indexes

S&P 500 Index[3]                      -11.91%         10.69%         14.66%[4]

Salomon Brothers Broad
Investment Grade Index[3]               8.52%          7.44%          7.81%[4]

Salomon Brothers Short-Term
Index for 1 Month Certificates
of Deposit[3]                           4.14%          5.47%          5.53%[4]

Lipper Flexible Portfolio Funds
Universe Average[5]                    -6.41%          7.52%         10.06%[4]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on April 30, 1995.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Asset Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.70%     0.70%     0.70%     0.70%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.52%     0.57%     0.51%     0.39%

Total Annual Fund
Operating Expenses[3]                   1.47%     2.27%     2.21%     1.34%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $716    $1,013    $1,332    $2,231

Class B Shares                           $630    $1,009    $1,315    $2,402[1]

Class C Shares                           $224    $  691    $1,185    $2,544

Class Y Shares                           $136    $  425    $  734    $1,613

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $716    $1,013    $1,332    $2,231

Class B Shares                           $230    $  709    $1,215    $2,402[1]

Class C Shares                           $224    $  691    $1,185    $2,544

Class Y Shares                           $136    $  425    $  734    $1,613

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOALS

W&R Core Equity Fund

seeks to provide capital growth and income.

Principal Strategies

Core Equity Fund seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries. The Fund invests in securities that have the potential for capital appreciation or that WRIMCO expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company.

WRIMCO attempts to select securities with growth and income possibilities by looking at many factors including the company's:

*  profitability record

*  history of improving sales and profits

*  management

*  leadership position in its industry

*  stock price value

*  dividend payment history

Generally, in determining whether to sell a security WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or the prospect of continued dividend payments. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Core Equity Fund.
These include:

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small or medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations. As well, an investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Core Equity Fund is designed for investors who seek capital growth and income.
You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Core Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1993                                   14.03%
1994                                   -2.07%
1995                                   29.65%
1996                                   18.12%
1997                                   24.61%
1998                                   20.73%
1999                                   12.15%
2000                                    8.54%
2001                                  -15.84%

In the period shown in the chart, the highest quarterly return was 17.05% (the second quarter of 1997) and the lowest quarterly return was -15.06% (the third quarter of 2001). The Class C return for the year through June 30, 2002 was -
14.19%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                       -15.84%          9.04%         11.75%

After Taxes on Distributions[1]       -16.43%          7.13%         10.66%

After Taxes on Distributions
and Sale of Fund Shares[1]             -8.89%[2]       7.84%         10.31%

Class Y (began on 12-29-1995)

Before Taxes                          -15.11%          9.93%         11.38%

Class A (began on 07-03-2000)

Before Taxes                          -20.11%        -15.70%

Class B (began on 07-11-2000)

Before Taxes                          -19.19%        -15.98%

Indexes

S&P 500 Index[3]                      -11.91%         10.69%         13.75%[4]

Lipper Large-Cap Core Funds
Universe Average[5]                   -13.77%          8.19%         11.76%[4]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on September 30, 1992.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Core Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.70%     0.70%     0.70%     0.70%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.33%     0.50%     0.37%     0.23%

Total Annual Fund
Operating Expenses[3]                   1.28%     2.20%     2.07%     1.18%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $698      $958    $1,237    $2,031

Class B Shares                           $623      $988    $1,280    $2,299[1]

Class C Shares                           $210      $649    $1,114    $2,400

Class Y Shares                           $120      $375     $ 649    $1,432

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $698      $958    $1,237    $2,031

Class B Shares                           $223      $688    $1,180    $2,299[1]

Class C Shares                           $210      $649    $1,114    $2,400

Class Y Shares                           $120      $375    $  649    $1,432

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOALS

W&R International Growth Fund

seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Principal Strategies

International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region, as well as by the privatization and/or restructuring of particular industries.
The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

*  a company's growth and earnings potential

*  management of the company

*  industry position of the company

*  strength of the industry

*  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country.
WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of International
Growth Fund. These include:

*  changes in foreign exchange rates, which may affect the value of the securities the Fund holds

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds

*  WRIMCO's skill in evaluating and selecting securities for the Fund

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult.
There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

International Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1993                                    3.62%
1994                                    0.12%
1995                                    8.34%
1996                                   19.11%
1997                                   16.89%
1998                                   31.72%
1999                                   88.66%
2000                                  -24.49%
2001                                  -27.20%

In the period shown in the chart, the highest quarterly return was 67.07% (the fourth quarter of 1999) and the lowest quarterly return was -18.21% (the third quarter of 1998). The Class C return for the year through June 30, 2002 was -
6.73%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                       -27.20%          9.82%          8.10%

After Taxes on Distributions[1]       -27.24%          6.05%          5.61%

After Taxes on Distributions
and Sale of Fund Shares[1]            -16.50%[2]       8.00%          6.49%

Class Y (began on 12-29-1995)

Before Taxes                          -26.39%         10.86%         12.38%

Class A (began on 07-03-2000)

Before Taxes                          -30.87%                       -31.73%

Class B (began on 07-10-2000)

Before Taxes                          -30.26%                       -31.75%

Indexes

Morgan Stanley Capital
International E.A.FE. Index[3]        -21.44%          0.89%          5.86%[4]

Lipper International Funds
Universe Average[5]                   -21.71%          1.94%          6.87%[4]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on September 30, 1992.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

International Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.85%     0.85%     0.85%     0.85%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.54%     1.06%     0.79%     0.44%

Total Annual Fund
Operating Expenses[3]                   1.64%     2.91%     2.64%     1.54%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $732    $1,063    $1,415    $2,407

Class B Shares                           $694    $1,201    $1,633    $2,928[1]

Class C Shares                           $267    $  820    $1,400    $2,973

Class Y Shares                           $157    $  486    $  839    $1,834

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $732    $1,063    $1,415    $2,407

Class B Shares                           $294    $  901    $1,533    $2,928[1]

Class C Shares                           $267    $  820    $1,400    $2,973

Class Y Shares                           $157    $  486    $  839    $1,834

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Large Cap Growth Fund

seeks the appreciation of your investment.

Principal Strategies

Large Cap Growth Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Although WRIMCO anticipates the majority of the Fund's investments to be in large to medium sized companies, the Fund may invest in companies of any size.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:

*  the company's market position, product line, technological position and prospects for increased earnings

*  the management capability of the company being considered

*  the short-term and long-term outlook for the industry being analyzed

*  changes in economic and political conditions

WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.

In general, WRIMCO may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Large Cap Growth
Fund. These include:

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  the skill of WRIMCO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than the market risk for large companies. Such companies are more likely to have limited financial resources and inexperienced management. As well, stock of these companies may experience volatile trading and price fluctuations.

The Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Large Cap Growth Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Large Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total return for Class A shares.

*  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on a calendar-year period, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31, 2001 (%)

                   -23.50%

In the period shown in the chart, the highest quarterly return was 11.88% (the fourth quarter of 2001) and the lowest quarterly return was -18.97% (the first quarter of 2001). The Class A return for the year through June 30, 2002 was -
9.83%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years
                                                    (or Life
as of December 31, 2001 (%)            1 Year      of Class)

Class A (began on 06-30-2000)

Before Taxes                          -27.90%        -10.11%

After Taxes on Distributions          -27.90%        -10.34%

After Taxes on Distributions
and Sale of Fund Shares               -16.99%[1]      -8.08%[1]

Class C (began on 07-03-2000)

Before Taxes                          -24.21%         -7.40%

Class B (began on 07-06-2000)

Before Taxes                          -27.57%        -10.39%

Class Y (began on 07-06-2000)

Before Taxes                          -23.42%         -6.58%

Indexes

S&P 500 Index[2]                      -11.91%        -13.54%[3]

Lipper Large-Cap Growth Funds
Universe Average[4]                   -22.94%         -26.01%[3]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on June 30, 2000.

[4]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Large Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred

Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.70%     0.70%     0.70%     0.70%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       0.79%     1.44%     0.93%     0.65%

Total Annual Fund
Operating Expenses[4]                   1.74%     3.14%     2.63%     1.60%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $742    $1,091    $1,464    $2,509

Class B Shares                           $717    $1,269    $1,745    $3,119[1]

Class C Shares                           $266    $  817    $1,395    $2,964

Class Y Shares                           $163    $  505    $  871    $1,900

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $742    $1,091    $1,464    $2,509

Class B Shares                           $317    $  969    $1,645    $3,119[1]

Class C Shares                           $266    $  817    $1,395    $2,964

Class Y Shares                           $163    $  505    $  871    $1,900

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

Related Fund Performance

Large Cap Growth Fund is modeled after another fund managed by WRIMCO, Waddell
& Reed Advisors Vanguard Fund, Inc. (the Related Fund). There may be
differences between Large Cap Growth Fund and the Related Fund, including asset sizes and cash flows and, therefore, fund expense ratios may also differ.
However, Large Cap Growth Fund and the Related Fund are substantially similar since the investment objective, strategies and policies of Large Cap Growth
Fund are substantially similar to those of the Related Fund.
The chart below provides average annual returns of the Related Fund, not Large
Cap Growth Fund, for the period ended December 31, 2001. The performance of the
Related Fund is historical and does not guarantee future performance of Large
Cap Growth Fund.

Waddell & Reed Advisors Vanguard Fund, Inc.

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class A

Before Taxes                          -29.01%          9.70%         10.33%

After Taxes on Distributions          -29.04%          7.41%          8.07%

After Taxes on Distributions
and Sale of Fund Shares               -17.62%[1]       8.11%          8.36%

Class Y (began on 9-8-1995)

Before Taxes                          -24.44%         11.27%          9.59%

Class B (began on 10-4-1999)

Before Taxes                          -28.61%         -4.56%

Class C (began on 10-4-1999)

Before Taxes[1]                       -25.74%         -3.58%

Indexes

S&P 500 Index[2]                      -11.91%         10.69%         12.94%

Lipper Large-Cap Growth Funds
Universe Average[3]                   -22.94%          8.15%         10.09%

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Lipper Average is net of fees and expenses.

AN OVERVIEW OF THE FUND

GOAL

W&R Mid Cap Growth Fund

seeks the growth of your investment.

Principal Strategies

Mid Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth
Index (Russell Mid-Cap) and that WRIMCO believes offer above-average growth potential.

In selecting companies, WRIMCO may look at a number of factors, such as:

*  new or innovative products or services

*  adaptive or creative management

*  strong financial and operational capabilities to sustain growth

*  market potential

*  profit potential

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Mid Cap Growth
Fund. These include:

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

*  the skill of WRIMCO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

Also, the Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Mid Cap Growth Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Mid Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total return for Class A shares.

*  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on a calendar-year period, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31, 2001 (%)

                   -12.71%

In the period shown in the chart, the highest quarterly return was 12.41% (the fourth quarter of 2001) and the lowest quarterly return was -16.36% (the third quarter of 2001). The Class A return for the year through June 30, 2002 was -
17.16%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                                    5 Years
                                                                   (or Life
as of December 31, 2001 (%)                           1 Year      of Class)

Class A (began on 06-30-2000)

Before Taxes                                         -17.73%         -7.46%

After Taxes on Distributions                         -17.90%         -8.37%

After Taxes on Distributions
and Sale of Fund Shares                              -10.74%[1]      -6.13%[1]

Class C (began on 07-03-2000)

Before Taxes                                         -13.56%         -4.66%

Class B (began on 07-06-2000)

Before Taxes                                         -17.30%         -7.51%

Class Y (began on 07-10-2000)

Before Taxes                                         -12.58%         -5.17%

Indexes

Russell Mid-Cap Growth Index[2]                      -20.22%        -26.62%[3]

Lipper Mid-Cap Growth Funds
Universe Average[4]                                  -21.17%        -23.29%[3]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on June 30, 2000.

[4]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Mid Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.85%     0.85%     0.85%     0.85%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       0.95%     1.51%     1.10%     0.77%

Total Annual Fund
Operating Expenses[4]                   2.05%     3.36%     2.95%     1.87%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $771    $1,181    $1,615    $2,817

Class B Shares                           $739    $1,333    $1,850    $3,347[1]

Class C Shares                           $298    $  913    $1,552    $3,271

Class Y Shares                           $190    $  588    $1,011    $2,190

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $771    $1,181    $1,615    $2,817

Class B Shares                           $339    $1,033    $1,750    $3,347[1]

Class C Shares                           $298    $  913    $1,552    $3,271

Class Y Shares                           $190    $  588    $1,011    $2,190

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

Related Fund Performance

Mid Cap Growth Fund is modeled after another fund managed by WRIMCO, Waddell &
Reed Advisors New Concepts Fund, Inc. (the Related Fund). There may be
differences between Mid Cap Growth Fund and the Related Fund, including asset sizes and cash flows and, therefore, fund expense ratios may also differ.
However, Mid Cap Growth Fund and the Related Fund are substantially similar since the investment objective, strategies and policies of Mid Cap Growth Fund are substantially similar to those of the Related Fund.

The chart below provides average annual returns of the Related Fund, not Mid
Cap Growth Fund, for the period ended December 31, 2001. The performance of the
Related Fund is historical and does not guarantee future performance of Mid Cap
Growth Fund.

Waddell & Reed Advisors New Concepts Fund, Inc.

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class A

Before Taxes                          -22.77%         11.69%         12.11%

After Taxes on Distributions          -22.79%          8.75%         10.07%

After Taxes on Distributions
and Sale of Fund Shares               -13.83%[1]       9.76%         10.17%

Class Y (began on 9-6-1995)

Before Taxes                          -17.81%         13.39%         11.53%

Class B (began on 10-4-1999)

Before Taxes                          -22.35%         -1.70%

Class C (began on 10-4-1999)

Before Taxes                          -19.10%         -0.68%

Indexes

Russell Mid-Cap Growth Index[2]       -20.22%          9.02%         11.11%

Lipper Mid-Cap Growth Funds
Universe Average[3]                   -21.17%          7.64%          9.88%

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit on the sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Lipper Average is net of fees and expenses.

AN OVERVIEW OF THE FUND

GOAL

W&R Science and Technology Fund

seeks long-term capital growth.

Principal Strategies

Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industry. WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. The Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

*  growth potential

*  earnings potential

*  management

*  industry position

*  applicable economic and market conditions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of the Science and
Technology Fund. These include:

*  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries

*  the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry

*  rapid obsolescence of products or processes of companies in which the Fund invests

*  government regulation in the science and technology industry

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund that concentrates in securities of science and technology companies. This Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1998                                   44.03%
1999                                  177.01%[2]
2000                                  -26.31%
2001                                  -14.48%

In the period shown in the chart, the highest quarterly return was 82.61% (the fourth quarter of 1999) and the lowest quarterly return was -23.25% (the second quarter of 2000). The Class C return for the year through June 30, 2002 was -
21.06%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

[2]A substantial portion of the Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that the Fund will continue to be able to invest in IPOs to the same extent as it has in the past or that future IPOs in which the Fund invests will have as equally beneficial an impact on performance.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years
                                                    (or Life
as of December 31, 2001 (%)            1 Year      of Class)

Class C (began on 07-31-1997)

Before Taxes[1]                       -14.48%         23.79%

After Taxes on Distributions[1]       -14.51%         22.16%

After Taxes on Distributions
and Sale of Fund Shares[1]             -8.80%[2]      20.70%

Class Y (began on 06-09-1998)

Before Taxes                          -13.60%         24.08%

Class A (began on 07-03-2000)

Before Taxes                          -18.92%        -21.56%

Class B (began on 07-03-2000)

Before Taxes                          -18.16%        -20.73%

Indexes

Goldman Sachs Technology
Industry Composite Index[3]           -28.57%          5.42%[4]

Lipper Science & Technology Funds
Universe Average[5]                   -37.55%          7.05%[4]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on July 31, 1997.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Science and Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.85%     0.85%     0.85%     0.85%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.68%     0.94%     0.63%     0.32%

Total Annual Fund
Operating Expenses[3]                   1.78%     2.79%     2.48%     1.42%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $745    $1,103    $1,484    $2,549

Class B Shares                           $682    $1,165    $1,574    $2,874[1]

Class C Shares                           $251    $  773    $1,321    $2,816

Class Y Shares                           $145    $  449    $  776    $1,702

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $745    $1,103    $1,484    $2,549

Class B Shares                           $282    $  865    $1,474   $2,874[1]

Class C Shares                           $251    $  773    $1,321    $2,816

Class Y Shares                           $145    $  449    $  776    $1,702

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Small Cap Growth Fund

seeks growth of capital.

Principal Strategies

Small Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper,
Inc. Small Cap Category (small cap stocks). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors regarding a company, such as:

*  aggressive or creative management

*  technological or specialized expertise

*  new or unique products or services

*  entry into new or emerging industries

*  growth in earnings/growth in sales

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Small Cap Growth
Fund. These include:

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  WRIMCO's skill in evaluating and selecting securities for the Fund

The Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

*  products offered may fail to sell as anticipated

*  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry

*  the company may never achieve profitability

*  economic, market and technological factors may cause the new industry itself to lose favor with the public

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Small Cap Growth Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Small Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1993                                   24.20%
1994                                   12.75%
1995                                   32.14%
1996                                    2.30%
1997                                   21.12%
1998                                   44.57%
1999                                   61.42%
2000                                  -16.22%
2001                                   -2.64%

In the period shown in the chart, the highest quarterly return was 40.97% (the fourth quarter of 1999) and the lowest quarterly return was -23.83% (the third quarter of 2001). The Class C return for the year through June 30, 2002 was -
16.37%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                        -2.64%         18.18%         19.34%

After Taxes on Distributions[1]        -2.64%         13.66%         16.40%

After Taxes on Distributions
and Sale of Fund Shares[1]             -1.61%[2]      14.81%         16.44%

Class Y (began on 12-29-1995)

Before Taxes                           -1.77%         19.21%         16.49%

Class A (began on 07-03-2000)

Before Taxes                           -7.54%        -15.63%

Class B (began on 07-06-2000)

Before Taxes                           -6.80%        -13.56%

Indexes

Russell 2000 Growth Index[3]           -9.22%          2.88%          8.72%[4]

Lipper Small-Cap Growth Funds
Universe Average[5]                   -10.79%          8.51%         12.84%[4]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on September 30, 1992.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Small Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.85%     0.85%     0.85%     0.85%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.31%     0.60%     0.37%     0.22%

Total Annual Fund
Operating Expenses[3]                   1.41%     2.45%     2.22%     1.32%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $710     $ 996    $1,302    $2,169

Class B Shares                           $648    $1,064    $1,406    $2,526[1]

Class C Shares                           $225     $ 694    $1,190    $2,554

Class Y Shares                           $134     $ 418     $ 723    $1,590

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $710     $ 996    $1,302    $2,169

Class B Shares                           $248     $ 764    $1,306    $2,526[1]

Class C Shares                           $225     $ 694    $1,190    $2,554

Class Y Shares                           $134     $ 418     $ 723    $1,590

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Tax-Managed Equity Fund

seeks long-term growth of capital while minimizing taxable gains and income to shareholders.

Principal Strategies

Tax-Managed Equity Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that
WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the
Fund typically invests in the common stocks of large to medium sized U.S.
companies, it may invest in companies of any size, any industry or any country in order to achieve its goal.

WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The
Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, WRIMCO typically invests for the long term and selects securities that it believes offer strong opportunities for long-term growth of capital and that are attractively valued. While WRIMCO primarily invests in growth stocks, it may also purchase value stocks. Value stocks are those that
WRIMCO believes are currently selling below their true worth.

When deciding to sell a security, WRIMCO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Tax-Managed
Equity Fund. These include:

*  the skill of WRIMCO in evaluating and selecting securities for the Fund

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  the Fund's tax-sensitive investment strategy failing to limit distributions of taxable income and net realized capital gains as contemplated

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stocks of smaller companies, and growth stocks in general, may also experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Tax-Managed Equity Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to realize capital losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or net capital gains from time to time. Investors may realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Tax-Managed Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total return for Class A shares.

*  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on a calendar-year period, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31, 2001 (%)

                     -23.28%

In the period shown in the chart, the highest quarterly return was 7.04% (the fourth quarter of 2001) and the lowest quarterly return was -17.55% (the first quarter of 2001). The Class A return for the year through June 30, 2002 was -
10.31%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years
                                                    (or Life
as of December 31, 2001 (%)            1 Year      of Class)

Class A (began on 06-30-2000)

Before Taxes                          -27.69%        -26.41%

After Taxes on Distributions          -27.69%        -26.41%

After Taxes on Distributions
and Sale of Fund Shares               -16.86%[1]     -20.78%[1]

Class C (began on 07-06-2000)

Before Taxes                          -24.08%        -24.50%

Class B (began on 07-13-2000)

Before Taxes                          -27.14%        -27.16%

Class Y[2]

Indexes

S&P 500 Index[3]                      -11.91%        -13.54%[4]

Lipper Large-Cap Growth Funds
Universe Average[5]                   -22.94%        -26.01%[4]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Class Y shares have been offered to the public since June 30, 2000. As of

March 31, 2002, there have been no Class Y shares issued. Therefore, there is no Class Y return information to be included in the table.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on June 30, 2000.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Tax-Managed Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.65%     0.65%     0.65%     0.65%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       1.43%     1.61%     1.62%     1.47%

Total Annual Fund
Operating Expenses[4]                   2.33%     3.26%     3.27%     2.37%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $798    $1,261    $1,749    $3,088

Class B Shares                           $729    $1,304    $1,802    $3,342[1]

Class C Shares                           $330    $1,007    $1,707    $3,567

Class Y Shares                           $240    $  739    $1,265    $2,706

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $798    $1,261    $1,749    $3,088

Class B Shares                           $329    $1,004    $1,702    $3,342[1]

Class C Shares                           $330    $1,007    $1,707    $3,567

Class Y Shares                           $240    $  739    $1,265    $2,706

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

THE INVESTMENT PRINCIPLES OF THE FUNDS

Investment Goals, Principal Strategies and Other Investments

W&R Asset Strategy Fund

The goal of Asset Strategy Fund is to seek high total return over the long term. The Fund seeks to achieve its goal by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee, however, that the Fund will achieve its goal.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the
Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.

Generally, the mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each asset class. The allowable range and approximate percentage of the mix for each asset class, as a percentage of the Fund's total assets, are listed below. Some types of investments, such as indexed securities, may fall into more than one asset class.

Portfolio Mix

Stocks 70% (can range from 0-100%)
Bonds 25% (can range from 0-100%)
Short-term 5% (can range from 0-100%)

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and typically increasing the stock class allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts among classes gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

As a defensive measure, the Fund may increase its holdings in the bond or short-term asset classes when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value;
the Fund may also invest in derivative instruments for both defensive and speculative purposes. WRIMCO may, as a temporary defensive measure, invest up to all of the Fund's assets in:

*  money market instruments rated A-1 by S&P or Prime 1 by Moody's, or unrated securities judged by WRIMCO to be of equivalent quality

*  precious metals

Although WRIMCO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may prevent the Fund from achieving its investment objective.

W&R Core Equity Fund

The goal of Core Equity Fund is to provide capital growth and income. The Fund seeks to achieve its goals by investing, during normal market conditions, primarily in a diversified portfolio of securities, typically the stocks of large, high quality U.S. and foreign companies that are well-known and have been consistently profitable. Under normal market conditions, the Fund will invest at least 80% of its net assets in equities. The Fund may also invest a limited amount of its assets in foreign securities. There is no guarantee, however, that the Fund will achieve its goals.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade) including commercial paper, short-term
U.S. Government securities and/or preferred stocks. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

W&R International Growth Fund

The primary goal of International Growth Fund is long-term capital appreciation, with current income as a secondary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years.

The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade. There is no guarantee, however, that the Fund will achieve its goals.

Under normal conditions, the Fund invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

When WRIMCO believes that a temporary defensive position is desirable, it may invest up to all of the Fund's assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it may also invest up to all of the Fund's assets in domestic securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

W&R Large Cap Growth Fund

The goal of Large Cap Growth Fund is the appreciation of your investment. The
Fund seeks to achieve this goal through a diversified holding of securities, primarily those issued by large to medium sized U.S. and foreign companies that
WRIMCO believes have appreciation possibilities. The Fund will, under normal market conditions, invest at least 80% of its net assets in large cap growth securities. There is no guarantee, however, that the Fund will achieve its goal.

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 25%
of its total assets in foreign securities.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities (which may include money market instruments held as cash reserves) or preferred stocks or both. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

W&R Mid Cap Growth Fund

The goal of Mid Cap Growth Fund is the growth of your investment. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising Russell Mid-Cap and that WRIMCO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securities, and the company need not be listed in Russell Mid-Cap.
Companies whose capitalization falls outside the range of Russell Mid-Cap after purchase continue to be considered medium capitalization companies for purpose of the Fund's investment policy. The Fund will, under normal market conditions, invest at least 80% of its net assets in mid cap securities. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term securities issued by the U.S. Government or its agencies or instrumentalities), preferred stocks or both. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

W&R Science and Technology Fund

The goal of Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in the equity securities of science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business, itself, is not within the science and technology industry. There is no guarantee, however, that the Fund will achieve its goal.

The Fund may invest in, but is not limited to, the following areas:

*  aerospace and defense electronics

*  biotechnology

*  business machines

*  cable and broadband access

*  communications and electronic equipment

*  computer software and services

*  computer systems

*  electronics

*  electronic media

*  internet and internet-related services

*  medical devices and drugs

*  medical and hospital supplies and services

*  office equipment and supplies

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The
Fund may invest a limited amount of its assets in foreign securities.

Under normal economic and market conditions, the Fund will invest at least 80%
of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. When
WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. The Fund may also invest in options and futures contracts for hedging purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

W&R Small Cap Growth Fund

The goal of Small Cap Growth Fund is growth of capital. The Fund seeks to achieve its goal by investing primarily in small cap common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund may occasionally invest in securities of larger companies that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. The Fund will, under normal market conditions, invest at least 80% of its net assets in small cap stocks. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks. The
Fund may also invest in more established companies, companies with longer operating histories than many small cap companies. By taking a temporary defensive position, the Fund may not achieve its investment objective.

W&R Tax-Managed Equity Fund

The goal of Tax-Managed Equity Fund is long-term growth of capital while minimizing taxable gains and income to shareholders. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of
U.S. and foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will, likely, grow over time.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized net short-term gains (taxed as ordinary income), as well as distributions of realized net long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed).
There is no guarantee, however, that the Fund will achieve its goal.

WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:

*  a long-term, low turnover approach to investing

*  an emphasis on lower-yielding securities to require distribution of little, if any, taxable income

*  an attempt to avoid net realized short-term gains

*  in the sale of portfolio securities, selection of the most tax-favored lots

*  selective tax-advantaged hedging techniques as an alternative to taxable sales

The Fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund emphasizes growth stocks; however, it may also invest in value stocks. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Notwithstanding the Fund's use of tax-management investment strategies, the
Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution.
Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time and may include adverse changes to applicable tax rates or capital gain holding periods.

All Funds

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of
Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to equity and other market risk, financial risk and, in some cases, prepayment risk.

*  Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent a Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund will likely change as well.

*  Financial risk is based on the financial situation of the issuer of the security. The financial risk of a Fund may depend, for example, on the earnings performance of the issuer of stock held by the Fund. To the extent a Fund invests in debt securities, the financial risk of the Fund may also depend on the credit quality of the securities in which it invests.

*  Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, to foreign taxes, and to potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds.
Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news.
Performance will also depend on WRIMCO's skill in selecting investments and, with respect to Asset Strategy Fund, on WRIMCO's skill in allocating assets.

Asset Strategy Fund and International Growth Fund may each actively trade securities in seeking to achieve its goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the
Fund, which would increase your taxable income.

YOUR ACCOUNT

Choosing a Share Class

Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y.
Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $2 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a
Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A                Class B                       Class C

Initial sales charge   No initial sales charge       No initial sales charge

No deferred sales      Deferred sales charge on      A 1% deferred sales
charge[1]              shares you sell within        charge on shares you
                       six years after purchase      sell within twelve
                                                     months after purchase

Maximum distribution   Maximum distribution          Maximum distribution
and service (12b-1)    and service (12b-1) fees      and service (12b-1)
fees of 0.25%          of 1.00%                      fees of 1.00%

For an investment of   Converts to Class A shares    Does not convert to
$2 million or more,    8 years after the month       Class A shares, so
only Class A shares    in which the shares were      annual expenses do
are available          purchased, thus reducing      not decrease
                       future annual expenses

                       For an investment of $300,000
                       or more, your financial advisor
                       typically will recommend
                       purchase of Class A shares due
                       to a reduced sales charge and
                       lower annual expenses

[1]A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule
12b-1 under the Investment Company Act of 1940, as amended (1940 Act) for each of its Class A, Class B, Class C and Class Y shares. Under the Class A Plan, a
Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an
annual basis, of the average daily net assets of the Class A shares. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B
Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the
Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the NASD rules as then in effect.

Under the Class Y Plan, each Fund may pay Waddell & Reed a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate Waddell & Reed for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to
Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Size of Purchase

                                                       Sales Charge
                                                         as Approx.
                                   Sales Charge          Percent of
                                   as Percent of           Amount
                                  Offering Price           Invested

Under $100,000                          5.75%               6.10%

$100,000 to less than $200,000           4.75                4.99

$200,000 to less than $300,000           3.50                3.63

$300,000 to less than $500,000           2.50                2.56

$500,000 to less than $1,000,000         1.50                1.52

$1,000,000 to less than $2,000,000       1.00                1.01

$2,000,000 and over                      0.00[1]             0.00[1]

[1]No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments the Fund may impose a CDSC of
1.00% on certain redemptions made within twelve months of the purchase. The
CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge.

Sales Charge Reductions

Lower sales charges are available by:

*  Combining additional purchases of Class A shares of any of the funds in W&R
   Funds, Inc. except Class A shares of W&R Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value
   (NAV) of Class A shares already held (Rights of Accumulation)

*  Grouping all purchases of Class A shares of any of the funds in W&R Funds,
   Inc., except shares of W&R Money Market Fund, made during a thirteen-month period (Letter of Intent)

*  Grouping purchases by certain related persons

Additional information and applicable forms are available from Waddell & Reed.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

*  Certain clients investing through a qualified fee-based program offered by a third-party that has made arrangements to sell shares of the Funds.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to
Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The
CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no
CDSC will be imposed on increases in net asset value above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of
$1,027, absent different instructions. The shares redeemed for payment of the
CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them.
However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares.
Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year         As % of Amount Subject to Charge

              1                                  5.0%

              2                                  4.0%

              3                                  3.0%

              4                                  3.0%

              5                                  2.0%

              6                                  1.0%

              7+                                 0.0%

In the table, a year is a 12-month period. In applying the CDSC, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on September 14, 2002, then redeems all Class B shares on September 12, 2003, the shareholder will pay a
CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of
Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to
0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares.
Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

The CDSC will not apply in the following circumstances:

*  redemptions of shares by certain clients investing through a qualified fee-based program offered by a third-party that has made arrangements to sell shares of the Funds

*  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to
   Waddell & Reed

*  redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper

*  redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (The service and this exclusion from the CDSC do not apply to a one-time withdrawal)

*  redemptions of which the proceeds are reinvested in shares (must be reinvested in the same class as that which was redeemed) of the Fund within
   45 days after such redemption

*  the exercise of certain exchange privileges

*  redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500

*  redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or redemptions by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization

*  for Class C shares, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative or recordkeeping services

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual
12b-1 distribution and/or service fee of up to 0.25% of average net assets.

Class Y shares are only available for purchase by:

*  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k)
   plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan

*  banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services

*  government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education
Savings Accounts) may be tax-deductible.

*  Individual Retirement Accounts (IRAs) allow certain individuals under age 70
   1/2, with earned income, to invest up to the Annual Dollar Limit per year.
   For the 2002 through 2004 calendar years, the Annual Dollar Limit is $3,000.
   For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years. An individual's maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year. The maximum annual contribution for an individual and his or her spouse is two times the
   Annual Dollar Limit or, if less, the couple's combined earned income for the tax year.

*  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

*  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is two times the
   Annual Dollar Limit or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

*  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.

*  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.

*  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be
   established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

*  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $40,000.

*  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

*  403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.

*  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts
to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through a financial advisor and through other broker-dealers and banks that have selling agreements with Waddell &
Reed. Some of these firms may charge you a fee and may have additional requirements regarding the purchase of shares. To open your account you must complete and sign an application.

To purchase any class of shares by check, make your check payable to Waddell &
Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to Waddell & Reed at the above address, or fax it to 800-532-2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to
UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number
9800007978, Special Account for Exclusive Benefit of Customers FBO Customer
Name and Account Number.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.

In the calculation of a Fund's NAV:

*  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

*  Bonds are generally valued according to prices quoted by an independent pricing service.

*  Short-term debt securities are valued at amortized cost, which approximates market value.

*  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

*  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

*  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in W&R Funds, Inc., the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

*  If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

*  Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your
Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the
Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account                                          $500 (per Fund)

For certain exchanges                                       $100 (per Fund)

For certain retirement accounts and accounts
opened with Automatic Investment Service                     $50 (per Fund)

To Add to an Account                                             Any amount

For certain exchanges                                       $100 (per Fund)

For Automatic Investment Service                             $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority                            $10 million
or for a corporation                           (within first twelve months)

For other eligible investors                                     Any amount

To Add to an Account                                             Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB
Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number
9800007978, Special Account for Exclusive Benefit of Customers FBO Customer
Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling
(redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund)
is the NAV per share of that Fund class, subject to any applicable CDSC.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

*  the name on the account registration

*  the Fund's name

*  the account number

*  the dollar amount or number, and the class, of shares to be redeemed

*  any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares
(redemption must be equal to or greater than $1,000.00) and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next
NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

*  If more than one person owns the shares, each owner must sign the written request.

*  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

*  Redemptions may be suspended or payment dates postponed on days when the
   NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

*  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of
   Directors determines that conditions exist making cash payments undesirable.
   A Fund is obligated to redeem shares solely in cash up to the lesser of
   $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

*  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

*  Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type          Special Requirements

Individual or         The written instructions must be signed by all

Joint Tenant          persons required to sign for transactions, exactly
                      as their names appear on the account.

Sole Proprietorship   The written instructions must be signed by the
                      individual owner of the business.

UGMA, UTMA            The custodian must sign the written instructions
                      indicating capacity as custodian.

Retirement Account    The written instructions must be signed by a properly
                      authorized person.

Trust                 The trustee must sign the written instructions
                      indicating capacity as trustee. If the trustee's name
                      is not in the account registration, provide a currently
                      certified copy of the trust document.

Business or           At least one person authorized by corporate
Organization          resolution to act on the account must sign the
                      written instructions.

Conservator,          The written instructions must be signed by the
Guardian or Other     person properly authorized by court order to act
Fiduciary             in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

*  a redemption request made by a corporation, partnership or fiduciary

*  a redemption request made by someone other than the owner of record

*  the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to
$500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest.
The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or
Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption.
Waddell & Reed will, with your reinvestment, restore an amount equal to the
CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Personal Service

A toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our
Client Services staff is available to answer your questions. At almost any time of the day or night, you may access our web site, www.waddell.com, to obtain price information about other funds in W&R Funds, Inc. and to obtain a current prospectus.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same class of any of the Funds within W&R Funds, Inc. without the payment of an additional sales charge if you exchange Class A shares or without payment of a
CDSC when you exchange Class B shares or Class C shares. For Class B and Class
C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of
W&R Money Market Fund.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund in the W&R Funds may be sold only within the United States and the Commonwealth of Puerto Rico. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

The Funds reserve the right to terminate or modify these exchange privileges at any time as discussed in the SAI.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service

To move money from your bank account to an existing Fund account

                  Minimum Amount              Minimum Frequency
                  $25 (per Fund)                   Monthly

Funds Plus Service

To move money from W&R Money Market Fund to another Fund in W&R Funds, Inc.
whether in the same or a different account in the same class

                  Minimum Amount              Minimum Frequency
                 $100 (per Fund)                   Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times: Core
Equity Fund, Mid Cap Growth Fund, Tax-Managed Equity Fund, Small Cap Growth
Fund, International Growth Fund, Large Cap Growth Fund, and Science and
Technology Fund, annually in December; and Asset Strategy Fund, quarterly in
March, June, September and December. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in
December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares.
Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 20% for noncorporate shareholders.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.
A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends-received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in W&R Funds, Inc.
generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that
Fund or acquire Class A shares of another fund in W&R Funds, Inc. without paying a sales charge due to the forty-five (45) day reinvestment privilege or exchange privilege. See Your Account-Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold 30% of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUNDS

Portfolio Management

The Funds are managed by WRIMCO, subject to the authority of the Board of
Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO has served as investment manager to
W&R Funds, Inc. since its inception. WRIMCO is located at 6300 Lamar Avenue,
P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Michael L. Avery is primarily responsible for the management of the equity portion of the Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIMCO,
Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr.
Avery was Vice President of, and Director of Research for, Waddell & Reed Asset
Management Company, a former affiliate of WRIMCO. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February
1994, has served as the Director of Research for WRIMCO and its predecessor since August 1987, and has been an employee of such since June 1981.

Daniel J. Vrabac is primarily responsible for the management of the fixed-
income portion of the Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIMCO,
Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to March 1998, Mr.
Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset
Management Company. Mr. Vrabac has been an employee of WRIMCO since May 1994.

James D. Wineland is primarily responsible for the management of the Core
Equity Fund. Mr. Wineland has held his Fund responsibilities since July 1997.
He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice
President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998 Mr. Wineland was Vice President of, and
a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland
has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1988 and has been an employee of such since
November 1984.

Thomas A. Mengel is primarily responsible for the management of the
International Growth Fund. Mr. Mengel has held his Fund responsibilities since
May 1996. Mr. Mengel is Senior Vice President of WRIMCO, Vice President of the
Fund and Vice President of other investment companies for which WRIMCO serves as investment manager.

Daniel P. Becker is primarily responsible for the management of the Large Cap
Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIMCO, Vice President of the Fund
and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1995 to March 1998, Mr. Becker was Vice
President of, and a portfolio manager for, Waddell & Reed Asset Management
Company. Mr. Becker has been an employee of WRIMCO and its predecessor since
October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997.

Kimberly A. Scott is primarily responsible for the management of the Mid Cap
Growth Fund. Ms. Scott has held her Fund responsibilities since February 2001.
She is Vice President of WRIMCO, Vice President of the Fund and Vice President
of another investment company managed by WRIMCO. Ms. Scott served as an investment analyst with WRIMCO from April 1999 to February 2001. From 1994 to
1999, she was an equity analyst for Bartlett & Company.

Zachary H. Shafran is primarily responsible for the management of the Science and Technology Fund. Mr. Shafran has held his responsibilities since February
2001. He is Senior Vice President of WRIMCO, Vice President of the Fund and
Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Shafran served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996 and has served as a portfolio manager since January 1996.

Grant P. Sarris is primarily responsible for the management of the Small Cap
Growth Fund. Mr. Sarris has held his Fund responsibilities since May 1998. He is Senior Vice President of WRIMCO and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sarris had served as an investment analyst with WRIMCO from October 1991 until January 1996 and had served as Assistant Portfolio Manager of Small Cap Growth Fund from January
1996 until May 1998.

Barry M. Ogden is primarily responsible for the management of the Tax-Managed
Equity Fund. Mr. Ogden has held his Fund responsibilities since January 2002.
He is Vice President of WRIMCO, Vice President of the Fund and Vice President
of another investment company for which WRIMCO serves as investment manager.
Mr. Ogden has served as Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since
July 1994.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations.
Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

for Asset Strategy Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.70%;

for Core Equity Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March
31, 2002 were 0.70%;

for International Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.85%;

for Large Cap Growth Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.57% with the voluntary waiver, by
WRIMCO, of management fee expenses; 0.70% without the voluntary waiver, by
WRIMCO, of management fee expenses;

for Mid Cap Growth Fund, 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.00% with the voluntary waiver, by
WRIMCO, of management fee expenses; 0.85% without the voluntary waiver, by
WRIMCO, of management fee expenses;

for Science and Technology Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.85%;

for Small Cap Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.85%; and

for Tax-Managed Equity Fund, 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.00% with the voluntary waiver, by
WRIMCO, of management fee expenses; 0.65% without the voluntary waiver, by
WRIMCO, of management fee expenses.

WRIMCO has voluntarily agreed to waive its management fee for any day that a
Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y (as applicable) shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte &
Touche LLP, whose independent auditors' report, along with each Fund's financial statements for the fiscal year ended March 31, 2002, is included in the Funds' Annual Report to Shareholders, which is available upon request.

ASSET STRATEGY FUND

For a Class A share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year         7/10/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period             $11.98              $15.22
                                                 --------------------------
Income (loss) from investment operations:
Net investment income                              0.25                0.15
   Net realized and unrealized loss
       on investments                            (0.40)              (0.60)
                                                 --------------------------
Total from investment operations                 (0.15)              (0.45)
                                                 --------------------------
Less distributions:
From net investment income                       (0.30)              (0.13)
   From capital gains                            (0.20)              (2.66)
                                                 --------------------------
Total distributions                              (0.50)              (2.79)
                                                 --------------------------
Net asset value, end of period                   $11.33              $11.98
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                  -1.25%              -3.77%

Net assets, end of period (in millions)              $4                  $2

Ratio of expenses to average net assets           1.45%               1.26%[3]

Ratio of net investment income to
   average net assets                             2.28%               2.26%[3]

Portfolio turnover rate                         143.38%             214.77%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

ASSET STRATEGY FUND

For a Class B share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period             $11.97              $15.21
                                                 --------------------------
Income (loss) from investment operations:
Net investment income                              0.17                0.07
   Net realized and unrealized loss
       on investments                            (0.41)              (0.60)
                                                 --------------------------
Total from investment operations                 (0.24)              (0.53)
                                                 --------------------------
Less distributions:
From net investment income                       (0.21)              (0.05)
   From capital gains                            (0.20)              (2.66)
                                                 --------------------------
Total distributions                              (0.41)              (2.71)
                                                 --------------------------
Net asset value, end of period                   $11.32              $11.97
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                     -2.03%              -4.35%

Net assets, end of period (in millions)              $3                  $2

Ratio of expenses to average net assets           2.25%               2.15%[2]

Ratio of net investment income to average
   net assets                                     1.50%               1.37%[2]

Portfolio turnover rate                         143.38%             214.77%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

ASSET STRATEGY FUND
For a Class C share outstanding throughout each period[1]:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class C Per-Share Data

Net asset value,
   beginning of period       $11.97    $15.21    $11.20    $11.42    $ 9.73
                            -----------------------------------------------
Income (loss) from investment
   operations:
Net investment income          0.19      0.11      0.03      0.15      0.21
   Net realized and
        unrealized gain
        (loss) on
        investments          (0.43)    (0.62)      4.33      0.05      2.16
                            -----------------------------------------------
Total from investment
   operations                (0.24)    (0.51)      4.36      0.20      2.37
                            -----------------------------------------------
Less distributions:
From net investment income   (0.21)    (0.07)    (0.05)    (0.16)    (0.22)
   From capital gains        (0.20)    (2.66)    (0.30)    (0.26)    (0.46)
                            -----------------------------------------------
Total distributions          (0.41)    (2.73)    (0.35)    (0.42)    (0.68)
                            -----------------------------------------------
Net asset value,
   end of period             $11.32    $11.97    $15.21    $11.20    $11.42
                            ===============================================

Class C Ratios/Supplemental Data

Total return                 -1.98%    -4.22%    39.60%     1.79%    24.94%

Net assets, end of

   period (in millions)         $47       $54       $52       $30       $19

Ratio of expenses to
   average net assets         2.20%     2.15%     2.24%     2.32%     2.44%

Ratio of net investment
   income to average
   net assets                 1.59%     0.86%     0.24%     1.38%     2.02%

Portfolio turnover rate     143.38%   214.77%   204.12%   168.17%   220.67%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on
October 4, 1999.

ASSET STRATEGY FUND

For a Class Y share outstanding throughout each period:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period       $11.98    $15.26    $11.21    $11.43    $ 9.73
                            -----------------------------------------------
Income (loss) from
   investment operations:
Net investment income          0.28      0.24      0.15      0.26      0.31
   Net realized and
        unrealized gain
        (loss) on
        investments          (0.42)    (0.63)      4.33      0.05      2.16
                            -----------------------------------------------
Total from investment
   operations                (0.14)    (0.39)      4.48      0.31      2.47
                            -----------------------------------------------
Less distributions:
From net investment income   (0.31)    (0.23)    (0.13)    (0.27)    (0.31)
   From capital gains        (0.20)    (2.66)    (0.30)    (0.26)    (0.46)
                            -----------------------------------------------
Total distributions          (0.51)    (2.89)    (0.43)    (0.53)    (0.77)
                            -----------------------------------------------
Net asset value,
   end of period             $11.33    $11.98    $15.26    $11.21    $11.43
                            ===============================================

Class Y Ratios/Supplemental Data

Total return                 -1.14%    -3.39%    40.85%     2.75%    26.06%

Net assets, end of period
   (in thousands)              $627      $550      $508      $307      $225

Ratio of expenses to
   average net assets         1.33%     1.32%     1.33%     1.45%     1.58%

Ratio of net investment
   income to average
   net assets                 2.44%     1.71%     1.14%     2.25%     2.90%

Portfolio turnover rate     143.38%   214.77%   204.12%   168.17%   220.67%

CORE EQUITY FUND[1]

For a Class A share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[2]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period              $9.51              $13.89
                                                 --------------------------

Loss from investment operations:
Net investment loss                              (0.20)              (0.00)
   Net realized and unrealized loss
       on investments                            (0.11)              (2.00)
                                                 --------------------------
Total from investment operations                 (0.31)              (2.00)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.31)              (2.38)
                                                 --------------------------
Total distributions                              (0.31)              (2.38)
                                                 --------------------------
Net asset value, end of period                    $8.89              $ 9.51
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[3]                                  -3.18%             -16.72%

Net assets, end of period (in millions)              $9                  $4

Ratio of expenses to average net assets           1.26%               1.18%[4]

Ratio of net investment loss to average
   net assets                                    -0.11%              -0.11%[4]

Portfolio turnover rate                          22.36%              39.02%[5]

[1]Core Equity Fund (formerly Total Return Fund) changed its name effective
October 2, 2000.

[2]Commencement of operations.

[3]Total return calculated without taking into account the sales load deducted on an initial purchase.

[4]Annualized.

[5]For the fiscal year ended March 31, 2001.

CORE EQUITY FUND[1]

For a Class B share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year         7/11/00[2]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period              $9.44              $14.10
                                                  -------------------------
Loss from investment operations:
Net investment loss                              (0.14)              (0.05)
   Net realized and unrealized loss
       on investments                            (0.25)              (2.23)
                                                  -------------------------
Total from investment operations                 (0.39)              (2.28)
                                                  -------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.31)              (2.38)
                                                  -------------------------
Total distributions                              (0.31)              (2.38)
                                                  -------------------------
Net asset value, end of period                    $8.74              $ 9.44
                                                  =========================

Class B Ratios/Supplemental Data

Total return                                     -4.06%             -18.50%

Net assets, end of period (in millions)              $6                  $5

Ratio of expenses to average net assets           2.18%               2.11%[3]

Ratio of net investment loss to average
   net assets                                    -1.04%              -1.02%[3]

Portfolio turnover rate                          22.36%              39.02%[4]

[1]Core Equity Fund (formerly Total Return Fund) changed its name effective
October 2, 2000.

[2]Commencement of operations.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

CORE EQUITY FUND[1]

For a Class C share outstanding throughout each period[2]:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class C Per-Share Data

Net asset value,
   beginning of period        $9.45    $13.76    $11.52    $12.24    $ 9.09
                             ----------------------------------------------
Income (loss) from
   investment operations:
Net investment
   income (loss)             (0.08)    (0.11)    (0.01)      0.03    (0.02)
   Net realized and
        unrealized gain
        (loss) on
        investments          (0.30)    (1.82)      2.71      0.82      3.56
                             ----------------------------------------------
Total from investment
   operations                (0.38)    (1.93)      2.70      0.85      3.54
                             ----------------------------------------------
Less distributions:
From net investment income   (0.00)    (0.00)    (0.03)    (0.01)    (0.00)
   From capital gains        (0.31)    (2.38)    (0.43)    (1.56)    (0.39)
                             ----------------------------------------------
Total distributions          (0.31)    (2.38)    (0.46)    (1.57)    (0.39)
                             ----------------------------------------------
Net asset value,
   end of period              $8.76    $ 9.45    $13.76    $11.52    $12.24
                             ==============================================

Class C Ratios/Supplemental Data

Total return                 -3.94%   -16.40%    23.98%     7.47%    39.57%

Net assets, end of
   period (in millions)        $356      $440      $585      $508      $473

Ratio of expenses to
   average net assets         2.05%     1.97%     1.98%     1.93%     1.92%

Ratio of net investment
   income (loss) to
   average net assets        -0.91%    -0.93%    -0.12%     0.30%    -0.23%

Portfolio turnover rate      22.36%    39.02%    75.64%    54.73%    36.94%

[1]Core Equity Fund (formerly Total Return Fund) changed its name effective
October 2, 2000.

[2]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

CORE EQUITY FUND[1]

For a Class Y share outstanding throughout each period[2]:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period        $9.82    $14.08    $11.78    $12.46    $ 9.18
                             ----------------------------------------------
Income (loss) from
   investment operations:
Net investment
   income (loss)             (0.11)    (0.04)      0.06      0.12      0.05
   Net realized and
        unrealized gain
        (loss) on
        investments          (0.21)    (1.84)      2.80      0.84      3.62
                             ----------------------------------------------
Total from
   investment operations     (0.32)    (1.88)      2.86      0.96      3.67
                             ----------------------------------------------
Less distributions:
From net investment income   (0.00)    (0.00)    (0.13)    (0.08)    (0.00)
   From capital gains        (0.31)    (2.38)    (0.43)    (1.56)    (0.39)
                             ----------------------------------------------
Total distributions          (0.31)    (2.38)    (0.56)    (1.64)    (0.39)
                             ----------------------------------------------
Net asset value,
   end of period              $9.19    $ 9.82    $14.08    $11.78    $12.46
                             ==============================================

Class Y Ratios/Supplemental Data

Total return                 -3.18%   -15.62%    24.96%     8.37%    40.63%

Net assets, end of
   period (in millions)          $4        $2        $2        $1        $1

Ratio of expenses to
   average net assets         1.17%     1.15%     1.16%     1.15%     1.20%

Ratio of net investment
   income (loss) to
   average net assets        -0.03%    -0.11%     0.67%     1.10%     0.50%

Portfolio turnover rate      22.36%    39.02%    75.64%    54.73%    36.94%

[1]Core Equity Fund (formerly Total Return Fund) changed its name effective
October 2, 2000.

[2]Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

INTERNATIONAL GROWTH FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period             $12.03              $24.33
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.17)              (0.02)
   Net realized and unrealized loss
       on investments                            (2.01)              (6.46)
                                                 --------------------------
Total from investment operations                 (2.18)              (6.48)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.03)              (5.82)
                                                 --------------------------
Total distributions                              (0.03)              (5.82)
                                                 --------------------------
Net asset value, end of period                   $ 9.82              $12.03
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                 -18.12%             -29.73%

Net assets, end of period (in millions)              $7                  $5

Ratio of expenses to average net assets           1.89%               1.72%[3]

Ratio of net investment loss to average
   net assets                                    -0.49%              -0.31%[3]

Portfolio turnover rate                         133.83%             103.03%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

INTERNATIONAL GROWTH FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         7/10/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period             $11.94              $24.59
                                                 --------------------------
Income (loss) from investment operations:
   Net investment loss                           (0.19)              (0.09)
   Net realized and unrealized loss
       on investments                            (2.07)              (6.74)
                                                 --------------------------
Total from investment operations                 (2.26)              (6.83)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.03)              (5.82)
                                                 --------------------------
Total distributions                              (0.03)              (5.82)
                                                 --------------------------
Net asset value, end of period                   $ 9.65              $11.94
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                    -18.93%             -30.89%

Net assets, end of period (in millions)              $2                  $2

Ratio of expenses to average net assets           2.89%               2.61%[2]

Ratio of net investment loss to average
   net assets                                    -1.42%              -1.30%[2]

Portfolio turnover rate                         133.83%             103.03%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

INTERNATIONAL GROWTH FUND

For a Class C share outstanding throughout each period[1]:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class C Per-Share Data

Net asset value,
   beginning of period       $11.96    $28.58    $15.58    $15.04    $12.40
                            -----------------------------------------------
Income (loss) from
   investment operations:
Net investment loss          (0.11)    (0.17)    (0.34)    (0.07)    (0.10)
   Net realized and
        unrealized gain
        (loss) on
        investments          (2.13)   (10.63)     15.14      1.55      4.12
                            -----------------------------------------------
Total from investment
   operations                (2.24)   (10.80)     14.80      1.48      4.02
                            -----------------------------------------------
Less distributions:
From net investment income   (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
   From capital gains        (0.03)    (5.82)    (1.80)    (0.94)    (1.38)
                            -----------------------------------------------
Total distributions          (0.03)    (5.82)    (1.80)    (0.94)    (1.38)
                            -----------------------------------------------
Net asset value,
   end of period             $ 9.69    $11.96    $28.58    $15.58    $15.04
                            ===============================================

Class C Ratios/Supplemental Data

Total return                -18.73%   -40.45%    97.89%    10.36%    35.24%

Net assets, end of
   period (in millions)         $74      $123      $233      $100       $87

Ratio of expenses to

   average net assets         2.62%     2.36%     2.37%     2.35%     2.35%

Ratio of net investment
   loss to average
   net assets                -1.03%    -1.03%    -1.48%    -0.53%    -0.82%

Portfolio turnover rate     133.83%   103.03%   125.71%   116.25%   105.11%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on
October 4, 1999.

INTERNATIONAL GROWTH FUND

For a Class Y share outstanding throughout each period:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period       $12.87    $29.86    $16.08    $15.35    $12.52
                            -----------------------------------------------
Income (loss) from
   investment operations:
Net investment
   income (loss)             (0.18)    (0.17)    (1.41)      0.05      0.01
   Net realized and
        unrealized gain
        (loss) on
        investments          (2.11)   (11.00)     16.99      1.62      4.20
                            -----------------------------------------------
Total from
   investment operations     (2.29)   (11.17)     15.58      1.67      4.21
                            -----------------------------------------------
Less distributions:
From net investment income   (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
   From capital gains        (0.03)    (5.82)    (1.80)    (0.94)    (1.38)
                            -----------------------------------------------
Total distributions          (0.03)    (5.82)    (1.80)    (0.94)    (1.38)
                            -----------------------------------------------
Net asset value,
   end of period             $10.55    $12.87    $29.86    $16.08    $15.35
                            ===============================================

Class Y Ratios/Supplemental Data

Total return                -17.79%   -39.91%    99.74%    11.41%    36.45%

Net assets, end of
   period (in thousands)     $8,314    $6,594    $5,296      $629      $419

Ratio of expenses to
   average net assets         1.52%     1.44%     1.48%     1.44%     1.51%

Ratio of net investment
   income (loss) to average
   net assets                -0.11%    -0.02%    -0.80%     0.36%     0.07%

Portfolio turnover rate     133.83%   103.03%   125.71%   116.25%   105.11%

LARGE CAP GROWTH FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         6/30/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period              $9.48              $10.00
                                                 --------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (0.04)                0.05
   Net realized and unrealized loss
       on investments                            (0.23)              (0.45)
                                                 --------------------------
Total from investment operations                 (0.27)              (0.40)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.06)
   From capital gains                            (0.00)              (0.06)
                                                 --------------------------
Total distributions                              (0.00)              (0.12)
                                                 --------------------------
Net asset value, end of period                    $9.21              $ 9.48
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                  -2.85%              -4.27%
Net assets, end of period (in millions)             $20                 $19

Ratio of expenses to average net assets
   including voluntary expense waiver             1.58%               1.13%[3]

Ratio of net investment income (loss) to
   average net assets including voluntary
   expense waiver                                -0.38%               0.89%[3]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             1.69%               1.34%[3]

Ratio of net investment income (loss)
   to average net assets excluding
   voluntary expense waiver                      -0.49%               0.68%[3]

Portfolio turnover rate                          98.59%              75.42%

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

LARGE CAP GROWTH FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/6/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period              $9.44              $10.02
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.16)              (0.03)
   Net realized and unrealized loss
       on investments                            (0.23)              (0.49)
                                                 --------------------------
Total from investment operations                 (0.39)              (0.52)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.00)              (0.06)
                                                 --------------------------
Total distributions                              (0.00)              (0.06)
                                                 --------------------------
Net asset value, end of period                    $9.05              $ 9.44
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                     -4.13%              -5.32%
Net assets, end of period (in millions)              $2                  $2

Ratio of expenses to average net assets
   including voluntary expense waiver             2.98%               2.53%[2]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -1.79%              -0.60%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.19%               3.00%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -2.00%              -1.07%[2]

Portfolio turnover rate                          98.59%              75.42%

[1]Commencement of operations.

[2]Annualized.

LARGE CAP GROWTH FUND

For a Class C share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class C Per-Share Data

Net asset value, beginning of period              $9.45              $10.00
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.12)              (0.00)
   Net realized and unrealized loss
       on investments                            (0.23)              (0.48)
                                                 --------------------------
Total from investment operations                 (0.35)              (0.48)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.01)
   From capital gains                            (0.00)              (0.06)
                                                 --------------------------
Total distributions                              (0.00)              (0.07)
                                                 --------------------------
Net asset value, end of period                    $9.10              $ 9.45
                                                 ==========================

Class C Ratios/Supplemental Data

Total return                                     -3.60%              -4.93%
Net assets, end of period (in millions)              $7                  $7

Ratio of expenses to average net assets
   including voluntary expense waiver             2.51%               2.06%[2]

Ratio of net investment loss to average
   net assets including voluntary

   expense waiver                                -1.31%              -0.08%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             2.68%               2.44%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -1.48%              -0.46%[2]

Portfolio turnover rate                          98.59%              75.42%

[1]Commencement of operations.

[2]Annualized.

LARGE CAP GROWTH FUND

For a Class Y share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/6/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class Y Per-Share Data

Net asset value, beginning of period              $9.48              $10.02
                                                 --------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (0.01)                0.09
   Net realized and unrealized loss
       on investments                            (0.25)              (0.50)
                                                 --------------------------
Total from investment operations                 (0.26)              (0.41)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.07)
   From capital gains                            (0.00)              (0.06)
                                                 --------------------------
Total distributions                              (0.00)              (0.13)
                                                 --------------------------
Net asset value, end of period                    $9.22              $ 9.48
                                                 ==========================

Class Y Ratios/Supplemental Data

Total return                                     -2.74%              -4.38%
Net assets, end of period (in thousands)           $768                $279

Ratio of expenses to average net assets
   including voluntary expense waiver             1.36%               1.13%[2]

Ratio of net investment income (loss)
   to average net assets including voluntary
   expense waiver                                -0.20%               1.11%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             1.45%               1.34%[2]

Ratio of net investment income (loss) to
   average net assets excluding voluntary
   expense waiver                                -0.29%               0.90%[2]

Portfolio turnover rate                          98.59%              75.42%

[1]Commencement of operations.

[2]Annualized.

MID CAP GROWTH FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         6/30/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period              $9.11              $10.00
                                                 --------------------------
Income (loss) from investment operations:
Net investment income                              0.02                0.11
   Net realized and unrealized loss
       on investments                            (0.17)              (0.65)
                                                 --------------------------
Total from investment operations                 (0.15)              (0.54)
                                                 --------------------------
Less distributions:
From net investment income                       (0.05)              (0.06)
   From capital gains                            (0.00)              (0.29)
                                                 --------------------------
Total distributions                              (0.05)              (0.35)
                                                 --------------------------
Net asset value, end of period                    $8.91              $ 9.11
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                  -1.67%              -5.88%
Net assets, end of period (in millions)             $15                 $11

Ratio of expenses to average net assets
   including voluntary expense waiver             1.17%               1.01%[3]

Ratio of net investment income to average

   net assets including voluntary
   expense waiver                                 0.34%               1.85%[3]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             1.84%               1.65%[3]

Ratio of net investment income (loss) to
   average net assets excluding voluntary
   expense waiver                                -0.33%               1.21%[3]

Portfolio turnover rate                          39.05%             110.18%

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

MID CAP GROWTH FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/6/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period              $9.07              $10.01
                                                 --------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (0.09)                0.02
   Net realized and unrealized loss
       on investments                            (0.17)              (0.66)
                                                 --------------------------
Total from investment operations                 (0.26)              (0.64)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.01)
   From capital gains                            (0.00)              (0.29)
                                                 --------------------------
Total distributions                              (0.00)              (0.30)
                                                 --------------------------
Net asset value, end of period                    $8.81              $ 9.07
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                     -2.87%              -6.85%
Net assets, end of period (in millions)              $2                  $2

Ratio of expenses to average net assets
   including voluntary expense waiver             2.49%               2.40%[2]

Ratio of net investment income (loss) to
   average net assets including voluntary
   expense waiver                                -0.95%               0.44%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.90%               3.93%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -2.37%              -1.09%[2]

Portfolio turnover rate                          39.05%             110.18%

[1]Commencement of operations.

[2]Annualized.

MID CAP GROWTH FUND

For a Class C share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class C Per-Share Data

Net asset value, beginning of period              $9.08              $10.00
                                                 --------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (0.05)                0.04
   Net realized and unrealized loss
       on investments                            (0.18)              (0.66)
                                                 --------------------------
Total from investment operations                 (0.23)              (0.62)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.01)
   From capital gains                            (0.00)              (0.29)
                                                 --------------------------
Total distributions                              (0.00)              (0.30)
                                                 --------------------------
Net asset value, end of period                    $8.85              $ 9.08
                                                 ==========================

Class C Ratios/Supplemental Data

Total return                                     -2.53%              -6.58%

Net assets, end of period (in millions)              $4                  $4

Ratio of expenses to average net assets
   including voluntary expense waiver             2.10%               1.99%[2]

Ratio of net investment income (loss) to
   average net assets including voluntary
   expense waiver                                -0.55%               0.84%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.30%               3.26%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -1.74%              -0.43%[2]

Portfolio turnover rate                          39.05%             110.18%

[1]Commencement of operations.

[2]Annualized.

MID CAP GROWTH FUND

For a Class Y share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         7/10/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class Y Per-Share Data

Net asset value, beginning of period              $9.11              $10.23
                                                 --------------------------
Income (loss) from investment operations:
Net investment income                              0.00                0.11
   Net realized and unrealized loss
       on investments                            (0.14)              (0.88)
                                                 --------------------------
Total from investment operations                 (0.14)              (0.77)
                                                 --------------------------
Less distributions:
From net investment income                       (0.06)              (0.06)
   From capital gains                            (0.00)              (0.29)
                                                 --------------------------
Total distributions                              (0.06)              (0.35)
                                                 --------------------------
Net asset value, end of period                    $8.91              $ 9.11
                                                 ==========================

Class Y Ratios/Supplemental Data

Total return                                     -1.52%              -7.97%

Net assets, end of period (in thousands)           $438                $184

Ratio of expenses to average net assets
   including voluntary expense waiver             0.83%               1.03%[2]

Ratio of net investment income to average
   net assets including voluntary
   expense waiver                                 0.50%               1.77%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             1.30%               1.68%[2]

Ratio of net investment income to average
   net assets excluding voluntary
   expense waiver                                 0.03%               1.11%[2]

Portfolio turnover rate                          39.05%             110.18%

[1]Commencement of operations.

[2]Annualized.

SCIENCE AND TECHNOLOGY FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period             $17.93              $34.91
                                                 --------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (0.45)                0.02
   Net realized and unrealized gain (loss)
       on investments                              0.73              (9.35)
                                                 --------------------------
Total from investment operations                   0.28              (9.33)
                                                 --------------------------
Less distribution from capital gains             (0.02)              (7.65)
                                                 --------------------------
Net asset value, end of period                   $18.19              $17.93
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                   1.56%             -31.95%
Net assets, end of period (in millions)             $12                  $6

Ratio of expenses to average net assets           1.75%               1.70%[3]

Ratio of net investment income (loss) to
   average net assets                            -0.76%               0.26%[3]

Portfolio turnover rate                          90.92%             111.25%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

SCIENCE AND TECHNOLOGY FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period             $17.80              $34.91
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.38)              (0.06)
   Net realized and unrealized gain (loss)
       on investments                              0.48              (9.40)
                                                 --------------------------
Total from investment operations                   0.10              (9.46)
                                                 --------------------------
Less distribution from capital gains             (0.02)              (7.65)
                                                 --------------------------
Net asset value, end of period                   $17.88              $17.80
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                      0.56%             -32.37%

Net assets, end of period (in millions)              $4                  $3

Ratio of expenses to average net assets           2.75%               2.53%[2]

Ratio of net investment loss to average
   net assets                                    -1.73%              -0.55%[2]

Portfolio turnover rate                          90.92%             111.25%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

SCIENCE AND TECHNOLOGY FUND

For a Class C share outstanding throughout each period[1]:

                                                                    For the
                                    For the fiscal year          period from
                                    ended March 31,              7/31/97[2]
                              -----------------------------------        to
                               2002      2001      2000      1999   3/31/98
                              ---------------------------------------------
Class C Per-Share Data

Net asset value,
   beginning of period       $17.83    $45.03    $17.45    $12.01    $10.00
                            -----------------------------------------------
Income (loss) from
   investment operations:
Net investment loss          (0.24)    (0.12)    (0.95)    (0.09)    (0.07)
   Net realized and
        unrealized gain
        (loss) on
        investments            0.40   (19.43)     28.77      5.53      2.08
                            -----------------------------------------------
Total from
   investment operations       0.16   (19.55)     27.82      5.44      2.01
                            -----------------------------------------------
Less distribution
   from capital gains        (0.02)    (7.65)    (0.24)    (0.00)    (0.00)
                            -----------------------------------------------
Net asset value,
   end of period             $17.97    $17.83    $45.03    $17.45    $12.01
                            ===============================================

Class C Ratios/Supplemental Data

Total return                  0.89%   -47.49%   159.75%    45.30%    20.10%

Net assets, end of
   period (in millions)        $112      $134      $283       $44        $8

Ratio of expenses to
   average net assets         2.45%     2.27%     2.20%     2.57%     3.20%[3]

Ratio of net investment
   loss to average
   net assets                -1.40%    -0.44%    -1.68%    -1.26%    -1.66%[3]

Portfolio turnover rate      90.92%   111.25%    44.19%    51.00%    26.64%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on
October 4, 1999.

[2]Commencement of operations.

[3]Annualized.

SCIENCE AND TECHNOLOGY FUND

For a Class Y share outstanding throughout each period:

                                                                    For the
                                   For the fiscal year period from
                                    ended March 31,                  6/9/98[1]
                                 --------------------------------        to
                                 2002         2001        2000      3/31/99
                                 ------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period         $18.21       $45.36      $17.65       $12.20
                               --------------------------------------------
Income (loss) from
   investment operations:
Net investment income (loss)   (0.51)       (0.01)      (6.09)         0.01
   Net realized and
        unrealized gain
        (loss) on investments    0.86      (19.49)       34.04         5.44
                               --------------------------------------------
Total from investment
   operations                    0.35      (19.50)       27.95         5.45
                               --------------------------------------------
Less distribution from
   capital gains               (0.02)       (7.65)      (0.24)       (0.00)
                               --------------------------------------------
Net asset value,
   end of period               $18.54       $18.21      $45.36       $17.65
                               ============================================

Class Y Ratios/Supplemental Data

Total return                    1.92%     -47.00%      158.67%       44.67%

Net assets, end of period
   (in thousands)              $3,035      $1,466       $2,108          $53

Ratio of expenses to average
   net assets                   1.39%       1.35%        1.36%        0.62%[2]

Ratio of net investment
   income (loss) to average
   net assets                  -0.43%       0.47%       -0.96%        0.54%[2]

Portfolio turnover rate        90.92%     111.25%       44.19%       51.00%[2]

[1]Commencement of operations.

[2]Annualized.

SMALL CAP GROWTH FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period             $ 9.43              $19.64
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.59)              (0.02)
   Net realized and unrealized gain (loss)
       on investments                              1.75              (4.74)
                                                 --------------------------
Total from investment operations                   1.16              (4.76)
                                                 --------------------------
Less distribution from capital gains             (0.00)              (5.45)
                                                 --------------------------
Net asset value, end of period                   $10.59              $ 9.43
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                  12.30%             -28.30%

Net assets, end of period (in millions)             $16                  $4

Ratio of expenses to average net assets           1.39%               1.49%[3]

Ratio of net investment loss to average
   net assets                                    -0.93%              -0.39%[3]

Portfolio turnover rate                          28.77%              47.85%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

SMALL CAP GROWTH FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/6/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period             $ 9.36              $19.26
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.26)              (0.06)
   Net realized and unrealized gain (loss)
       on investments                              1.30              (4.39)
                                                 --------------------------
Total from investment operations                   1.04              (4.45)
                                                 --------------------------
Less distribution from capital gains             (0.00)              (5.45)
                                                 --------------------------
Net asset value, end of period                   $10.40              $ 9.36
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                     11.11%             -27.29%

Net assets, end of period (in millions)              $8                  $5

Ratio of expenses to average net assets           2.43%               2.31%[2]

Ratio of net investment loss to average
   net assets                                    -1.94%              -1.18%[2]

Portfolio turnover rate                          28.77%              47.85%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

SMALL CAP GROWTH FUND[1]

For a Class C share outstanding throughout each period[2]:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class C Per-Share Data

Net asset value,
   beginning of period       $ 9.38    $21.64    $14.74    $14.29    $ 9.08
                            -----------------------------------------------
Income (loss) from
   investment operations:
Net investment loss          (0.16)    (0.10)    (0.18)    (0.11)    (0.13)
   Net realized and
        unrealized gain
        (loss) on
        investments            1.22    (6.71)     10.22      2.91      5.91
                            -----------------------------------------------
Total from investment
   operations                  1.06    (6.81)     10.04      2.80      5.78
                            -----------------------------------------------
Less distribution from
   capital gains             (0.00)    (5.45)    (3.14)    (2.35)    (0.57)
                            -----------------------------------------------
Net asset value,
   end of period             $10.44    $ 9.38    $21.64    $14.74    $14.29
                            ===============================================

Class C Ratios/Supplemental Data

Total return                 11.30%   -35.17%    73.38%    21.61%    65.37%

Net assets, end of
   period (in millions)        $435      $459      $801      $425      $330

Ratio of expenses to
   average net assets         2.20%     2.12%     2.11%     2.10%     2.13%

Ratio of net investment
   loss to average
   net assets                -1.70%    -0.81%    -0.90%    -0.90%    -1.12%

Portfolio turnover rate      28.77%    47.85%    82.24%    51.41%    33.46%

[1]Small Cap Growth Fund (formerly Growth Fund) changed its name and investment strategy effective June 30, 2000.

[2]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

SMALL CAP GROWTH FUND[1]

For a Class Y share outstanding throughout each period[2]:

                                             For the fiscal year
                                             ended March 31,

                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period       $10.14    $22.65    $15.21    $14.55    $ 9.16
                            -----------------------------------------------
Income (loss) from
   investment operations:
Net investment income (loss) (0.34)    (0.20)    (0.15)      0.00    (0.03)
   Net realized and
        unrealized gain
        (loss) on
        investments            1.59    (6.86)     10.73      3.01      5.99
                            -----------------------------------------------
Total from investment
   operations                  1.25    (7.06)     10.58      3.01      5.96
                            -----------------------------------------------
Less distribution from
   capital gains             (0.00)    (5.45)    (3.14)    (2.35)    (0.57)
                            -----------------------------------------------
Net asset value,
   end of period             $11.39    $10.14    $22.65    $15.21    $14.55
                            ===============================================

Class Y Ratios/Supplemental Data

Total return                 12.33%   -34.67%    74.71%    22.73%    66.78%

Net assets, end of
   period (in thousands)    $48,165   $21,027   $16,770    $7,942      $633

Ratio of expenses to
   average net assets         1.31%     1.30%     1.30%     1.18%     1.30%

Ratio of net investment
   income (loss) to
   average net assets        -0.83%    -0.02%    -0.09%     0.08%    -0.30%

Portfolio turnover rate      28.77%    47.85%    82.24%    51.41%    33.46%

[1]Small Cap Growth Fund (formerly Growth Fund) changed its name and investment strategy effective June 30, 2000.

[2]Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

TAX-MANAGED EQUITY FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         6/30/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period              $7.19              $10.00
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.08)              (0.00)
   Net realized and unrealized loss
       on investments                            (0.68)              (2.81)
                                                 --------------------------
Total from investment operations                 (0.76)              (2.81)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.00)              (0.00)
                                                 --------------------------
Total distributions                              (0.00)              (0.00)
                                                 --------------------------
Net asset value, end of period                    $6.43              $ 7.19
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                 -10.57%             -28.10%

Net assets, end of period (in millions)              $4                  $4

Ratio of expenses to average net assets
   including voluntary expense waiver             1.62%               1.27%[3]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -0.92%              -0.09%[3]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             2.17%               1.80%[3]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -1.46%              -0.62%[3]

Portfolio turnover rate                          95.60%              73.46%

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

TAX-MANAGED EQUITY FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         7/13/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period              $7.12              $10.06
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.13)              (0.05)
   Net realized and unrealized loss
       on investments                            (0.68)              (2.89)
                                                 --------------------------
Total from investment operations                 (0.81)              (2.94)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.00)              (0.00)
                                                 --------------------------
Total distributions                              (0.00)              (0.00)
                                                 --------------------------
Net asset value, end of period                    $6.31              $ 7.12
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                    -11.38%             -29.22%

Net assets, end of period (in thousands)           $358                $296

Ratio of expenses to average net assets
   including voluntary expense waiver             2.56%               2.45%[2]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -1.86%              -1.74%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.42%               3.48%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -2.71%              -2.77%[2]

Portfolio turnover rate                          95.60%              73.46%

[1]Commencement of operations.

[2]Annualized.

TAX-MANAGED EQUITY FUND

For a Class C share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/6/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class C Per-Share Data

Net asset value, beginning of period              $7.13              $10.01
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.19)              (0.06)
   Net realized and unrealized loss
   on investments                                (0.62)              (2.82)
                                                 --------------------------
Total from investment operations                 (0.81)              (2.88)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.00)              (0.00)
                                                 --------------------------
Total distributions                              (0.00)              (0.00)
                                                 --------------------------
Net asset value, end of period                    $6.32              $ 7.13
                                                 ==========================

Class C Ratios/Supplemental Data

Total return                                    -11.36%             -28.77%
Net assets, end of period (in thousands)           $865              $1,700

Ratio of expenses to average net assets
   including voluntary expense waiver             2.76%               2.35%[2]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -2.07%              -1.52%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.69%               3.34%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -2.99%              -2.50%[2]

Portfolio turnover rate                          95.60%              73.46%

[1]Commencement of operations.

[2]Annualized.

W&R FUNDS, INC.

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

W&R FUNDS, INC.

You can get more information about each Fund in the --

*  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the
   Prospectus).

*  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the
Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the  SEC's web site at
http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference
Room in Washington, D.C. You can find out about the operation of the Public
Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file number is: 811-6569

Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

WRP3210(7-02)

Prospectus

July 29, 2002

W&R Funds, Inc.

FIXED INCOME AND
MONEY MARKET FUNDS
High Income Fund
Limited-Term Bond Fund
Municipal Bond Fund
Money Market Fund

The Securities and Exchange Commission has not approved
or disapproved the Fund's securities, or determined whether
this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

CONTENTS

3    AN OVERVIEW OF THE FUNDS
3    HIGH INCOME FUND
10   LIMITED-TERM BOND FUND
17   MUNICIPAL BOND FUND
24   MONEY MARKET FUND
28   INVESTMENT PRINCIPLES OF THE FUNDS
28        Investment Goals, Principal Strategies and Other Investments
33        Risk Considerations of Principal Strategies and Other Investments
35   YOUR ACCOUNT
35        Choosing a Share Class
43        Ways to Set Up Your Account
45        Buying Shares
49        Selling Shares
55        Distributions and Taxes
59   THE MANAGEMENT OF THE FUNDS
59        Portfolio Management
60        Management Fee
62   FINANCIAL HIGHLIGHTS

AN OVERVIEW OF THE FUND

GOALS

W&R High Income Fund

seeks, as a primary goal, high current income. As a
secondary goal, the Fund seeks capital growth when
consistent with its primary goal.

Principal Strategies

High Income Fund seeks to achieve its goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of U.S.
and foreign issuers, the risks of which are, in the judgment of Waddell & Reed
Investment Management Company (WRIMCO), the Fund's investment manager, consistent with the Fund's goals. The Fund invests primarily in lower quality bonds, commonly called junk bonds, which include bonds rated BB and below by
Standard & Poor's (S&P) and Ba and below by Moody's Corporation (Moody's) or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds. As well, the Fund may invest in bonds of any maturity and in companies of any size.

The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth. The Fund emphasizes a blend of value and growth in its selection of common stocks. Value stocks are those which WRIMCO believes are currently selling below their true worth, while growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Fund.
These include an issuer's past, current and estimated future:

* financial strength

* cash flow

* management

* borrowing requirements

* responsiveness to changes in interest rates and business conditions

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may sell a security if the competitive conditions of a particular industry have increased and it believes the Fund should, therefore, reduce its exposure to such industry. WRIMCO may also sell a security if, in its opinion, the price of the security has risen to fully reflect the company's improved creditworthiness and other investments with greater potential exist. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because High Income Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

* the credit quality, earnings performance and other conditions of the companies whose securities the Fund holds

* the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds

* an increase in interest rates, which may cause the value of bonds held by the
  Fund, especially bonds with longer maturities, to decline

* the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries

* changes in the maturities of bonds owned by the Fund

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth when consistent with the goal of income. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

* The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns
As of December 31 each year (%)[1]

          '98            3.64%
          '99            4.83%
          '00           -7.41%
          '01            9.92%

In the period shown in the chart, the highest quarterly return was 6.86% (the fourth quarter of 2001) and the lowest quarterly return was -6.62% (the third quarter of 1998). The Class C return for the year through June 30, 2002 was -
1.24%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares
is further adjusted to reflect the tax impact on any change in the value of
Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                                    5 Years
                                                                   (or Life
as of December 31, 2001 (%)                      1 Year           of Class)

Class C (began on 07-31-1997)

Before Taxes[1]                                   9.92%               3.35%

After Taxes on Distributions[1]                   6.53%               0.48%

After Taxes on Distributions
and Sale of Fund Shares[1]                        7.26%               1.92%

Class Y (began on 12-30-1998)

Before Taxes                                     10.81%               3.25%

Class A (began on 07-03-2000)

Before Taxes                                      4.48%               0.28%

Class B (began on 07-18-2000)

Before Taxes                                      6.03%               0.94%

Indexes

Salomon Brothers High
Yield Market Index[2]                             5.44%               2.07%[3]

Lipper High Current Yield
Funds Universe Average[4]                         1.79%              -0.35%[3]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on July 31, 1997.

[4]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of
lesser of amount invested
or redemption value)                    None[2]      5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.63%     0.63%     0.63%     0.63%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       0.72%     0.78%     0.82%     0.75%

Total Annual Fund
Operating Expenses[4]                   1.60%     2.41%     2.45%     1.63%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $728    $1,051    $1,396    $2,366

Class B Shares                           $644    $1,051    $1,385    $2,543[1]

Class C Shares                           $248    $  764    $1,306    $2,786

Class Y Shares                           $166    $  514    $  887    $1,933

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $728    $1,051    $1,396    $2,366

Class B Shares                           $244    $  751    $1,285    $2,543[1]

Class C Shares                           $248    $  764    $1,306    $2,786

Class Y Shares                           $166    $  514    $  887    $1,933

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Limited-Term Bond Fund

seeks to provide a high level of current income consistent with preservation of capital.

Principal Strategies

Limited-Term Bond Fund seeks to achieve its goal by investing primarily in investment-grade debt securities (including bonds rated BBB and higher by S&P and Baa and higher by Moody's or, if unrated, judged by WRIMCO to be of comparable quality) of U.S. issuers, including corporate bonds, mortgage-backed securities and U.S. Government securities. The Fund seeks to identify relative value opportunities between these sectors of the fixed-income market. The Fund maintains a dollar-weighted average maturity of not less than two years and not more than five years, and the Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

* the security's current coupon

* the maturity of the security

* the relative value of the security

* the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury)

* prepayment risks for mortgage-backed securities and other debt securities with call provisions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Limited-Term Bond
Fund. These include:

* an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline

* the credit quality, earnings performance and other conditions of the issuers whose securities the Fund holds

* prepayment of higher-yielding bonds and mortgage-backed securities held by the Fund

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Limited-Term Bond Fund is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Limited-Term Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

* The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns
As of December 31 each year (%)[1]

          '93            7.32%
          '94           -3.04%
          '95           12.39%
          '96            3.04%
          '97            5.64%
          '98            5.36%
          '99            0.43%
          '00            7.17%
          '01            7.82%

In the period shown in the chart, the highest quarterly return was 4.52% (the second quarter of 1995) and the lowest quarterly return was -1.99% (the first quarter of 1994). The Class C return for the year through June 30, 2002 was 1.06%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares
is further adjusted to reflect the tax impact on any change in the value of
Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
                                                        5 Years    10 Years
                                                       (or Life    (or Life
as of December 31, 2001 (%)
                                             1 Year   of Class)   of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                               7.82%       5.25%       4.74%

After Taxes on Distributions[1]               6.03%       3.37%       2.99%

After Taxes on Distributions
and Sale of Fund Shares[1]                    5.41%       3.66%       3.25%

Class Y (began on 12-29-1995)

Before Taxes                                  8.83%       6.19%       5.80%

Class B (began on 07-03-2000)

Before Taxes                                  3.93%       5.74%

Class A (began on 08-17-2000)

Before Taxes                                  4.23%       5.83%

Indexes

Salomon Brothers 1-5 Years
Treasury/Government
Sponsored/Corporate Index[2]                  9.09%       6.97%       6.29%[3]

Lipper Short-Intermediate
Investment Grade Debt
Funds Universe Average[4]                     7.21%       6.08%       5.70%[3]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on September 30, 1992.

[4]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Limited-Term Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      4.25%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of
lesser of amount invested
or redemption value)                    None[2]      5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.50%     0.50%     0.50%     0.50%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       0.55%     0.66%     0.73%     0.54%

Total Annual Fund
Operating Expenses[4]                   1.30%     2.16%     2.23%     1.29%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $552      $820    $1,108    $1,926

Class B Shares                           $619      $976    $1,259    $2,272[1]

Class C Shares                           $226      $697    $1,195    $2,565

Class Y Shares                           $131      $409    $  708    $1,556

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $552      $820    $1,108    $1,926

Class B Shares                           $219      $676    $1,159    $2,272[1]

Class C Shares                           $226      $697    $1,195    $2,565

Class Y Shares                           $131      $409     $ 708    $1,556

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Municipal Bond Fund

seeks to provide income that is not subject to Federal income tax.
Principal Strategies

Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade and of any maturity.
Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion, up to 40%, of the Fund's dividends paid to shareholders each year may be a tax preference item for purposes of the Federal alternative minimum tax (AMT).

The Fund diversifies its holdings between two main types of municipal bonds:

* general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority

* revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds
  (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single family home mortgages and multi-family project mortgages

WRIMCO primarily utilizes a top-down management style and attempts to identify relative value opportunities between sectors and states (including U.S.
possessions) of the municipal bond market. WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

* the security's current coupon

* the maturity of the security

* the relative value of the security

* the creditworthiness of the particular issuer or of the private company involved

* the structure of the security, including whether it has a put or a call feature

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Municipal Bond Fund primarily owns different types of securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities and zero coupon bonds, to decline

* prepayment of asset-backed securities or mortgage-backed securities
  (prepayment risk)

* prepayment of higher-yielding bonds when interest rates decline
  (optional call risk)

* changes in the maturities of bonds owned by the Fund

* the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects

* the local economic, political or regulatory environment affecting bonds owned by the Fund, including legislation affecting the tax status of municipal bond interest

* failure of a bond's interest to qualify as tax-exempt

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

A significant portion of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's return to any investor whose AMT liability was increased by the
Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Municipal Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

* The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns
As of December 31 each year (%)[1]

          '93           13.73%
          '94           -8.83%
          '95           19.14%
          '96            3.53%
          '97            9.17%
          '98            5.12%
          '99           -7.04%
          '00            7.63%
          '01            5.73%

In the period shown in the chart, the highest quarterly return was 8.36% (the first quarter of 1995) and the lowest quarterly return was -7.14% (the first quarter of 1994). The Class C return for the year through June 30, 2002 was
3.74%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares
is further adjusted to reflect the tax impact on any change in the value of
Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
                                                        5 Years    10 Years
                                                       (or Life    (or Life
as of December 31, 2001 (%)                   1 Year  of Class)   of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                                5.73%      3.95%       5.12%

After Taxes on Distributions[1]                5.69%      3.76%       4.94%

After Taxes on Distributions
and Sale of Fund Shares[1]                     4.88%      3.91%       4.89%

Class Y (began on 12-30-1998)

Before Taxes                                   6.45%      2.68%

Class B (began on 08-08-2000)

Before Taxes                                   1.18%      2.90%

Class A (began on 09-15-2000)

Before Taxes                                   2.21%      3.28%

Indexes

Lehman Brothers Municipal
Bond Index[2]                                  5.13%      5.98%       6.42%[3]

Lipper General Municipal
Debt Funds Universe Average[4]                 3.90%      4.78%       5.56%[3]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on September 30, 1992.

[4]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Municipal Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      4.25%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of
lesser of amount invested
or redemption value)                    None[2]      5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.53%     0.53%     0.53%     0.53%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.43%     0.94%     0.61%     0.70%

Total Annual Fund
Operating Expenses[3]                   1.21%     2.47%     2.14%     1.48%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $543    $  793    $1,062    $1,829

Class B Shares                           $650    $1,070    $1,416    $2,491[1]

Class C Shares                           $217    $  670    $1,149    $2,472

Class Y Shares                           $151    $  468     $ 808    $1,768

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $543    $  793    $1,062    $1,829

Class B Shares                           $250    $  770    $1,316   $2,491[1]

Class C Shares                           $217    $  670    $1,149    $2,472

Class Y Shares                           $151    $  468    $  808    $1,768

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Money Market Fund

seeks maximum current income consistent with
stability of principal.

Principal Strategies

Money Market Fund seeks to achieve its goal by investing in U.S. dollar-
denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or Prime-
1 or Prime-2 by Moody's, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund maintains a dollar-weighted average maturity of
90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share.

Principal Risks of Investing in the Fund

Because Money Market Fund owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline

* the credit quality and other conditions of the issuers whose securities the
  Fund holds

* adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund

An investment in the Fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest

Money Market Fund is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Money Market Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing the Fund's average annual total returns for the periods shown.

* The bar chart presents the average annual total return for Class A shares.

* The performance table shows average annual total returns for each class.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns
As of December 31, 2001 (%)

                         3.60%

In the period shown in the chart, the highest quarterly return was 1.28% (the first quarter of 2001) and the lowest quarterly return was 0.49% (the fourth quarter of 2001). The Class A return for the year through June 30, 2002 was
0.71%. As of December 31, 2001, the 7-day yield was equal to 1.48%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns

                                                                    5 Years
                                                                   (or Life
as of December 31, 2001 (%)                      1 Year           of Class)

Class A (began on 06-30-2000)                     3.60%               4.28%

Class C (began on 07-03-2000)                     2.51%               3.21%

Class B (began on 07-12-2000)                     2.44%               2.97%

FEES AND EXPENSES

Money Market Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from                        Class A   Class B   Class C
your investment)                                 Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                                 None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of
lesser of amount invested
or redemption value)                               None        5%        1%

Annual Fund Operating Expenses

(expenses that are deducted                     Class A   Class B   Class C
from Fund assets)                                Shares    Shares    Shares

Management Fees[2]                                0.40%     0.40%     0.40%

Distribution and Service
(12b-1) Fees                                       None     1.00%     1.00%

Other Expenses[3]                                 0.81%     0.93%     0.82%

Total Annual Fund
Operating Expenses[3]                             1.21%     2.33%     2.22%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $123    $  384    $  665    $1,466

Class B Shares                           $636    $1,027    $1,345    $2,316[1]

Class C Shares                           $225    $  694    $1,190    $2,554

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $123    $  384    $  665    $1,466

Class B Shares                           $236    $  727    $1,245    $2,316[1]

Class C Shares                           $225    $  694    $1,190    $2,554

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

THE INVESTMENT PRINCIPLES OF THE FUNDS

Investment Goals, Principal Strategies and Other Investments

W&R High Income Fund

The primary goal of High Income Fund is to earn a high level of current income.
As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee, however, that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, it may also own, to a lesser degree, preferred stocks, common stocks and convertible securities. In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality;
these include bonds rated BB and lower by S&P, or Ba or lower by Moody's.
Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

The Fund may invest an unlimited amount of assets in foreign securities. At this time, however, the Fund does not intend to invest a significant amount of its assets in foreign securities.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the Fund's assets:

* shorten the average maturity of the Fund's debt holdings

* hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

* emphasize investment-grade debt securities

By taking a temporary defensive position the Fund may not achieve its investment objectives.

W&R Limited-Term Bond Fund

The goal of Limited-Term Bond Fund is to provide a high level of current income consistent with preservation of capital. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of investment-grade, limited-
term debt securities (securities with a dollar-weighted average maturity of two to five years) of U.S. issuers, including collateralized mortgage obligations and other asset-backed securities and U.S. Government securities, which are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds with a limited-term duration. The Fund may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stocks in certain circumstances. There is no guarantee, however, that the Fund will achieve its goal.

The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by WRIMCO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

* shorten the average maturity of the Fund's investments

* hold short-term securities, cash or cash equivalents

* invest up to all of the Fund's assets in U.S. Treasury securities

By taking a temporary defensive position the Fund may not achieve its investment objective.

W&R Municipal Bond Fund

The goal of Municipal Bond Fund is to provide income that is not subject to
Federal income tax. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of municipal bonds. There is no guarantee, however, that the Fund will achieve its goal.

As used in this Prospectus, municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The
Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer's obligations is excludable from gross income for Federal income tax purposes. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders, annually, will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The Fund may invest 25%
or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations and housing bonds that finance pools of single family home mortgages and multi-family project mortgages.

At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

* U.S. Government securities

* obligations of domestic banks and certain savings and loan associations

* commercial paper rated at least A by S&P or Moody's

* any of the foregoing obligations subject to repurchase agreements

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities and its other investment limitations, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's goal.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

* shorten the average maturity of the Fund's investments

* hold taxable obligations, subject to the limitations stated above

* emphasize debt securities of a higher quality than those the Fund would ordinarily hold

* hedge exposure to interest rate risk by investing in futures contracts, options on futures contracts and other similar derivative instruments

By taking a temporary defensive position, the Fund may not achieve its investment objective.

Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to futures contracts and similar derivative instruments. The
Fund does, and may in the future, hold a significant portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates or otherwise may expose the bond to greater sensitivity to interest rate changes.

W&R Money Market Fund

The goal of Money Market Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). There is no guarantee, however, that the Fund will achieve its goal.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

* U.S. government obligations (including obligations of U.S. government agencies and instrumentalities)

* bank obligations and instruments secured by bank obligations, such as letters of credit

* commercial paper

* corporate debt obligations, including variable rate master demand notes

* Canadian government obligations

* certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a by corporation in whose commercial paper the Fund may invest

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least
$500 million, and instruments secured by any such obligations.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

* the credit quality of the particular issuer or guarantor of the security

* the maturity of the security

* the relative value of the security

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or no longer complies with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

All Funds

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund (other than W&R Money
Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.
At this time, each Fund has limited, if any, exposure to derivative investments.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of
Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to market risk, financial risk, and, in some cases, prepayment risk.

* Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund (other than
  W&R Money Market Fund) will likely change as well.

* Financial risk is based on the financial situation of the issuer of the security. For an investment in a debt security, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. To the extent a Fund invests in equity securities, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

* Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of a Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to: restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds.
Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

For PABs in which W&R Municipal Bond Fund may invest, credit quality is generally dependent on the credit standing of the company involved. To the extent that this Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. You will find more information in the SAI about the types of projects underlying the municipal bonds in which W&R Municipal Bond Fund may invest from time to time and a discussion of the risks associated with such projects.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news.
Performance will also depend on WRIMCO's skill in selecting investments.

YOUR ACCOUNT

Choosing a Share Class

Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y, except that W&R Money Market Fund does not offer Class Y shares. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment.
If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $2 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a
Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A                  Class B                       Class C

Initial sales charge     No initial sales charge       No initial sales charge

No deferred sales        Deferred sales charge on      A 1% deferred sales
charge[1]                shares you sell within six    charge on shares you
                         years after purchase          sell within twelve
                                                       months after purchase

Maximum distribution     Maximum distribution          Maximum distribution
and  service (12b-1)     and service (12b-1) fees      and service (12b-1) fees
fees of 0.25%            of 1.00%                      of 1.00%

For an investment of     Converts to Class A shares    Does not convert to
$2 million or more,      8 years after the month       Class A shares, so
only Class A shares      in which the shares were      annual expenses do
are available            purchased, thus reducing      not decrease
                         future annual expenses

                         For an investment of $300,000
                         or more, your financial advisor
                         typically will recommend
                         purchase of Class A shares due
                         to a reduced sales charge and
                         lower annual expenses

[1]A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

General Comparison of Class A, Class B and Class C Shares

W&R Money Market Fund

Class A                   Class B                      Class C

No initial sales charge   No initial sales charge      No initial sales charge

Funds Plus Service        Funds Plus Service           Funds Plus Service
optional                  typically required           typically required
                          for direct investment        for direct investment

No deferred sales         Deferred sales charge        A 1% deferred sales
charge                    on shares you sell           charge on shares you
                          within six years             sell within twelve
                          after purchase               months after purchase

No distribution and       Maximum distribution         Maximum distribution
service (12b-1) fees      and service (12b-1) fees     and service (12b-1) fees
                          of 1.00%                     of 1.00%

For an investment of      Converts to Class A shares   Does not convert to
$2 million or more        8 years after the month      Class A shares, so
only Class A shares       in which the shares were     annual expenses do
are available             purchased, thus reducing     not decrease
                          future annual expenses

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule
12b-1 under the 1940 Act for each of its Class A, Class B, Class C and Class Y shares except that W&R Money Market Fund Class A shares do not have a 12b-1
Plan. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell &
Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate Waddell &
Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to
Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by
Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the NASD rules as then in effect.

Under the Class Y Plan, each Fund may pay Waddell & Reed a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate Waddell & Reed for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to
Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them (other than W&R Money Market Fund Class A shares), based on the amount of your investment, according to the tables below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

High Income Fund

Size of Purchase

                                                                 Sales Charge
                                                                  as Approx.
                                             Sales Charge         Percent of
                                             as Percent of          Amount
                                             Offering Price        Invested

Under $100,000                                    5.75%               6.10%

$100,000 to less than $200,000                     4.75                4.99

$200,000 to less than $300,000                     3.50                3.63

$300,000 to less than $500,000                     2.50                2.56

$500,000 to less than $1,000,000                   1.50                1.52

$1,000,000 to less than $2,000,000                 1.00                1.01

$2,000,000 and over                                0.00[1]             0.00[1]

Limited-Term Bond Fund
Municipal Bond Fund

Size of Purchase

                                                                 Sales Charge
                                                                  as Approx.
                                             Sales Charge         Percent of
                                             as Percent of          Amount
                                             Offering Price        Invested

Under $100,000                                    4.25%               4.44%

$100,000 to less than $300,000                     3.25                3.36

$300,000 to less than $500,000                     2.50                2.56

$500,000 to less than $1,000,000                   1.50                1.52

$1,000,000 to less than $2,000,000                 1.00                1.01

$2,000,000 and over                                0.00[1]             0.00[1]

[1]No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments the Fund may impose a CDSC of
1.00% on certain redemptions made within twelve months of the purchase. The
CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

* Combining additional purchases of Class A shares of any of the funds in
  Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd
  Portfolios, Inc. except Class A shares of Waddell & Reed Advisors Cash
  Management, Inc. or Class A shares of W&R Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value
  (NAV) of Class A shares already held (Rights of Accumulation)

* Grouping all purchases of Class A shares of the funds referenced above, except shares of Waddell & Reed Advisors Cash Management, Inc. or W&R Money
  Market Fund, made during a thirteen-month period (Letter of Intent)

* Grouping purchases by certain related persons

Additional information and applicable forms are available from your financial advisor.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

* The Directors and officers of the Fund or of any affiliated entity of Waddell
  & Reed, employees of Waddell & Reed and its affiliates, financial advisors of
  Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals

* Until December 31, 2002, clients of Legend Equities Corporation (Legend) if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R
  Funds, Inc. and the purchase is made within sixty (60) days of such redemption

* Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through
  Nationwide Trust Company, FSB retirement programs

* Direct Rollovers from the Waddell & Reed Advisors Retirement Plan

* Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records

* Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates

You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to
Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The
CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no
CDSC will be imposed on increases in net asset value above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of
$1,027, absent different instructions. The shares redeemed for payment of the
CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them.
However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares.
Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year         As % of Amount Subject to Charge

            1                                      5.0%
            2                                      4.0%
            3                                      3.0%
            4                                      3.0%
            5                                      2.0%
            6                                      1.0%
            7+                                     0.0%

In the table, a year is a 12-month period. In applying the CDSC, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on September 14, 2002, then redeems all Class B shares on September 12, 2003, the shareholder will pay a
CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of
Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to
0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares.
Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

The CDSC will not apply in the following circumstances:

* redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell
  & Reed

* redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper

* redemptions of shares purchased by current or retired Directors of the Fund,
  Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell
  & Reed and its affiliates, and by the members of the immediate families of such persons

* redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (The service and this exclusion from the CDSC do not apply to a one-time withdrawal)

* redemptions the proceeds of which are reinvested within forty-five (45) days in shares of the same class of the Fund as that redeemed

* redemptions the proceeds of which are invested in Waddell & Reed InvestEd
  Portfolios, Inc.

* the exercise of certain exchange privileges

* redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500, or less than $250 for W&R Money Market Fund

* redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or redemptions by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual
12b-1 distribution and/or service fee of up to 0.25% of average net assets.

Class Y shares are only available for purchase by:

* participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k)
  plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan

* banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services

* government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

* certain retirement plans and trusts for employees and financial advisors of
  Waddell & Reed and its affiliates

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education
Savings Accounts) may be tax-deductible.

* Individual Retirement Accounts (IRAs) allow certain individuals under age 70
  1/2, with earned income, to invest up to the Annual Dollar Limit per year.
  For the 2002 through 2004 calendar years, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years. An individual's maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year. The maximum annual contribution for an individual and his or her spouse is two times the Annual
  Dollar Limit or, if less, the couple's combined earned income for the tax year.

* IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

* Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is two times the Annual
  Dollar Limit or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

* Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.

* Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.

* Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

* Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $40,000.

* Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

* 403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.

* 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts
to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to Waddell &
Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To purchase Class Y shares of any Fund and Class A shares of W&R Money Market
Fund by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to Waddell & Reed at the above address, or fax it to 800-532-2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA
Number 101000695, for the account of Waddell & Reed Number 9800007978, Special
Account for Exclusive Benefit of Customers FBO Customer Name and Account
Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of
Class Y shares.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the tables.

In the calculation of a Fund's NAV:

* The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

* Bonds are generally valued according to prices quoted by an independent pricing service.

* Short-term debt securities are valued at amortized cost, which approximates market value.

* Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

* All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

* If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, W&R
  Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc. the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

* If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

When you sign your account application, you will be asked to certify that your
Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the
Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account                                     $500 (per Fund)

For certain exchanges                                  $100 (per Fund)

For certain retirement accounts and accounts
opened with Automatic Investment Service                $50 (per Fund)

For certain retirement accounts and accounts opened
through payroll deductions                              $25 (per Fund)

To Add to an Account                                        Any amount

For certain exchanges                                  $100 (per Fund)

For Automatic Investment Service                        $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority                         $10 million
or for a corporation                         (within first twelve months)

For other eligible investors                           Any amount

To Add to an Account                                   Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account, or Class A account of W&R Money Market Fund, by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive
Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling
(redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund)
is the NAV per share of that Fund class, subject to any applicable CDSC.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

* the name on the account registration

* the Fund's name

* the account number

* the dollar amount or number, and the class, of shares to be redeemed

* any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares and Class A shares of W&R Money Market Fund by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares (redemption must be equal to or greater than $1,000.00) and make payment by wire to your predesignated bank account or by check to you at the address on the account.

To sell Class A shares of W&R Money Market Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

When you place an order to sell shares, your shares will be sold at the next
NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

* If more than one person owns the shares, each owner must sign the written request.

* If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

* Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

* Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of
  Directors determines that conditions exist making cash payments undesirable.
  A Fund is obligated to redeem shares solely in cash up to the lesser of
  $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

* If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell
  Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

Special Requirements for Selling Shares

Account Type             Special Requirements

Individual or            The written instructions must be signed by all
Joint Tenant             persons required to sign for transactions, exactly
                         as their names appear on the account.

Sole Proprietorship      The written instructions must be signed by the
                         individual owner of the business.

UGMA, UTMA               The custodian must sign the written instructions
                         indicating capacity as custodian.

Retirement Account       The written instructions must be signed by a
                         properly authorized person.

Trust                    The trustee must sign the written instructions
                         indicating capacity as trustee. If the trustee's name
                         is not in the account registration, provide a currently
                         certified copy of the trust document.

Business or              At least one person authorized by corporate
Organization             resolution to act on the account must sign the
                         written instructions.

Conservator, Guardian    The written instructions must be signed by the
or Other Fiduciary       person properly authorized by court order to act
                         in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

* a redemption request made by a corporation, partnership or fiduciary

* a redemption request made by someone other than the owner of record

* the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500, or less than
$250 for W&R Money Market Fund. The Fund will give you notice and sixty (60)
days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500, or $250 for W&R Money Market
Fund. These redemptions will not be subject to a CDSC. W&R Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than
$250, except for retirement plan accounts. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest.
The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or
Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption.
Waddell & Reed will, with your reinvestment, restore an amount equal to the
CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service.
Additionally, a toll-free call, 888-WADDELL, connects you to a Client Services
Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site,
www.waddell.com, to:

* obtain information about your accounts

* obtain price information about other funds in the Waddell & Reed Advisors
  Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc.

* obtain a Fund's current prospectus

* request duplicate statements

Reports

Statements and reports sent to you include the following:

* confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

* year-to-date statements (quarterly)

* annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client
Services if you need additional copies of annual or semiannual reports.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same
Class of another Fund in the Waddell & Reed Advisors Funds, W&R Funds, Inc. or
Waddell & Reed InvestEd Portfolios, Inc. without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or
Class A shares to which the CDSC would otherwise apply, the time period for the
CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of W&R Money Market
Fund.

You may exchange any Class A shares of W&R Limited-Term Bond and W&R Municipal
Bond Funds that you have held for at least six months and any Class A shares of these Funds acquired as payment of a dividend or distribution for Class A shares of any other Fund in W&R Funds, Inc. You may exchange Class A shares of
W&R Limited-Term Bond and W&R Municipal Bond Funds that you have held for less than six months only for Class A shares of W&R Limited-Term Bond, W&R Municipal
Bond and W&R Money Market Funds.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within Waddell & Reed Advisors Funds,
W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. may only be sold within the United States and the Commonwealth of Puerto Rico. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

The Funds reserve the right to terminate or modify these exchange privileges at any time as discussed in the SAI.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service

To move money from your bank account to an existing Fund account

                               Minimum Amount          Minimum Frequency
                               $25 (per Fund)              Monthly

Funds Plus Service

To move money from W&R Money Market Fund to another Fund in W&R Funds, Inc.
whether in the same or a different account in the same class

                               Minimum Amount          Minimum Frequency
                              $100 (per Fund)               Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, High Income Fund, Limited-Term Bond Fund, Money Market Fund and
Municipal Bond Fund declare dividends from net investment income daily and pay them monthly. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares.
Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 20% for noncorporate shareholders. W&R Money Market
Fund does not expect to distribute any net capital gains.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Distributions by W&R Municipal Bond Fund that are designated by it as exempt-
interest dividends generally may be excluded by you from your gross income. A portion of the exempt-interest dividends paid by W&R Municipal Bond Fund is expected to be attributable to interest on certain bonds that must be treated, by you, as a tax preference item for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will not be more than 40%
of the dividends it will pay, annually, to its shareholders. W&R Municipal Bond
Fund will provide you with information concerning the amount of distributions that is a tax preference item after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing W&R Municipal Bond Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from
Federal income tax. For these purposes, the term substantial user is defined generally to include a non-exempt person who regularly uses, in trade or business, a part of a facility financed from the proceeds of PABs.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the AMT.

None of the dividends paid by W&R Limited-Term Bond Fund, W&R Municipal Bond
Fund or W&R Money Market Fund are expected to be eligible for this deduction.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you have a gain on a redemption of W&R Municipal Bond
Fund's shares, the entire gain will be taxable even though a portion of the gain may represent municipal bond interest earned by the Fund but not yet paid out as a dividend. If the redemption is not made until after record date, however, you will receive that interest as an exempt-interest dividend rather than as part of a taxable gain.

An exchange of Fund shares for shares of any other fund in the Waddell & Reed
Advisors Funds, W&R Funds, Inc. or Waddell & Reed InvestEd Portfolios, Inc.
generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that
Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors
Funds, W&R Funds, Inc. or Waddell & Reed InvestEd Portfolios, Inc. without paying a sales charge due to the forty-five (45) day reinvestment privilege or exchange privilege. See Your Account-Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares. This paragraph does not apply to transactions in shares of W&R Money Market Fund.

Interest on indebtedness incurred or continued to purchase or carry shares of
W&R Municipal Bond Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends.
Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds.
If such a proposal were enacted, the availability of municipal bonds for investment by W&R Municipal Bond Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

Withholding. Each Fund must withhold 30% of all taxable dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. Exempt-interest dividends paid by W&R Municipal
Bond Fund may be subject to income taxation under state and local tax laws. The portion of the dividends paid by W&R Limited-Term Bond Fund and W&R Money
Market Fund (and, to a lesser extent, the other Funds) attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by
the Funds.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUNDS

Portfolio Management

Each of the registered investment companies in the Waddell & Reed Advisors
Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc. (Funds) is managed by WRIMCO, subject to the authority of each
Fund's Board of Directors. WRIMCO provides investment advice to the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to the Funds since the inception of each registered investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217,
Shawnee Mission, Kansas 66201-9217.

Louise D. Rieke is primarily responsible for the management of the High Income
Fund. Ms. Rieke has held her Fund responsibilities since July 1997. She is
Senior Vice President of WRIMCO, Vice President of the Fund and Vice President
of other investment companies for which WRIMCO serves as investment manager.
From November 1985 to March 1998, Ms. Rieke was Vice President of, and a
portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since May 1971.

W. Patrick Sterner is primarily responsible for the management of the Limited-
Term Bond Fund. Mr. Sterner has held his Fund responsibilities since September
1992. He is Senior Vice President of WRIMCO, Vice President of the Fund and
Vice President of other investment companies for which WRIMCO serves as investment manager. From August 1992 to March 1998, Mr. Sterner was Vice
President of, and a portfolio manager for, Waddell & Reed Asset Management
Company. He has been an employee of WRIMCO since August 1992.

Bryan J. Bailey is primarily responsible for the management of the Municipal
Bond Fund. Mr. Bailey has held his Fund responsibilities since June 2000. He is
Vice President of WRIMCO, Vice President of the Fund and Vice President of
another investment company for which WRIMCO serves as investment manager. Mr.
Bailey had served as the Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since
July 1993.

Mira Stevovich is primarily responsible for the management of the Money Market
Fund. Ms. Stevovich has held her Fund responsibilities since the inception of the Fund. She is Vice President of WRIMCO, Vice President and Assistant
Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms.
Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO since May 1998 and has been an employee of WRIMCO and its predecessor since March 1987.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations.
Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over
$1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.00% with the voluntary waiver, by
WRIMCO, of management fee expenses; 0.63% without the voluntary waiver, by
WRIMCO, of management fee expenses;

for Limited-Term Bond Fund, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.24% with the voluntary waiver, by
WRIMCO, of management fee expenses; 0.50% without the voluntary waiver, by
WRIMCO, of management fee expenses;

for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over
$1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.53%; and

for Money Market Fund, 0.40% of annual net assets. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.00% with the voluntary waiver, by WRIMCO, of management fee expenses;
0.40% without the voluntary waiver, by WRIMCO, of management fee expenses.

WRIMCO has voluntarily agreed to waive its management fee for any day that a
Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y (as applicable) shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte &
Touche LLP, whose independent auditors' report, along with each Fund's financial statements for the fiscal year ended March 31, 2002, is included in the Funds' Annual Report to Shareholders, which is available upon request.

HIGH INCOME FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                       For the     period from
                                                      fiscal year    7/3/00[1]
                                                        ended           to
                                                       3/31/02       3/31/01
                                                     -------------------------
Class A Per-Share Data

Net asset value, beginning of period                    $8.54          $9.04
                                                     -------------------------
Income (loss) from investment operations:
Net investment income                                    0.74           0.58

  Net realized and unrealized loss
      on investments                                    (0.06)         (0.50)
                                                     -------------------------
Total from investment operations                         0.68           0.08
                                                     -------------------------
Less distributions:
  Declared from net investment income
                                                       (0.74)         (0.58)
  From capital gains
                                                       (0.00)         (0.00)
                                                     -------------------------
Total distributions                                    (0.74)         (0.58)
                                                     -------------------------
Net asset value, end of period                          $8.48          $8.54
                                                     =========================
Class A Ratios/Supplemental Data

Total return[2]                                         8.46%          0.90%

Net assets, end of period (in thousands)              $1,895           $442

Ratio of expenses to average net assets
including voluntary expense waiver                      0.84%          1.05%[3]

Ratio of net investment income to average
net assets including voluntary expense waiver           9.00%          9.01%[3]

Ratio of expenses to average net assets
excluding voluntary expense waiver                      1.14%          1.42%[3]

Ratio of net investment income to average
net assets excluding voluntary expense waiver           8.70%          8.64%[3]

Portfolio turnover rate
                                                       82.42%         114.89%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

HIGH INCOME FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                       For the     period from
                                                     fiscal year    7/18/00[1]
                                                        ended          to
                                                       3/31/02       3/31/01
                                                     -------------------------
Class B Per-Share Data

Net asset value, beginning of period                    $8.54          $9.03
                                                     -------------------------
Income (loss) from investment operations:
  Net investment income                                  0.68           0.48

  Net realized and unrealized loss
      on investments                                    (0.06)         (0.49)
                                                     -------------------------
Total from investment operations                         0.62          (0.01)
                                                     -------------------------
Less distributions:
  Declared from net investment income
                                                        (0.68)         (0.48)
  From capital gains
                                                        (0.00)         (0.00)
                                                     -------------------------
Total distributions                                     (0.68)         (0.48)
                                                     -------------------------
Net asset value, end of period                          $8.48          $8.54
                                                     =========================
Class B Ratios/Supplemental Data

Total return                                            7.64%          0.09%

Net assets, end of period (in millions)                   $1             $1

Ratio of expenses to average net assets
including voluntary expense waiver                      1.74%          1.85%[2]

Ratio of net investment income to average
net assets including voluntary expense waiver           8.09%          8.30%[2]

Ratio of expenses to average net assets
excluding voluntary expense waiver                      2.36%          2.50%[2]

Ratio of net investment income to average
net assets excluding voluntary expense waiver           7.47%          7.65%[2]

Portfolio turnover rate                                82.42%        114.89%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

HIGH INCOME FUND

For a Class C share outstanding throughout each period[1]:

                                                                     For the
                                        For the fiscal year        period from
                                          ended March 31,           7/31/97[2]
                                --------------------------------        to
                                 2002    2001      2000    1999      3/31/98
                                ================================   ===========
Class C Per-Share Data

Net asset value,
beginning of period             $8.54   $9.27     $9.94  $10.79       $10.00
                                --------------------------------   -----------
Income (loss) from investment
operations:
  Net investment income          0.68    0.73      0.69    0.63         0.37

  Net realized and unrealized
  gain (loss) on investments    (0.06)  (0.73)    (0.67)  (0.82)        0.79
                                --------------------------------   -----------
Total from investment operations 0.62    0.00      0.02   (0.19)         1.16
                                --------------------------------   -----------
Less distributions:
  Declared from net investment
  income                        (0.68)  (0.73)    (0.69)  (0.63)        (0.37)

  From capital gains            (0.00)  (0.00)    (0.00)  (0.03)        (0.00)
                                --------------------------------   -----------
Total distributions             (0.68)  (0.73)    (0.69)  (0.66)        (0.37)
                                --------------------------------   -----------
Net asset value, end of period  $8.48   $8.54     $9.27  $ 9.94        $10.79
                                ================================   ===========
Class C Ratios/Supplemental Data

Total return                    7.58%   0.18%     0.17%   -1.72%        11.77%

Net assets, end of
period (in millions)             $17     $19       $23      $25           $12

Ratio of expenses to average
net assets including voluntary
expense waiver                  1.82%   1.78%     2.17%    2.20%         2.52%[3]

Ratio of net investment income
to average net assets including
voluntary expense waiver        8.01%   8.38%     7.16%    6.29%         5.98%[3]

Ratio of expenses to average
net assets excluding voluntary
expense waiver                  2.46%   2.41%     2.26%      --            --

Ratio of net investment income
to average net assets excluding
voluntary expense waiver        7.36%   7.75%     7.07%      --           --

Portfolio turnover rate        82.42% 114.89%    71.31%   50.98%        67.82%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on
October 4, 1999.

[2]Commencement of operations.

[3]Annualized.

HIGH INCOME FUND

For a Class Y share outstanding throughout each period:

                                                                     For the
                                            For the fiscal year    period from
                                             ended March 31,       12/30/98[1]
                                      --------------------------        to
                                          2002     2001    2000      3/31/99
                                      ==========================   ===========
Class Y Per-Share Data

Net asset value, beginning of period      $8.54   $9.27   $9.94        $9.97
                                      --------------------------   -----------
Income (loss) from investment operations:
Net investment income                      0.75    0.78    0.77         0.20

  Net realized and unrealized
  gain (loss) on investments              (0.06)  (0.73)  (0.67)        0.00
                                      --------------------------   -----------
Total from investment operations           0.69    0.05    0.10         0.20
                                      --------------------------   -----------
Less distributions:
  Declared from net investment income     (0.75)  (0.78)  (0.77)       (0.20)

  From capital gains                      (0.00)  (0.00)  (0.00)       (0.03)
                                      --------------------------   -----------
Total distributions                       (0.75)  (0.78)  (0.77)       (0.23)
                                      --------------------------   -----------
Net asset value, end of period            $8.48   $8.54   $9.27        $9.94
                                      ==========================   ===========
Class Y Ratios/Supplemental Data

Total return                               8.50%   0.79%   0.94%        2.45%

Net assets, end of period (in thousands)    $64     $12      $6           $6

Ratio of expenses to average net assets
including voluntary expense waiver         0.79%   1.20%   1.40%        0.26%[2]

Ratio of net investment income to
average net assets including voluntary
expense waiver                             8.99%   8.95%   7.85%        8.55%[2]

Ratio of expenses to average net assets
excluding voluntary expense waiver         1.08%   1.62%   1.46%           --

Ratio of net investment income to
average net assets excluding voluntary
expense waiver                             8.71%   8.52%   7.79%           --

Portfolio turnover rate                   82.42% 114.89%  71.31%       50.98%[2]
                                      ==========================   ===========

[1]Commencement of operations.

[2]Annualized.

LIMITED-TERM BOND FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                       For the     period from
                                                     fiscal year    8/17/00[1]
                                                        ended          to
                                                       3/31/02       3/31/01
                                                     =========   ============
Class A Per-Share Data

Net asset value, beginning of period                    $10.17         $ 9.84
                                                     ---------   ------------
Income from investment operations:
  Net investment income                                   0.51           0.36

  Net realized and unrealized gain on investments         0.03           0.33
                                                     ---------   ------------
Total from investment operations                          0.54           0.69
                                                     ---------   ------------
Less distributions:

  Declared from net investment income                   (0.51)         (0.36)

  From capital gains                                    (0.00)         (0.00)
                                                     ---------   ------------
Total distributions                                     (0.51)         (0.36)
                                                     ---------   ------------
Net asset value, end of period                          $10.20         $10.17
                                                     =========   ============
Class A Ratios/Supplemental Data

Total return[2]                                           5.42%          7.01%

Net assets, end of period (in thousands)                $6,124           $494

Ratio of expenses to average net assets
including voluntary expense waiver                        1.04%          0.85%[3]

Ratio of net investment income to average
net assets including voluntary expense waiver             4.76%          5.83%[3]

Ratio of expenses to average net assets
excluding voluntary expense waiver                        1.19%          1.09%[3]

Ratio of net investment income to average
net assets excluding voluntary expense waiver             4.61%          5.59%[3]

Portfolio turnover rate                                  32.97%         16.10%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

LIMITED-TERM BOND FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                       For the    period from
                                                     fiscal year   7/3/00[1]
                                                        ended          to
                                                       3/31/02      3/31/01
                                                     =======================
Class B Per-Share Data

Net asset value, beginning of period                    $10.17        $ 9.80
                                                     -----------------------
Income from investment operations:
  Net investment income                                   0.42          0.36

  Net realized and unrealized gain on investments         0.03          0.37
                                                     -----------------------
Total from investment operations                          0.45          0.73
                                                     -----------------------
Less distributions:
  Declared from net investment income                    (0.42)        (0.36)
  From capital gains                                     (0.00)        (0.00)
                                                     -----------------------
Total distributions                                      (0.42)        (0.36)
                                                     -----------------------
Net asset value, end of period                          $10.20        $10.17
                                                     =======================
Class B Ratios/Supplemental Data

Total return                                              4.52%        7.54%

Net assets, end of period (in thousands)                $1,419         $425

Ratio of expenses to average net assets
including voluntary expense waiver                        1.88%        1.81%[2]

Ratio of net investment income to average
net assets including voluntary expense waiver             4.02%        4.91%[2]

Ratio of expenses to average net assets
excluding voluntary expense waiver                        2.15%        2.33%[2]

Ratio of net investment income to average
net assets excluding voluntary expense waiver             3.76%        4.39%[2]

Portfolio turnover rate                                  32.97%       16.10%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

LIMITED-TERM BOND FUND

For a Class C share outstanding throughout each period[1]:

                                              For the fiscal year
                                                ended March 31,
                                ----------------------------------------------
                                    2002    2001     2000     1999     1998
                                ----------------------------------------------
Class C Per-Share Data

Net asset value,
beginning of period               $10.17  $ 9.76   $10.16   $10.14   $ 9.90
                                ----------------------------------------------
Income (loss) from investment
operations:
Net investment income               0.42    0.48     0.47     0.44     0.45

  Net realized and unrealized
  gain (loss) on investments        0.03    0.41    (0.40)    0.02     0.24
                                ----------------------------------------------
Total from investment
  operations                        0.45    0.89     0.07     0.46     0.69
                                ----------------------------------------------
Less distributions:
Declared from net
  investment income                (0.42)  (0.48)   (0.47)   (0.44)   (0.45)
  From capital gains               (0.00)  (0.00)   (0.00)   (0.00)   (0.00)
                                ----------------------------------------------
Total distributions                (0.42)  (0.48)   (0.47)   (0.44)   (0.45)
                                ----------------------------------------------
Net asset value, end of period    $10.20  $10.17   $ 9.76   $10.16   $10.14
                                ==============================================
Class C Ratios/Supplemental Data

Total return                        4.46%   9.48%    0.73%    4.65%    7.15%

Net assets, end of
period (in millions)                 $20     $18      $19      $21      $18

Ratio of expenses to average
net assets including voluntary
expense waiver                      1.94%   1.82%    1.81%    2.11%    2.12%

Ratio of net investment income
to average net assets including
voluntary expense waiver            4.04%   4.97%    4.75%    4.34%    4.52%

Ratio of expenses to average net
assets excluding voluntary
expense waiver                      2.21%   2.34%    2.19%       --       --

Ratio of net investment income
to average net assets excluding
voluntary expense waiver            3.77%   4.44%    4.37%       --       --

Portfolio turnover rate            32.97%  16.10%   37.02%   32.11%   27.37%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on
October 4, 1999.

LIMITED-TERM BOND FUND

For a Class Y share outstanding throughout each period:

                                                  For the fiscal year
                                                    ended March 31,
                                      ----------------------------------------
                                         2002   2001    2000   1999    1998
                                      ----------------------------------------
Class Y Per-Share Data
Net asset value,
beginning of period                    $10.17 $ 9.76  $10.16 $10.14  $ 9.90
                                      ----------------------------------------
Income (loss) from investment
operations:
Net investment income                    0.51   0.59    0.57   0.53    0.53

  Net realized and unrealized
  gain (loss) on investments             0.03   0.41  (0.40)   0.02    0.24
                                      ----------------------------------------
Total from investment operations         0.54   1.00    0.17   0.55    0.77
                                      ----------------------------------------
Less distributions:
  Declared from net investment income   (0.51) (0.59)  (0.57) (0.53)  (0.53)
  From capital gains                    (0.00) (0.00)  (0.00) (0.00)  (0.00)
                                      ----------------------------------------
Total distributions                     (0.51) (0.59)  (0.57) (0.53)  (0.53)
                                      ----------------------------------------
Net asset value, end of period         $10.20 $10.17  $ 9.76 $10.16  $10.14
                                      ========================================
Class Y Ratios/Supplemental Data

Total return                             5.41% 10.56%   1.69%  5.60%   7.91%

Net assets, end of
period (in thousands)                    $906 $1,836  $1,229   $263    $184

Ratio of expenses to average
net assets including voluntary
expense waiver                           1.04%  0.83%   0.69%  1.20%   1.32%

Ratio of net investment income
to average net assets including
voluntary expense waiver                 4.97%  5.95%   6.03%  5.25%   5.32%

Ratio of expenses to average net
assets excluding voluntary
expense waiver                           1.18%  1.07%   0.84%     --      --

Ratio of net investment income
to average net assets excluding
voluntary expense waiver                 4.83%  5.71%   5.88%     --      --

Portfolio turnover rate                 32.97% 16.10%  37.02% 32.11%  27.37%

MUNICIPAL BOND FUND

For a Class A share outstanding throughout each period:

                                                                      For the
                                                       For the      period from
                                                      fiscal year   9/15/00[1]
                                                        ended          to
                                                       3/31/02       3/31/01
                                                       =========  ============
Class A Per-Share Data

Net asset value, beginning of period                    $10.52        $10.33
                                                       ---------  ------------
Income from investment operations:
  Net investment income                                   0.47          0.26

  Net realized and unrealized gain on investments         0.09          0.19
                                                       ---------  ------------
Total from investment operations                          0.56          0.45
                                                       ---------  ------------
Less distributions:
  Declared from net investment income                    (0.47)        (0.26)
  From capital gains                                     (0.00)        (0.00)
                                                       ---------  ------------
Total distributions                                      (0.47)        (0.26)
                                                       ---------  ------------
Net asset value, end of period                          $10.61        $10.52
                                                       =========  ============
Class A Ratios/Supplemental Data

Total return[2]                                          5.38%         4.32%

Net assets, end of period (in millions)                    $2            $1

Ratio of expenses to average net assets                  1.17%         1.21%[3]

Ratio of net investment income
to average net assets                                    4.37%         4.69%[3]

Portfolio turnover rate                                 36.41%        34.78%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

MUNICIPAL BOND FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                       For the     period from
                                                      fiscal year   8/8/00[1]
                                                         ended         to
                                                       3/31/02       3/31/01
                                                       =========  ============
Class B Per-Share Data

Net asset value, beginning of period                    $10.52        $10.26
                                                       ---------  ------------
Income from investment operations:
  Net investment income                                   0.32          0.22

  Net realized and unrealized gain on investments         0.09          0.26
                                                       ---------  ------------
Total from investment operations                          0.41          0.48
                                                       ---------  ------------
Less distributions:
  Declared from net investment income                    (0.32)        (0.22)
  From capital gains                                     (0.00)        (0.00)
                                                       ---------  ------------
Total distributions                                      (0.32)        (0.22)
                                                       --------   ------------
Net asset value, end of period                          $10.61        $10.52
                                                       =========  ============
Class B Ratios/Supplemental Data

Total return                                              3.97%         4.66%

Net assets, end of period (in thousands)                  $120           $37

Ratio of expenses to average net assets                   2.44%         2.82%[2]

Ratio of net investment income
to average net assets                                     3.09%         3.11%[2]

Portfolio turnover rate                                  36.41%        34.78%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

MUNICIPAL BOND FUND

For a Class C share outstanding throughout each period[1]:

                                                  For the fiscal year
                                                    ended March 31,
                                      -----------------------------------------
                                         2002   2001    2000   1999    1998
                                      -----------------------------------------
Class C Per-Share Data

Net asset value,
beginning of period                    $10.52 $10.11  $11.24 $11.45  $10.74
                                      -----------------------------------------
Income (loss) from investment
operations:
  Net investment income                  0.37   0.40    0.42   0.42    0.44

  Net realized and unrealized
  gain (loss) on investments             0.09   0.41   (1.11)  0.10    0.71
                                      -----------------------------------------
Total from investment operations         0.46   0.81   (0.69)  0.52    1.15
                                      -----------------------------------------
Less distributions:
  Declared from net investment income   (0.37) (0.40)  (0.42) (0.42)  (0.44)
  From capital gains                    (0.00) (0.00)  (0.02) (0.31)  (0.00)
                                      -----------------------------------------
Total distributions                     (0.37) (0.40)  (0.44) (0.73)  (0.44)
                                      -----------------------------------------
Net asset value, end of period         $10.61 $10.52  $10.11 $11.24  $11.45
                                      =========================================
Class C Ratios/Supplemental Data

Total return                             4.40%  8.22%  -6.21%  4.64%  10.89%

Net assets, end of
period (in millions)                      $24    $26     $28    $43     $40

Ratio of expenses to
average net assets                       2.13%  2.13%   1.98%  1.88%   1.89%

Ratio of net investment
income to average net assets             3.44%  3.94%   3.94%  3.68%   3.94%

Portfolio turnover rate                 36.41% 34.78%  16.95% 41.53%  27.86%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on
October 4, 1999.

MUNICIPAL BOND FUND

For a Class Y share outstanding throughout each period:

                                                            For the    For the
                                                             period     period
                                                              from      from
                                   For the fiscal year   12/30/98[2]   4/1/97
                                     ended March 31,           to        to
                                      ---------------------------------------
                                       2002    2001   2000  3/31/99  6/23/97[1]
                                      =======================================
Class Y Per-Share Data

Net asset value,
beginning of period                  $10.52  $10.11 $11.24   $11.58  $10.74
                                      ---------------------------------------
Income (loss) from investment
operations:
  Net investment income                0.44    0.47   0.48     0.13    0.10

  Net realized and unrealized
  gain (loss) on investments           0.09    0.41  (1.11)   (0.03)   0.29
                                      ---------------------------------------
Total from investment operations       0.53    0.88  (0.63)    0.10    0.39
                                      ---------------------------------------
Less distributions:
  Declared from net investment
  income                              (0.44)  (0.47) (0.48)   (0.13)  (0.10)

  From capital gains
                                     (0.00)  (0.00) (0.02)   (0.31)  (0.00)
                                      ---------------------------------------
Total distributions
                                     (0.44)  (0.47) (0.50)   (0.44)  (0.10)
                                      ---------------------------------------
Net asset value, end of period
                                    $10.61  $10.52 $10.11   $11.24  $11.03
                                      =======================================
Class Y Ratios/Supplemental Data

Total return                          5.10%   9.04% -5.69%    0.80%   3.22%

Net assets, end of
period (in thousands)                   $2      $2     $2       $2      $0

Ratio of expenses
to average net assets                 1.44%   1.47%  1.40%    1.00%[3] 4.95%[3]

Ratio of net investment income
to average net assets                 4.09%   4.61%  4.52%    4.40%[3] 4.12%[3]

Portfolio turnover rate
                                     36.41%  34.78% 16.95%  41.53%[3] 27.86%[3]

[1]All outstanding shares were redeemed on June 23, 1997 at the ending net asset value shown in the table.

[2]Recommencement of operations.

[3]Annualized.

MONEY MARKET FUND

For a Class A share outstanding throughout each period:

                                                                      For the
                                                       For the      period from
                                                      fiscal year    6/30/00[1]
                                                         ended          to
                                                       3/31/02        3/31/01
                                                       =========  ============
Class A Per-Share Data

Net asset value, beginning of period                     $1.00         $1.00
                                                       ---------  ------------
Net investment income                                   0.0259        0.0413

Less dividends declared                                (0.0259)      (0.0413)
                                                       ---------  ------------
Net asset value, end of period                           $1.00         $1.00
                                                       =========  ============
Class A Ratios/Supplemental Data

Total return                                              2.70%         4.11%

Net assets, end of period (in millions)                     $5            $5

Ratio of expenses to average net assets
including voluntary expense waiver                        0.81%         0.92%[2]

Ratio of net investment income to average
net assets including voluntary expense waiver             2.60%         5.49%[2]

Ratio of expenses to average net assets
excluding voluntary expense waiver                        1.03%         1.18%[2]

Ratio of net investment income to average
net assets excluding voluntary expense waiver             2.38%         5.23%[2]

[1]Commencement of operations.

[2]Annualized.

MONEY MARKET FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                       For the     period from
                                                     fiscal year    7/12/00[1]
                                                        ended          to
                                                       3/31/02       3/31/01
                                                       =========  ============
Class B Per-Share Data

Net asset value, beginning of period                     $1.00         $1.00
                                                       ---------  ------------
Net investment income                                   0.0147        0.0299

Less dividends declared                                (0.0147)      (0.0299)
                                                       ---------  ------------
Net asset value, end of period                           $1.00         $1.00
                                                       =========  ============
Class B Ratios/Supplemental Data

Total return                                              1.55%         2.97%

Net assets, end of period (in thousands)                  $578          $431

Ratio of expenses to average net assets
including voluntary expense waiver                        1.88%         2.29%[2]

Ratio of net investment income to average
net assets including voluntary expense waiver             1.33%         4.05%[2]

Ratio of expenses to average net assets
excluding voluntary expense waiver                        2.39%         2.94%[2]

Ratio of net investment income to average
net assets excluding voluntary expense waiver             0.82%         3.41%[2]

[1]Commencement of operations.

[2]Annualized.

MONEY MARKET FUND

For a Class C share outstanding throughout each period:

                                                                      For the
                                                       For the      period from
                                                     fiscal year     7/3/00[1]
                                                       ended            to
                                                       3/31/02       3/31/01
                                                       =========  ============
Class C Per-Share Data

Net asset value, beginning of period                     $1.00         $1.00
                                                       ---------  ------------
Net investment income                                   0.0157        0.0332
Less dividends declared                                (0.0157)      (0.0332)
                                                       ---------  ------------
Net asset value, end of period                           $1.00         $1.00
                                                       =========  ============
Class C Ratios/Supplemental Data

Total return                                              1.63%         3.32%

Net assets, end of period (in millions)                     $7           $10

Ratio of expenses to average net assets
including voluntary expense waiver                        1.81%         1.98%[2]

Ratio of net investment income to average
net assets including voluntary expense waiver             1.58%         4.34%[2]

Ratio of expenses to average net assets
excluding voluntary expense waiver                        2.31%         2.54%[2]

Ratio of net investment income to average
net assets excluding voluntary expense waiver             1.08%         3.78%[2]

[1]Commencement of operations.

[2]Annualized.

This space is intended for your notes and calculations.

W&R FUNDS, INC.

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

W&R FUNDS, INC.

You can get more information about each Fund in the--

*  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the
   Prospectus).

*  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the
Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at
http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public
Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling
202-942-8090.

The Funds' SEC file number is: 811-6569

Waddell & Reed, Inc.
6300 Lamar Avenue, P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

WRP3100(7-02)

Prospectus

July 29, 2002

FIXED INCOME AND
MONEY MARKET FUNDS

High Income Fund
Limited-Term Bond Fund
Municipal Bond Fund
Money Market Fund

The Securities and Exchange Commission has not approved
or disapproved the Fund's securities, or determined whether
this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Waddell & Reed, Inc.

CONTENTS

3    AN OVERVIEW OF THE FUNDS
3    HIGH INCOME FUND
10   LIMITED-TERM BOND FUND
17   MUNICIPAL BOND FUND
24   MONEY MARKET FUND
28   INVESTMENT PRINCIPLES OF THE FUNDS
28        Investment Goals, Principal Strategies and Other Investments
33        Risk Considerations of Principal Strategies and Other Investments
35   YOUR ACCOUNT
35        Choosing a Share Class
43        Ways to Set Up Your Account
46        Buying Shares
49        Selling Shares
55        Distributions and Taxes
59   THE MANAGEMENT OF THE FUNDS
59        Portfolio Management
60        Management Fee
62   FINANCIAL HIGHLIGHTS

AN OVERVIEW OF THE FUND

GOALS

W&R High Income Fund

seeks, as a primary goal, high current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies

High Income Fund seeks to achieve its goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of U.S.
and foreign issuers, the risks of which are, in the judgment of Waddell & Reed
Investment Management Company (WRIMCO), the Fund's investment manager, consistent with the Fund's goals. The Fund invests primarily in lower quality bonds, commonly called junk bonds, which include bonds rated BB and below by
Standard & Poor's (S&P) and Ba and below by Moody's Corporation (Moody's) or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds. As well, the Fund may invest in bonds of any maturity and in companies of any size.

The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth. The Fund emphasizes a blend of value and growth in its selection of common stocks. Value stocks are those which WRIMCO believes are currently selling below their true worth, while growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Fund.
These include an issuer's past, current and estimated future:

*  financial strength

*  cash flow

*  management

*  borrowing requirements

*  responsiveness to changes in interest rates and business conditions

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may sell a security if the competitive conditions of a particular industry have increased and it believes the Fund should, therefore, reduce its exposure to such industry. WRIMCO may also sell a security if, in its opinion, the price of the security has risen to fully reflect the company's improved creditworthiness and other investments with greater potential exist. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because High Income Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

*  the credit quality, earnings performance and other conditions of the companies whose securities the Fund holds

*  the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds

*  an increase in interest rates, which may cause the value of bonds held by the Fund, especially bonds with longer maturities, to decline

*  the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries

*  changes in the maturities of bonds owned by the Fund

*  adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth when consistent with the goal of income. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

As of December 31 each year (%)[1]

                   '98                  3.64%
                   '99                  4.83%
                   '00                 -7.41%
                   '01                  9.92%

In the period shown in the chart, the highest quarterly return was 6.86% (the fourth quarter of 2001) and the lowest quarterly return was -6.62% (the third quarter of 1998). The Class C return for the year through June 30, 2002 was -1.24%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                                    5 Years
                                                                   (or Life
as of December 31, 2001 (%)                      1 Year           of Class)

Class C (began on 07-31-1997)

Before Taxes[1]                                   9.92%               3.35%

After Taxes on Distributions[1]                   6.53%               0.48%

After Taxes on Distributions
and Sale of Fund Shares[1]                        7.26%               1.92%

Class Y (began on 12-30-1998)

Before Taxes                                     10.81%               3.25%

Class A (began on 07-03-2000)

Before Taxes                                      4.48%               0.28%

Class B (began on 07-18-2000)

Before Taxes                                      6.03%               0.94%

Indexes

Salomon Brothers High
Yield Market Index[2]                             5.44%               2.07%[3]

Lipper High Current Yield
Funds Universe Average[4]                         1.79%              -0.35%[3]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on July 31, 1997.

[4]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of
lesser of amount invested
or redemption value)                  None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.63%     0.63%     0.63%     0.63%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       0.72%     0.78%     0.82%     0.75%

Total Annual Fund
Operating Expenses[4]                   1.60%     2.41%     2.45%     1.63%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $728    $1,051    $1,396    $2,366

Class B Shares                           $644    $1,051    $1,385    $2,543[1]

Class C Shares                           $248    $  764    $1,306    $2,786

Class Y Shares                           $166    $  514    $  887    $1,933

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $728    $1,051    $1,396    $2,366

Class B Shares                           $244    $  751    $1,285    $2,543[1]

Class C Shares                           $248    $  764    $1,306    $2,786

Class Y Shares                           $166    $  514    $  887    $1,933

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Limited-Term Bond Fund

seeks to provide a high level of current income consistent with preservation of capital.

Principal Strategies

Limited-Term Bond Fund seeks to achieve its goal by investing primarily in investment-grade debt securities (including bonds rated BBB and higher by S&P and Baa and higher by Moody's or, if unrated, judged by WRIMCO to be of comparable quality) of U.S. issuers, including corporate bonds, mortgage-backed securities and U.S. Government securities. The Fund seeks to identify relative value opportunities between these sectors of the fixed-income market. The Fund maintains a dollar-weighted average maturity of not less than two years and not more than five years, and the Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

*  the security's current coupon

*  the maturity of the security

*  the relative value of the security

*  the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury)

*  prepayment risks for mortgage-backed securities and other debt securities with call provisions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Limited-Term Bond
Fund. These include:

*  an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline

*  the credit quality, earnings performance and other conditions of the issuers whose securities the Fund holds

*  prepayment of higher-yielding bonds and mortgage-backed securities held by the Fund

*  adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Limited-Term Bond Fund is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Limited-Term Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

As of December 31 each year (%)[1]

                   '93                  7.32%
                   '94                 -3.04%
                   '95                 12.39%
                   '96                  3.04%
                   '97                  5.64%
                   '98                  5.36%
                   '99                  0.43%
                   '00                  7.17%
                   '01                  7.82%

In the period shown in the chart, the highest quarterly return was 4.52% (the second quarter of 1995) and the lowest quarterly return was -1.99% (the first quarter of 1994). The Class C return for the year through June 30, 2002 was 1.06%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                         7.82%          5.25%          4.74%

After Taxes on Distributions[1]         6.03%          3.37%          2.99%

After Taxes on Distributions
and Sale of Fund Shares[1]              5.41%          3.66%          3.25%

Class Y (began on 12-29-1995)

Before Taxes                            8.83%          6.19%          5.80%

Class B (began on 07-03-2000)

Before Taxes                            3.93%          5.74%

Class A (began on 08-17-2000)

Before Taxes                            4.23%          5.83%

Indexes

Salomon Brothers 1-5 Years
Treasury/Government
Sponsored/Corporate Index[2]            9.09%          6.97%          6.29%[3]

Lipper Short-Intermediate
Investment Grade Debt
Funds Universe Average[4]               7.21%          6.08%          5.70%[3]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on September 30, 1992.

[4]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Limited-Term Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      4.25%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of
lesser of amount invested
or redemption value)                  None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.50%     0.50%     0.50%     0.50%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       0.55%     0.66%     0.73%     0.54%

Total Annual Fund
Operating Expenses[4]                   1.30%     2.16%     2.23%     1.29%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $552      $820    $1,108    $1,926

Class B Shares                           $619      $976    $1,259    $2,272[1]

Class C Shares                           $226      $697    $1,195    $2,565

Class Y Shares                           $131      $409    $  708    $1,556

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $552      $820    $1,108    $1,926

Class B Shares                           $219      $676    $1,159    $2,272[1]

Class C Shares                           $226      $697    $1,195    $2,565

Class Y Shares                           $131      $409    $  708    $1,556

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Municipal Bond Fund

seeks to provide income that is not subject to Federal income tax.

Principal Strategies

Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade and of any maturity.
Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion, up to 40%, of the Fund's dividends paid to shareholders each year may be a tax preference item for purposes of the Federal alternative minimum tax (AMT).

The Fund diversifies its holdings between two main types of municipal bonds:

*  general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority

*  revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds
   (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single family home mortgages and multi-family project mortgages

WRIMCO primarily utilizes a top-down management style and attempts to identify relative value opportunities between sectors and states (including U.S.
possessions) of the municipal bond market. WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

*  the security's current coupon

*  the maturity of the security

*  the relative value of the security

*  the creditworthiness of the particular issuer or of the private company involved

*  the structure of the security, including whether it has a put or a call feature

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Municipal Bond Fund primarily owns different types of securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:

*  an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities and zero coupon bonds, to decline

*  prepayment of asset-backed securities or mortgage-backed securities
   (prepayment risk)

*  prepayment of higher-yielding bonds when interest rates decline
   (optional call risk)

*  changes in the maturities of bonds owned by the Fund

*  the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects

*  the local economic, political or regulatory environment affecting bonds owned by the Fund, including legislation affecting the tax status of municipal bond interest

*  failure of a bond's interest to qualify as tax-exempt

*  adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

A significant portion of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's return to any investor whose AMT liability was increased by the
Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Municipal Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

As of December 31 each year (%)[1]

                   '93                 13.73%
                   '94                 -8.83%
                   '95                 19.14%
                   '96                  3.53%
                   '97                  9.17%
                   '98                  5.12%
                   '99                 -7.04%
                   '00                  7.63%
                   '01                  5.73%

In the period shown in the chart, the highest quarterly return was 8.36% (the first quarter of 1995) and the lowest quarterly return was -7.14% (the first quarter of 1994). The Class C return for the year through June 30, 2002 was 3.74%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                         5.73%          3.95%          5.12%

After Taxes on Distributions[1]         5.69%          3.76%          4.94%

After Taxes on Distributions
and Sale of Fund Shares[1]              4.88%          3.91%          4.89%

Class Y (began on 12-30-1998)

Before Taxes                            6.45%          2.68%

Class B (began on 08-08-2000)

Before Taxes                            1.18%          2.90%

Class A (began on 09-15-2000)

Before Taxes                            2.21%          3.28%

Indexes

Lehman Brothers Municipal
Bond Index[2]                           5.13%          5.98%          6.42%[3]

Lipper General Municipal
Debt Funds Universe Average[4]          3.90%          4.78%          5.56%[3]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on September 30, 1992.

[4]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Municipal Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      4.25%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of
lesser of amount invested
or redemption value)                  None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.53%     0.53%     0.53%     0.53%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.43%     0.94%     0.61%     0.70%

Total Annual Fund
Operating Expenses[3]                   1.21%     2.47%     2.14%     1.48%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $543    $  793    $1,062    $1,829

Class B Shares                           $650    $1,070    $1,416    $2,491[1]

Class C Shares                           $217    $  670    $1,149    $2,472

Class Y Shares                           $151    $  468    $  808    $1,768

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $543    $  793    $1,062    $1,829

Class B Shares                           $250    $  770    $1,316    $2,491[1]

Class C Shares                           $217    $  670    $1,149    $2,472

Class Y Shares                           $151    $  468    $  808    $1,768

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Money Market Fund

seeks maximum current income consistent with
stability of principal.

Principal Strategies

Money Market Fund seeks to achieve its goal by investing in U.S. dollar-
denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or Prime-
1 or Prime-2 by Moody's, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund maintains a dollar-weighted average maturity of
90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share.

Principal Risks of Investing in the Fund

Because Money Market Fund owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

*  an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline

*  the credit quality and other conditions of the issuers whose securities the
   Fund holds

*  adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund

An investment in the Fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest

Money Market Fund is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Money Market Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing the Fund's average annual total returns for the periods shown.

*  The bar chart presents the average annual total return for Class A shares.

*  The performance table shows average annual total returns for each class.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

As of December 31, 2001 (%)

                   3.60%

In the period shown in the chart, the highest quarterly return was 1.28% (the first quarter of 2001) and the lowest quarterly return was 0.49% (the fourth quarter of 2001). The Class A return for the year through June 30, 2002 was
0.71%. As of December 31, 2001, the 7-day yield was equal to 1.48%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns

                                                                    5 Years
                                                                   (or Life
as of December 31, 2001 (%)                      1 Year           of Class)

Class A (began on 06-30-2000)                     3.60%               4.28%

Class C (began on 07-03-2000)                     2.51%               3.21%

Class B (began on 07-12-2000)                     2.44%               2.97%

FEES AND EXPENSES

Money Market Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A        Class B        Class C
your investment)                       Shares         Shares         Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                       None           None           None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of
lesser of amount invested
or redemption value)                     None             5%             1%

Annual Fund Operating Expenses

(expenses that are deducted           Class A        Class B        Class C
from Fund assets)                      Shares         Shares         Shares

Management Fees[2]                      0.40%          0.40%          0.40%

Distribution and Service
(12b-1) Fees                             None          1.00%          1.00%

Other Expenses[3]                       0.81%          0.93%          0.82%

Total Annual Fund
Operating Expenses[3]                   1.21%          2.33%          2.22%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $123    $  384    $  665    $1,466

Class B Shares                           $636    $1,027    $1,345    $2,316[1]

Class C Shares                           $225    $  694    $1,190    $2,554

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $123    $  384     $ 665    $1,466

Class B Shares                           $236    $  727    $1,245    $2,316[1]

Class C Shares                           $225    $  694    $1,190    $2,554

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

THE INVESTMENT PRINCIPLES OF THE FUNDS

Investment Goals, Principal Strategies and Other Investments

W&R High Income Fund

The primary goal of High Income Fund is to earn a high level of current income.
As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee, however, that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, it may also own, to a lesser degree, preferred stocks, common stocks and convertible securities. In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality;
these include bonds rated BB and lower by S&P, or Ba or lower by Moody's.
Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

The Fund may invest an unlimited amount of assets in foreign securities. At this time, however, the Fund does not intend to invest a significant amount of its assets in foreign securities.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the Fund's assets:

*  shorten the average maturity of the Fund's debt holdings

*  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

*  emphasize investment-grade debt securities

By taking a temporary defensive position the Fund may not achieve its investment objectives.

W&R Limited-Term Bond Fund

The goal of Limited-Term Bond Fund is to provide a high level of current income consistent with preservation of capital. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of investment-grade, limited-
term debt securities (securities with a dollar-weighted average maturity of two to five years) of U.S. issuers, including collateralized mortgage obligations and other asset-backed securities and U.S. Government securities, which are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds with a limited-term duration. The Fund may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stocks in certain circumstances. There is no guarantee, however, that the Fund will achieve its goal.

The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by WRIMCO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

*  shorten the average maturity of the Fund's investments

*  hold short-term securities, cash or cash equivalents

*  invest up to all of the Fund's assets in U.S. Treasury securities

By taking a temporary defensive position the Fund may not achieve its investment objective.

W&R Municipal Bond Fund

The goal of Municipal Bond Fund is to provide income that is not subject to
Federal income tax. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of municipal bonds. There is no guarantee, however, that the Fund will achieve its goal.

As used in this Prospectus, municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The
Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer's obligations is excludable from gross income for Federal income tax purposes. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders, annually, will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The Fund may invest 25%
or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations and housing bonds that finance pools of single family home mortgages and multi-family project mortgages.

At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

*  U.S. Government securities

*  obligations of domestic banks and certain savings and loan associations

*  commercial paper rated at least A by S&P or Moody's

*  any of the foregoing obligations subject to repurchase agreements

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities and its other investment limitations, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's goal.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

*  shorten the average maturity of the Fund's investments

*  hold taxable obligations, subject to the limitations stated above

*  emphasize debt securities of a higher quality than those the Fund would ordinarily hold

*  hedge exposure to interest rate risk by investing in futures contracts, options on futures contracts and other similar derivative instruments

By taking a temporary defensive position, the Fund may not achieve its investment objective.

Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to futures contracts and similar derivative instruments. The
Fund does, and may in the future, hold a significant portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates or otherwise may expose the bond to greater sensitivity to interest rate changes.

W&R Money Market Fund

The goal of Money Market Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). There is no guarantee, however, that the Fund will achieve its goal.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

*  U.S. government obligations (including obligations of U.S. government agencies and instrumentalities)

*  bank obligations and instruments secured by bank obligations, such as letters of credit

*  commercial paper

*  corporate debt obligations, including variable rate master demand notes

*  Canadian government obligations

*  certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a by corporation in whose commercial paper the Fund may invest

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least
$500 million, and instruments secured by any such obligations.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

*  the credit quality of the particular issuer or guarantor of the security

*  the maturity of the security

*  the relative value of the security

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or no longer complies with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

All Funds

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund (other than W&R Money
Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.
At this time, each Fund has limited, if any, exposure to derivative investments.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of
Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to market risk, financial risk, and, in some cases, prepayment risk.

*  Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund (other than
   W&R Money Market Fund) will likely change as well.

*  Financial risk is based on the financial situation of the issuer of the security. For an investment in a debt security, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. To the extent a Fund invests in equity securities, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

*  Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of a Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to: restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds.
Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

For PABs in which W&R Municipal Bond Fund may invest, credit quality is generally dependent on the credit standing of the company involved. To the extent that this Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. You will find more information in the SAI about the types of projects underlying the municipal bonds in which W&R Municipal Bond Fund may invest from time to time and a discussion of the risks associated with such projects.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news.
Performance will also depend on WRIMCO's skill in selecting investments.

YOUR ACCOUNT

Choosing a Share Class

Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y, except that W&R Money Market Fund does not offer Class Y shares. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment.
If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $2 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a
Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A                   Class B                      Class C

Initial sales charge      No initial sales charge      No initial sales charge

No deferred sales         Deferred sales charge on     A 1% deferred sales
charge[1]                 shares you sell within six   charge on shares you
                          years after purchase         sell within twelve
                                                       months after purchase

Maximum distribution      Maximum distribution         Maximum distribution
and service (12b-1)       and service (12b-1) fees     and service (12b-1) fees
fees of 0.25%             of 1.00%                     of 1.00%

For an investment of      Converts to Class A shares   Does not convert to
$2 million or more,       8 years after the month      Class A shares, so
only Class A shares       in which the shares were     annual expenses do
are available             purchased, thus reducing     not decrease
                          future annual expenses

                          For an investment of $300,000
                          or more, your financial advisor
                          typically will recommend
                          purchase of Class A shares due
                          to a reduced sales charge and
                          lower annual expenses

[1]A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

General Comparison of Class A, Class B and Class C Shares

W&R Money Market Fund

Class A                    Class B                     Class C

No initial sales charge    No initial sales charge     No initial sales charge

Funds Plus Service         Funds Plus Service          Funds Plus Service
optional                   typically required          typically required
                           for direct investment       for direct investment

No deferred sales charge   Deferred sales charge       A 1% deferred sales
                           on shares you sell          charge on shares you
                           within six years            sell within twelve
                           after purchase              months after purchase

No distribution and        Maximum distribution        Maximum distribution
service (12b-1) fees       and service (12b-1) fees    and service (12b-1) fees
                           of 1.00%                    of 1.00%

For an investment of       Converts to Class A shares  Does not convert to
$2 million or more         8 years after the month     Class A shares, so
only Class A shares        in which the shares were    annual expenses do
are available              purchased, thus reducing    not decrease
                           future annual expenses

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule
12b-1 under the 1940 Act for each of its Class A, Class B, Class C and Class Y shares except that W&R Money Market Fund Class A shares do not have a 12b-1
Plan. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell &
Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate Waddell &
Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to
Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by
Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the NASD rules as then in effect.

Under the Class Y Plan, each Fund may pay Waddell & Reed a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate Waddell & Reed for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to
Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them (other than W&R Money Market Fund Class A shares), based on the amount of your investment, according to the tables below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

High Income Fund

Size of Purchase

                                                                 Sales Charge
                                                                  as Approx.
                                             Sales Charge        Percent of
                                             as Percent of         Amount
                                             Offering Price       Invested

Under $100,000                                    5.75%               6.10%

$100,000 to less than $200,000                     4.75                4.99

$200,000 to less than $300,000                     3.50                3.63

$300,000 to less than $500,000                     2.50                2.56

$500,000 to less than $1,000,000                   1.50                1.52

$1,000,000 to less than $2,000,000                 1.00                1.01

$2,000,000 and over                                0.00[1]             0.00[1]

Limited-Term Bond Fund
Municipal Bond Fund

Size of Purchase

                                                                 Sales Charge
                                                                  as Approx.
                                             Sales Charge         Percent of
                                             as Percent of          Amount
                                             Offering Price        Invested

Under $100,000                                    4.25%               4.44%

$100,000 to less than $300,000                     3.25                3.36

$300,000 to less than $500,000                     2.50                2.56

$500,000 to less than $1,000,000                   1.50                1.52

$1,000,000 to less than $2,000,000                 1.00                1.01

$2,000,000 and over                                0.00[1]             0.00[1]

[1]No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments the Fund may impose a CDSC of
1.00% on certain redemptions made within twelve months of the purchase. The
CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge.

Sales Charge Reductions

Lower sales charges are available by:

*  Combining additional purchases of Class A shares of any of the funds in W&R
   Funds, Inc. except Class A shares of W&R Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value
   (NAV) of Class A shares already held (Rights of Accumulation)

*  Grouping all purchases of Class A shares of any of the funds in W&R Funds,
   Inc., except shares of W&R Money Market Fund, made during a thirteen-month period (Letter of Intent)

*  Grouping purchases by certain related persons

Additional information and applicable forms are available from Waddell & Reed.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

*  Certain clients investing through a qualified fee-based program offered by a third-party that has made arrangements to sell shares of the Funds.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to
Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The
CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no
CDSC will be imposed on increases in net asset value above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of
$1,027, absent different instructions. The shares redeemed for payment of the
CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them.
However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares.
Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year     As % of Amount Subject to Charge

               1                                5.0%

               2                                4.0%

               3                                3.0%

               4                                3.0%

               5                                2.0%

               6                                1.0%

               7+                               0.0%

In the table, a year is a 12-month period. In applying the CDSC, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on September 14, 2002, then redeems all Class B shares on September 12, 2003, the shareholder will pay a
CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of
Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to
0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares.
Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

The CDSC will not apply in the following circumstances:

*  redemptions of shares by certain clients investing through a qualified fee-
   based program offered by a third-party that has made arrangements to sell shares of the Funds

*  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to
   Waddell & Reed

*  redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper

*  redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (The service and this exclusion from the CDSC do not apply to a one-time withdrawal)

*  redemptions of which the proceeds are reinvested in shares (must be reinvested in the same class as that which was redeemed) of the Fund within
   45 days after such redemption

*  the exercise of certain exchange privileges

*  redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500, or less than $250 for W&R Money Market Fund

*  redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or redemptions by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization

*  for Class C shares, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative or recordkeeping services

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual
12b-1 distribution and/or service fee of up to 0.25% of average net assets.
Class Y shares are only available for purchase by:

*  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k)
   plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan

*  banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services

*  government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education
Savings Accounts) may be tax-deductible.

*  Individual Retirement Accounts (IRAs) allow certain individuals under age 70
   1/2, with earned income, to invest up to the Annual Dollar Limit per year.
   For the 2002 through 2004 calendar years, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years. An individual's maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year. The maximum annual contribution for an individual and his or her spouse is two times the Annual Dollar Limit or, if less, the couple's combined earned income for the tax year.

*  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

*  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is two times the
   Annual Dollar Limit or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

*  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.

*  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.

*  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be
   established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

*  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $40,000.

*  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

*  403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.

*  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts
to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through a financial advisor and through other broker-dealers and banks that have selling agreements with Waddell &
Reed. Some of these firms may charge you a fee and may have additional requirements regarding the purchase of shares. To open your account you must complete and sign an application.

To purchase any class of shares by check, make your check payable to Waddell &
Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To purchase Class Y shares and Class A shares of W&R Money Market Fund by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to Waddell & Reed at the above address, or fax it to 800-
532-2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for
Exclusive Benefit of Customers FBO Customer Name and Account Number.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the tables.

In the calculation of a Fund's NAV:

*  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

*  Bonds are generally valued according to prices quoted by an independent pricing service.

*  Short-term debt securities are valued at amortized cost, which approximates market value.

*  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

*  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

*  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in W&R Funds, Inc., the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

*  If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

*  Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your
Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the
Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account                                     $500 (per Fund)

For certain exchanges                                  $100 (per Fund)

For certain retirement accounts and accounts
opened with Automatic Investment Service               $50 (per Fund)

To Add to an Account                                      Any amount

For certain exchanges                                 $100 (per Fund)

For Automatic Investment Service                       $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority                     $10 million
or for a corporation                     (within first twelve months)

For other eligible investors                              Any amount

To Add to an Account                                      Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account, or Class A account of W&R Money Market Fund, by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive
Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling
(redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund)
is the NAV per share of that Fund class, subject to any applicable CDSC.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

*  the name on the account registration

*  the Fund's name

*  the account number

*  the dollar amount or number, and the class, of shares to be redeemed

*  any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares and Class A shares of W&R Money Market Fund by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares (redemption must be equal to or greater than $1,000.00) and make payment by wire to your predesignated bank account or by check to you at the address on the account.

To sell Class A shares of W&R Money Market Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

When you place an order to sell shares, your shares will be sold at the next
NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

*  If more than one person owns the shares, each owner must sign the written request.

*  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

*  Redemptions may be suspended or payment dates postponed on days when the
   NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

*  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of
   Directors determines that conditions exist making cash payments undesirable.
   A Fund is obligated to redeem shares solely in cash up to the lesser of
   $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

*  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

*  Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type              Special Requirements

Individual or             The written instructions must be signed by all
Joint Tenant              persons required to sign for transactions, exactly
                          as their names appear on the account.

Sole Proprietorship       The written instructions must be signed by the
                          individual owner of the business.

UGMA, UTMA                The custodian must sign the written instructions
                          indicating capacity as custodian.

Retirement Account        The written instructions must be signed by a
                          properly authorized person.

Trust                     The trustee must sign the written instructions
                          indicating capacity as trustee. If the trustee's name
                          is not in the account registration, provide a
                          currently certified copy of the trust document.

Business or Organization  At least one person authorized by corporate resolution to act on the account must sign the
                          written instructions.

Conservator, Guardian     The written instructions must be signed by the
or Other Fiduciary        person properly authorized by court order to act
                          in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

*  a redemption request made by a corporation, partnership or fiduciary

*  a redemption request made by someone other than the owner of record

*  the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500, or less than
$250 for W&R Money Market Fund. The Fund will give you notice and sixty (60)
days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500, or $250 for W&R Money Market
Fund. These redemptions will not be subject to a CDSC. W&R Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than
$250, except for retirement plan accounts. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest.
The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or
Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption.
Waddell & Reed will, with your reinvestment, restore an amount equal to the
CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Personal Service

A toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our
Client Services staff is available to answer your questions. At almost any time of the day or night, you may access our web site, www.waddell.com, to obtain price information about other funds in W&R Funds, Inc. and to obtain a current prospectus.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same class of any of the Funds within W&R Funds, Inc. without the payment of an additional sales charge if you exchange Class A shares or without payment of a
CDSC when you exchange Class B shares or Class C shares. For Class B and Class
C shares or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of
W&R Money Market Fund.

You may exchange any Class A shares of W&R Limited-Term Bond and W&R Municipal
Bond Funds that you have held for at least six months and any Class A shares of these Funds acquired as payment of a dividend or distribution for Class A shares of any other Fund in W&R Funds, Inc. You may exchange Class A shares of
W&R Limited-Term Bond and W&R Municipal Bond Funds that you have held for less than six months only for Class A shares of W&R Limited-Term Bond, W&R Municipal
Bond and W&R Money Market Funds.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund in the W&R Funds may be sold only within the United States and the Commonwealth of Puerto Rico. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

The Funds reserve the right to terminate or modify these exchange privileges at any time, as discussed in the SAI.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

                               Minimum Amount          Minimum Frequency
                               $25 (per Fund)             Monthly

Funds Plus Service
To move money from W&R Money Market Fund to another Fund in W&R Funds, Inc.
whether in the same or a different account in the same class

                               Minimum Amount          Minimum Frequency
                              $100 (per Fund)             Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, High Income Fund, Limited-Term Bond Fund, Money Market Fund and
Municipal Bond Fund declare dividends from net investment income daily and pay them monthly. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares.
Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 20% for noncorporate shareholders. W&R Money Market
Fund does not expect to distribute any net capital gains.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Distributions by W&R Municipal Bond Fund that are designated by it as exempt-
interest dividends generally may be excluded by you from your gross income. A portion of the exempt-interest dividends paid by W&R Municipal Bond Fund is expected to be attributable to interest on certain bonds that must be treated, by you, as a tax preference item for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will not be more than 40%
of the dividends it will pay, annually, to its shareholders. W&R Municipal Bond
Fund will provide you with information concerning the amount of distributions that is a tax preference item after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing W&R Municipal Bond Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from
Federal income tax. For these purposes, the term substantial user is defined generally to include a non-exempt person who regularly uses, in trade or business, a part of a facility financed from the proceeds of PABs.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the AMT.

None of the dividends paid by W&R Limited-Term Bond Fund, W&R Municipal Bond
Fund or W&R Money Market Fund are expected to be eligible for this deduction.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you have a gain on a redemption of W&R Municipal Bond
Fund's shares, the entire gain will be taxable even though a portion of the gain may represent municipal bond interest earned by the Fund but not yet paid out as a dividend. If the redemption is not made until after record date, however, you will receive that interest as an exempt-interest dividend rather than as part of a taxable gain.

An exchange of Fund shares for shares of any other fund in W&R Funds, Inc.
generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that
Fund or acquire Class A shares of another fund in W&R Funds, Inc. without paying a sales charge due to the forty-five (45) day reinvestment privilege or exchange privilege. See Your Account-Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares. This paragraph does not apply to transactions in shares of W&R Money Market Fund.

Interest on indebtedness incurred or continued to purchase or carry shares of
W&R Municipal Bond Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends.
Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds.
If such a proposal were enacted, the availability of municipal bonds for investment by W&R Municipal Bond Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

Withholding. Each Fund must withhold 30% of all taxable dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. Exempt-interest dividends paid by W&R Municipal
Bond Fund may be subject to income taxation under state and local tax laws. The portion of the dividends paid by W&R Limited-Term Bond Fund and W&R Money
Market Fund (and, to a lesser extent, the other Funds) attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUNDS

Portfolio Management

The Funds are managed by WRIMCO, subject to the authority of the Board of
Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO has served as investment manager to
W&R Funds, Inc. since its inception. WRIMCO is located at 6300 Lamar Avenue,
P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Louise D. Rieke is primarily responsible for the management of the High Income
Fund. Ms. Rieke has held her Fund responsibilities since July 1997. She is
Senior Vice President of WRIMCO, Vice President of the Fund and Vice President
of other investment companies for which WRIMCO serves as investment manager.
From November 1985 to March 1998, Ms. Rieke was Vice President of, and a
portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since May 1971.

W. Patrick Sterner is primarily responsible for the management of the Limited-
Term Bond Fund. Mr. Sterner has held his Fund responsibilities since September
1992. He is Senior Vice President of WRIMCO, Vice President of the Fund and
Vice President of other investment companies for which WRIMCO serves as investment manager. From August 1992 to March 1998, Mr. Sterner was Vice
President of, and a portfolio manager for, Waddell & Reed Asset Management
Company. He has been an employee of WRIMCO since August 1992.

Bryan J. Bailey is primarily responsible for the management of the Municipal
Bond Fund. Mr. Bailey has held his Fund responsibilities since June 2000. He is
Vice President of WRIMCO, Vice President of the Fund and Vice President of
another investment company for which WRIMCO serves as investment manager. Mr.
Bailey had served as the Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since
July 1993.

Mira Stevovich is primarily responsible for the management of the Money Market
Fund. Ms. Stevovich has held her Fund responsibilities since the inception of the Fund. She is Vice President of WRIMCO, Vice President and Assistant
Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms.
Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO since May 1998 and has been an employee of WRIMCO and its predecessor since March 1987.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations.
Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over
$1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.00% with the voluntary waiver, by
WRIMCO, of management fee expenses; 0.63% without the voluntary waiver, by
WRIMCO, of management fee expenses;

for Limited-Term Bond Fund, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.24% with the voluntary waiver, by
WRIMCO, of management fee expenses; 0.50% without the voluntary waiver, by
WRIMCO, of management fee expenses;

for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over
$1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.53%; and

for Money Market Fund, 0.40% of annual net assets. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.00% with the voluntary waiver, by WRIMCO, of management fee expenses;
0.40% without the voluntary waiver, by WRIMCO, of management expenses.

WRIMCO has voluntarily agreed to waive its management fee for any day that a
Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y (as applicable) shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte &
Touche LLP, whose independent auditors' report, along with each Fund's financial statements for the fiscal year ended March 31, 2002, is included in the Funds' Annual Report to Shareholders, which is available upon request.

HIGH INCOME FUND

For a Class A share outstanding throughout each period:

                                                                    For the
                                                For the          period from
                                             fiscal year          7/3/00[1]
                                                  ended                  to
                                                3/31/02             3/31/01
                                             ---------------------------------
Class A Per-Share Data

Net asset value, beginning of period              $8.54               $9.04
                                                ---------------------------
Income (loss) from investment operations:
  Net investment income                            0.74                0.58

  Net realized and unrealized
   loss on investments                            (0.06)              (0.50)
                                                ---------------------------
Total from investment operations                   0.68                0.08
                                                ---------------------------
Less distributions:
  Declared from net investment income             (0.74)              (0.58)
  From capital gains                              (0.00)              (0.00)
                                                ---------------------------
Total distributions                               (0.74)              (0.58)
                                                ---------------------------
Net asset value, end of period                    $8.48               $8.54
                                                ===========================
Class A Ratios/Supplemental Data

Total return[2]                                    8.46%               0.90%

Net assets, end of period (in thousands)         $1,895                $442

Ratio of expenses to average net assets
  including voluntary expense waiver               0.84%               1.05%[3]

Ratio of net investment income to average
  net assets including voluntary expense
  waiver                                           9.00%               9.01%[3]

Ratio of expenses to average net assets
  excluding voluntary expense waiver               1.14%               1.42%[3]

Ratio of net investment income to average
  net assets excluding voluntary expense
  waiver                                           8.70%               8.64%[3]

Portfolio turnover rate                           82.42%             114.89%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

HIGH INCOME FUND

For a Class B share outstanding throughout each period:

                                                                    For the
                                                For the          period from
                                             fiscal year         7/18/00[1]
                                                  ended                  to
                                                3/31/02             3/31/01
                                             ---------------------------------
Class B Per-Share Data

Net asset value, beginning of period              $8.54               $9.03
                                                ---------------------------
Income (loss) from investment operations:
  Net investment income                            0.68                0.48

  Net realized and unrealized loss
   on investments                                 (0.06)              (0.49)
                                                ---------------------------
Total from investment operations                   0.62              (0.01)
                                                ---------------------------
Less distributions:
  Declared from net investment income             (0.68)              (0.48)

  From capital gains                              (0.00)              (0.00)
                                                ---------------------------
Total distributions                               (0.68)              (0.48)
                                                ---------------------------
Net asset value, end of period                    $8.48               $8.54
                                                ===========================
Class B Ratios/Supplemental Data

Total return                                       7.64%               0.09%

Net assets, end of period (in millions)              $1                  $1

Ratio of expenses to average net assets
  including voluntary expense waiver               1.74%               1.85%[2]

Ratio of net investment income to average
  net assets including voluntary expense
  waiver                                           8.09%               8.30%[2]

Ratio of expenses to average net assets
  excluding voluntary expense waiver               2.36%               2.50%[2]

Ratio of net investment income to average
  net assets excluding voluntary expense
  waiver                                           7.47%               7.65%[2]

Portfolio turnover rate                           82.42%             114.89%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

HIGH INCOME FUND

For a Class C share outstanding throughout each period[1]:

                                                                     For the
                                   For the fiscal year             period from
                                      ended March 31,              7/31/97[2]
                                 --------------------------------      to
                                 2002      2001     2000     1999   3/31/98
                                 --------------------------------  ---------
Class C Per-Share Data

Net asset value,
 beginning of period             $8.54     $9.27    $9.94   $10.79   $10.00
                                 --------------------------------  ---------
Income (loss) from investment
 operations:
   Net investment income          0.68      0.73     0.69     0.63     0.37

   Net realized and unrealized
     gain (loss) on investments  (0.06)    (0.73)   (0.67)   (0.82)    0.79
                                 --------------------------------  ---------
Total from investment operations  0.62      0.00     0.02    (0.19)    1.16
                                 --------------------------------  ---------
Less distributions:
   Declared from net investment
     income                      (0.68)    (0.73)   (0.69)   (0.63)   (0.37)

   From capital gains            (0.00)    (0.00)   (0.00)   (0.03)   (0.00)
                                 --------------------------------  ---------
Total distributions              (0.68)    (0.73)   (0.69)   (0.66)   (0.37)
                                 --------------------------------  ---------
Net asset value, end of period   $8.48     $8.54    $9.27   $ 9.94   $10.79
                                 ================================  =========

Class C Ratios/Supplemental Data

Total return                      7.58%     0.18%    0.17%   -1.72%   11.77%

Net assets, end of
  period (in millions)             $17       $19      $23      $25      $12

Ratio of expenses to average
  net assets including voluntary
  expense waiver                  1.82%     1.78%    2.17%    2.20%    2.52%[3]

Ratio of net investment income
  to average net assets
  including voluntary expense
  waiver                          8.01%     8.38%    7.16%    6.29%    5.98%[3]

Ratio of expenses to average
  net assets excluding voluntary
  expense waiver                  2.46%     2.41%    2.26%       --       --

Ratio of net investment income
  to average net assets
  excluding voluntary expense
  waiver                          7.36%    7.75%    7.07%       --       --

Portfolio turnover rate          82.42%  114.89%   71.31%   50.98%   67.82%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on
October 4, 1999.

[2]Commencement of operations.

[3]Annualized.

HIGH INCOME FUND

For a Class Y share outstanding throughout each period:

                                                                    For the
                                        For the fiscal year       period from
                                        ended March 31,           12/30/98[1]
                                        ----------------------           to
                                        2002    2001     2000       3/31/99
                                        ----------------------    ----------
Class Y Per-Share Data

Net asset value, beginning of period    $8.54   $9.27    $9.94         $9.97
                                        ----------------------    ----------
Income (loss) from investment
  operations:
  Net investment income                  0.75    0.78     0.77          0.20

  Net realized and unrealized
    gain (loss) on investments          (0.06)  (0.73)   (0.67)         0.00
                                        ----------------------    ----------
Total from investment operations         0.69    0.05     0.10          0.20

Less distributions:
  Declared from net investment income   (0.75)  (0.78)   (0.77)        (0.20)

  From capital gains                    (0.00)  (0.00)   (0.00)        (0.03)
                                        ----------------------    ----------
Total distributions                     (0.75)  (0.78)   (0.77)        (0.23)
                                        ----------------------    ----------
Net asset value, end of period          $8.48   $8.54    $9.27         $9.94
                                        ======================    ==========
Class Y Ratios/Supplemental Data

Total return                             8.50%   0.79%    0.94%         2.45%

Net assets, end of period
  (in thousands)                          $64     $12       $6            $6

Ratio of expenses to average net
  assets including voluntary expense
  waiver                                 0.79%   1.20%    1.40%         0.26%[2]

Ratio of net investment income to
  average net assets including
  voluntary expense waiver               8.99%   8.95%    7.85%         8.55%[2]

Ratio of expenses to average net
  assets excluding voluntary
  expense waiver                        1.08%    1.62%    1.46%            --

Ratio of net investment income to
  average net assets excluding
  voluntary expense waiver               8.71%   8.52%    7.79%            --

Portfolio turnover rate                 82.42% 114.89%   71.31%        50.98%[2]

[1]Commencement of operations.

[2]Annualized.

LIMITED-TERM BOND FUND

For a Class A share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year         8/17/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                              ---------------------------------
Class A Per-Share Data

Net asset value, beginning of period             $10.17              $ 9.84
                                                ----------------------------
Income from investment operations:
   Net investment income                           0.51                0.36

   Net realized and unrealized gain
     on investments                                0.03                0.33
                                                ----------------------------
Total from investment operations                   0.54                0.69
                                                ----------------------------
Less distributions:
   Declared from net investment income            (0.51)              (0.36)

   From capital gains                             (0.00)              (0.00)
                                                ----------------------------
Total distributions                               (0.51)              (0.36)
                                                ----------------------------
Net asset value, end of period                   $10.20              $10.17
                                                ============================

Class A Ratios/Supplemental Data

Total return[2]                                    5.42%               7.01%

Net assets, end of period (in thousands)          $6,124               $494

Ratio of expenses to average net assets
   including voluntary expense waiver               1.04%              0.85%[3]

Ratio of net investment income to average
   net assets including voluntary
   expense waiver                                   4.76%              5.83%[3]

Ratio of expenses to average net assets
excluding voluntary expense waiver                  1.19%              1.09%[3]

Ratio of net investment income to average
   net assets excluding voluntary
   expense waiver                                   4.61%              5.59%[3]

Portfolio turnover rate                            32.97%             16.10%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

LIMITED-TERM BOND FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                              ---------------------------------

Class B Per-Share Data

Net asset value, beginning of period             $10.17              $ 9.80
                                                ----------------------------
Income from investment operations:
   Net investment income                           0.42                0.36

   Net realized and unrealized gain
      on investments                               0.03                0.37
                                                ----------------------------
Total from investment operations                   0.45                0.73
                                                ----------------------------
Less distributions:
   Declared from net investment income            (0.42)              (0.36)

   From capital gains                             (0.00)              (0.00)
                                                ----------------------------
Total distributions                               (0.42)              (0.36)
                                                ----------------------------
Net asset value, end of period                   $10.20              $10.17
                                                ============================
Class B Ratios/Supplemental Data

Total return                                       4.52%               7.54%

Net assets, end of period (in thousands)         $1,419                $425

Ratio of expenses to average net assets
   including voluntary expense waiver              1.88%               1.81%[2]

Ratio of net investment income to average
   net assets including voluntary
   expense waiver                                  4.02%               4.91%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver                 2.15%               2.33%[2]

Ratio of net investment income to average
   net assets excluding voluntary
   expense waiver                                  3.76%               4.39%[2]

Portfolio turnover rate                           32.97%              16.10%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

LIMITED-TERM BOND FUND

For a Class C share outstanding throughout each period[1]:

                                         For the fiscal year
                                         ended March 31,
                             ------------------------------------------------
                               2002      2001      2000      1999      1998
                             -----------------------------------------------

Class C Per-Share Data

Net asset value,
beginning of period          $10.17    $ 9.76    $10.16    $10.14    $ 9.90
                             -----------------------------------------------
Income (loss) from
 investment operations:
   Net investment income       0.42      0.48      0.47      0.44      0.45

   Net realized and
     unrealized gain (loss)
     on investments            0.03      0.41    (0.40)      0.02      0.24
                             -----------------------------------------------
Total from investment
 operations                    0.45      0.89      0.07      0.46      0.69
                             -----------------------------------------------
Less distributions:
   Declared from net
      investment income       (0.42)    (0.48)    (0.47)    (0.44)    (0.45)

   From capital gains         (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
                             -----------------------------------------------
Total distributions           (0.42)    (0.48)    (0.47)    (0.44)    (0.45)
                             -----------------------------------------------
Net asset value, end
 of period                   $10.20    $10.17    $ 9.76    $10.16    $10.14
                             ===============================================
Class C Ratios/Supplemental Data

Total return                   4.46%     9.48%     0.73%     4.65%     7.15%

Net assets, end of
 period (in millions)           $20       $18       $19       $21       $18

Ratio of expenses to
 average net assets
 including voluntary
 expense waiver                1.94%     1.82%     1.81%     2.11%     2.12%

Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waiver                        4.04%     4.97%     4.75%     4.34%     4.52%

Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver                2.21%     2.34%     2.19%        --        --

Ratio of net investment
 income to average net
 assets excluding
 voluntary expense waiver      3.77%     4.44%     4.37%        --        --

Portfolio turnover rate       32.97%    16.10%    37.02%    32.11%    27.37%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on
October 4, 1999.

LIMITED-TERM BOND FUND

For a Class Y share outstanding throughout each period:

                                            For the fiscal year
                                             ended March 31,
                             ------------------------------------------------
                               2002      2001      2000      1999      1998
                             -----------------------------------------------

Class Y Per-Share Data

Net asset value,
beginning of period          $10.17    $ 9.76    $10.16    $10.14    $ 9.90
                             -----------------------------------------------
Income (loss) from
 investment operations:
   Net investment income       0.51      0.59      0.57      0.53      0.53

   Net realized and
     unrealized gain (loss)
     on investments            0.03      0.41    (0.40)      0.02      0.24
                             -----------------------------------------------
Total from investment
 operations                    0.54      1.00      0.17      0.55      0.77
                             -----------------------------------------------
Less distributions:
   Declared from net
     investment income        (0.51)    (0.59)    (0.57)    (0.53)    (0.53)

   From capital gains         (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
                             -----------------------------------------------
Total distributions           (0.51)    (0.59)    (0.57)    (0.53)    (0.53)
                             -----------------------------------------------
Net asset value, end
 of period                   $10.20    $10.17    $ 9.76    $10.16    $10.14
                             ===============================================
Class Y Ratios/Supplemental Data

Total return                   5.41%    10.56%     1.69%     5.60%     7.91%

Net assets, end of
 period (in thousands)         $906    $1,836    $1,229      $263      $184

Ratio of expenses to average
 net assets including
 voluntary expense waiver      1.04%     0.83%     0.69%     1.20%     1.32%

Ratio of net investment
 income to average net
 assets including
 voluntary expense waiver      4.97%     5.95%     6.03%     5.25%     5.32%

Ratio of expenses to average
 net assets excluding
 voluntary expense waiver      1.18%     1.07%     0.84%        --        --

Ratio of net investment
 income to average net
 assets excluding voluntary
 expense waiver                4.83%     5.71%     5.88%        --        --

Portfolio turnover rate       32.97%    16.10%    37.02%    32.11%    27.37%

MUNICIPAL BOND FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         9/15/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                              ---------------------------------
Class A Per-Share Data

Net asset value, beginning of period             $10.52              $10.33
                                                ----------------------------
Income from investment operations:
   Net investment income                           0.47                0.26

   Net realized and unrealized
     gain on investments                           0.09                0.19
                                                ----------------------------
Total from investment operations                   0.56                0.45
                                                ----------------------------
Less distributions:
   Declared from net investment income            (0.47)              (0.26)

   From capital gains                             (0.00)              (0.00)
                                                ----------------------------
Total distributions                               (0.47)              (0.26)
                                                ----------------------------
Net asset value, end of period                   $10.61              $10.52
                                                ============================
Class A Ratios/Supplemental Data

Total return[2]                                    5.38%               4.32%

Net assets, end of period (in millions)              $2                  $1

Ratio of expenses to average net assets            1.17%               1.21%[3]

Ratio of net investment income
to average net assets                              4.37%               4.69%[3]

Portfolio turnover rate                           36.41%              34.78%[4]
                                                ----------------------------

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

MUNICIPAL BOND FUND

For a Class B share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year          8/8/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                              ---------------------------------

Class B Per-Share Data

Net asset value, beginning of period             $10.52              $10.26
                                                ----------------------------
Income from investment operations:
   Net investment income                           0.32                0.22

   Net realized and unrealized
     gain on investments                           0.09                0.26
                                                ----------------------------
Total from investment operations                   0.41                0.48
                                                ----------------------------
Less distributions:
   Declared from net investment income            (0.32)              (0.22)

   From capital gains                             (0.00)              (0.00)
                                                ----------------------------
Total distributions                               (0.32)              (0.22)
                                                ----------------------------

Net asset value, end of period                   $10.61              $10.52
                                                ============================
Class B Ratios/Supplemental Data

Total return                                       3.97%               4.66%

Net assets, end of period (in thousands)           $120                 $37

Ratio of expenses to average net assets           2.44%                2.82%[2]
Ratio of net investment income
to average net assets                             3.09%                3.11%[2]

Portfolio turnover rate                          36.41%               34.78%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

MUNICIPAL BOND FUND

For a Class C share outstanding throughout each period[1]:

                                             For the fiscal year
                                             ended March 31,
                             ------------------------------------------------
                               2002      2001      2000      1999      1998
                             -----------------------------------------------

Class C Per-Share Data

Net asset value,
beginning of period          $10.52    $10.11    $11.24    $11.45    $10.74
                             -----------------------------------------------
Income (loss) from
 investment operations:
   Net investment income       0.37      0.40      0.42      0.42      0.44

   Net realized and
     unrealized gain (loss)
     on investments            0.09      0.41     (1.11)     0.10      0.71
                             -----------------------------------------------
Total from investment
 operations                    0.46      0.81     (0.69)     0.52      1.15
                             -----------------------------------------------
Less distributions:
   Declared from net
     investment income        (0.37)    (0.40)    (0.42)    (0.42)    (0.44)

   From capital gains         (0.00)    (0.00)    (0.02)    (0.31)    (0.00)
                             -----------------------------------------------
Total distributions           (0.37)    (0.40)    (0.44)    (0.73)    (0.44)
                             -----------------------------------------------
Net asset value, end
 of period                   $10.61    $10.52    $10.11    $11.24    $11.45
                             ===============================================
Class C Ratios/Supplemental Data

Total return                   4.40%     8.22%    -6.21%     4.64%    10.89%

Net assets, end of
 period (in millions)           $24       $26       $28       $43       $40

Ratio of expenses to
 average net assets            2.13%     2.13%     1.98%     1.88%     1.89%

Ratio of net investment
 income to average net
 assets                        3.44%     3.94%     3.94%     3.68%     3.94%

Portfolio turnover rate       36.41%    34.78%    16.95%    41.53%    27.86%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on
October 4, 1999.

MUNICIPAL BOND FUND
For a Class Y share outstanding throughout each period:

                                                          For the   For the
                                                           period    period
                                   For the fiscal year       from      from
                                   ended March 31,     12/30/98[2]   4/1/97
                             --------------------------        to        to
                               2002      2001      2000   3/31/996/23/97[1]
                             --------------------------   -------   -------

Class Y Per-Share Data

Net asset value,
beginning of period          $10.52    $10.11    $11.24    $11.58    $10.74
                             --------------------------   -------   -------
Income (loss) from
 investment operations:
   Net investment income       0.44      0.47      0.48      0.13      0.10

   Net realized and
     unrealized gain (loss)
     on investments            0.09      0.41     (1.11)    (0.03)     0.29
                             --------------------------   -------   -------
Total from investment
 operations                    0.53      0.88     (0.63)     0.10      0.39
                             --------------------------   -------   -------
Less distributions:
   Declared from net
     investment income        (0.44)    (0.47)    (0.48)    (0.13)    (0.10)

   From capital gains         (0.00)    (0.00)    (0.02)    (0.31)    (0.00)
                             --------------------------   -------   -------
Total distributions           (0.44)    (0.47)    (0.50)    (0.44)    (0.10)
                             --------------------------   -------   -------
Net asset value, end
 of period                   $10.61    $10.52    $10.11    $11.24    $11.03
                             ==========================   =======   =======
Class Y Ratios/Supplemental Data

Total return                   5.10%     9.04%    -5.69%     0.80%     3.22%

Net assets, end of
 period (in thousands)           $2        $2        $2        $2        $0

Ratio of expenses to
 average net assets            1.44%     1.47%     1.40%     1.00%[3]  4.95%[3]

Ratio of net investment
 income to average
 net assets                    4.09%     4.61%     4.52%     4.40%[3]  4.12%[3]

Portfolio turnover rate       36.41%    34.78%    16.95%    41.53%[3] 27.86%[3]

[1]All outstanding shares were redeemed on June 23, 1997 at the ending net asset value shown in the table.

[2]Recommencement of operations.

[3]Annualized.

MONEY MARKET FUND

For a Class A share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year         6/30/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                              ---------------------------------

Class A Per-Share Data

Net asset value, beginning of period              $1.00               $1.00
                                                ----------------------------
Net investment income                            0.0259              0.0413

Less dividends declared                         (0.0259)            (0.0413)
                                                ----------------------------
Net asset value, end of period                    $1.00               $1.00
                                                ============================
Class A Ratios/Supplemental Data

Total return                                       2.70%               4.11%

Net assets, end of period (in millions)              $5                  $5

Ratio of expenses to average net assets
 including voluntary expense waiver                0.81%               0.92%[2]

Ratio of net investment income to average
 net assets including voluntary expense waiver     2.60%               5.49%[2]

Ratio of expenses to average net assets
 excluding voluntary expense waiver                1.03%               1.18%[2]

Ratio of net investment income to average
 net assets excluding voluntary expense waiver     2.38%               5.23%[2]

[1]Commencement of operations.

[2]Annualized.

MONEY MARKET FUND
For a Class B share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year         7/12/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                              ---------------------------------

Class B Per-Share Data

Net asset value, beginning of period              $1.00               $1.00
                                                ----------------------------
Net investment income                            0.0147              0.0299

Less dividends declared                         (0.0147)            (0.0299)
                                                ----------------------------

Net asset value, end of period                    $1.00               $1.00
                                                ============================
Class B Ratios/Supplemental Data

Total return                                       1.55%               2.97%

Net assets, end of period (in thousands)           $578                $431

Ratio of expenses to average net assets
 including voluntary expense waiver                1.88%               2.29%[2]

Ratio of net investment income to average
 net assets including voluntary expense waiver     1.33%               4.05%[2]

Ratio of expenses to average net assets
 excluding voluntary expense waiver                2.39%               2.94%[2]

Ratio of net investment income to average
 net assets excluding voluntary expense waiver     0.82%               3.41%[2]

[1]Commencement of operations.

[2]Annualized.

MONEY MARKET FUND
For a Class C share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                              ---------------------------------

Class C Per-Share Data

Net asset value, beginning of period              $1.00               $1.00
                                                ----------------------------

Net investment income                            0.0157              0.0332

Less dividends declared                         (0.0157)            (0.0332)
                                                ----------------------------
Net asset value, end of period                    $1.00               $1.00
                                                ============================
Class C Ratios/Supplemental Data

Total return                                       1.63%               3.32%

Net assets, end of period (in millions)              $7                 $10

Ratio of expenses to average net assets
 including voluntary expense waiver                1.81%               1.98%[2]

Ratio of net investment income to average
 net assets including voluntary expense waiver     1.58%               4.34%[2]

Ratio of expenses to average net assets
 excluding voluntary expense waiver                2.31%               2.54%[2]

Ratio of net investment income to average
 net assets excluding voluntary expense waiver     1.08%               3.78%[2]

[1]Commencement of operations.

[2]Annualized.

This space is intended for your notes and calculations.

W&R FUNDS, INC.

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

W&R FUNDS, INC.

You can get more information about each Fund in the --

*  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the
   Prospectus).

*  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the
Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at
http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public
Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling
202-942-8090.

The Funds' SEC file number is: 811-6569

Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

WRP3110(7-02)

                              W&R FUNDS, INC.

                             6300 Lamar Avenue

                              P. O. Box 29217

                    Shawnee Mission, Kansas  66201-9217

                               913-236-2000
                                888-WADDELL

                               July 29, 2002

                    STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (SAI) is not a prospectus.
Investors should read this SAI in conjunction with the prospectuses
(Prospectuses) for W&R Funds, Inc. (W&R Funds) dated July 29, 2002, which may be obtained from W&R Funds or its principal underwriter and distributor, Waddell & Reed, Inc., at the address or telephone number shown above.

                             TABLE OF CONTENTS

     Performance Information...........................

     Investment Strategies, Policies and Practices.....

     Investment Management and Other Services..........

     Purchase, Redemption and Pricing of Shares........

     Directors and Officers............................

     Payments to Shareholders..........................

     Taxes.............................................

     Portfolio Transactions and Brokerage..............

     Other Information.................................

     Appendix A........................................

     Financial Statements..............................

     W&R Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.) is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on
January 29, 1992.

                          PERFORMANCE INFORMATION

     W&R Fund's principal underwriter and distributor, Waddell & Reed, Inc.
(Waddell & Reed), or W&R Funds may, from time to time, publish for one or more of the twelve Funds (each a Fund and collectively the Funds) total return information, yield information and/or performance rankings in advertisements and sales materials.

Average Annual Total Returns (Before Taxes)

     Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                n
        P(1 + T)  = ERV

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = period covered by computation expressed in years
              ERV = ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1-, 5-, or 10-year
                    periods at the end of the 1-, 5-, or 10-year periods
                    (or fractional portion).

     The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period.

     The average annual total return quotations for the Class A shares of each Fund with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual
Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                  One-Year      Period
                                    Period        from
                                      from       Class
                                    4-1-01   Inception    Date of
                                      to         to         Class
                                   3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund                      -6.93%     -6.19%    7-10-00
W&R Core Equity Fund                 -8.74%    -14.57%     7-3-00
W&R High Income Fund                  2.23%      1.79%     7-3-00
W&R International
  Growth Fund                       -22.83%    -29.61%     7-3-00
W&R Large Cap
  Growth Fund                        -8.43%     -7.25%    6-30-00
W&R Limited-Term
  Bond Fund                           0.94%      4.88%    8-17-00
W&R Mid Cap
  Growth Fund                        -7.32%     -7.50%    6-30-00
W&R Municipal
  Bond Fund                           0.90%      3.38%    9-15-00
W&R Science and
  Technology Fund                    -4.28%    -21.81%     7-3-00
W&R Small Cap
  Growth Fund                         5.84%    -14.64%     7-3-00
W&R Tax-Managed
  Equity Fund                       -15.71%    -24.88%    6-30-00

     The average annual total return quotations for the Class A shares of each Fund without sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                  One-Year      Period
                                    Period        from
                                      from       Class
                                    4-1-01   Inception     Date of
                                     to          to          Class
                                   3-31-02     3-31-02   Inception
W&R Asset
  Strategy Fund                      -1.25%     -2.91%    7-10-00
W&R Core Equity Fund                 -3.18%    -11.62%     7-3-00
W&R High Income Fund                  8.46%      5.31%     7-3-00
W&R International
  Growth Fund                       -18.12%    -27.18%     7-3-00
W&R Large Cap
  Growth Fund                        -2.85%     -4.06%    6-30-00
W&R Limited-Term
  Bond Fund                           5.42%      7.73%    8-17-00
W&R Mid Cap
  Growth Fund                        -1.67%     -4.32%    6-30-00
W&R Municipal
  Bond Fund                           5.38%      6.34%    9-15-00
W&R Science and
  Technology Fund                     1.56%    -19.10%     7-3-00
W&R Small Cap
  Growth Fund                        12.30%    -11.69%     7-3-00
W&R Tax-Managed
  Equity Fund                       -10.57%    -22.29%    6-30-00

     The average annual total return quotations for the Class B shares of each Fund with the maximum deferred sales charge deducted as of March 31,
2002, which is the date of the most recent balance sheet included in the
Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                   One-Year     Period
                                     Period       from
                                       from      Class
                                     4-1-01  Inception    Date of
                                      to         to         Class
                                    3-31-02    3-31-02   Inception
W&R Asset
  Strategy Fund                      -5.82%     -5.43%     7-3-00
W&R Core Equity Fund                 -7.76%    -14.93%    7-11-00
W&R High Income Fund                  3.66%      2.32%    7-18-00
W&R International
  Growth Fund                       -22.16%    -29.71%    7-10-00
W&R Large Cap
  Growth Fund                        -7.97%     -7.62%     7-6-00
W&R Limited-Term
  Bond Fund                           0.52%      4.74%     7-3-00
W&R Mid Cap
  Growth Fund                        -6.75%     -7.74%     7-6-00
W&R Municipal
  Bond Fund                          -0.03%      2.90%     8-8-00
W&R Science and
  Technology Fund                    -3.44%    -21.24%     7-3-00
W&R Small Cap
  Growth Fund                         7.11%    -12.95%     7-6-00
W&R Tax-Managed
  Equity Fund                       -14.92%    -25.60%    7-13-00

     The average annual total return quotations for the Class B shares of each Fund without the maximum deferred sales charge deducted as of March
31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this
SAI by reference, for the periods shown were as follows:

                                   One-Year     Period
                                     Period       from
                                       from      Class
                                     4-1-01  Inception    Date of
                                      to         to         Class
                                    3-31-02    3-31-02  Inception
W&R Asset
  Strategy Fund                      -2.03%     -3.66%     7-3-00
W&R Core Equity Fund                 -4.06%    -13.32%    7-11-00
W&R High Income Fund                  7.64%      4.48%    7-18-00
W&R International
  Growth Fund                       -18.93%    -28.55%    7-10-00
W&R Large Cap
  Growth Fund                        -4.13%     -5.43%     7-6-00
W&R Limited-Term
  Bond Fund                           4.52%      6.94%     7-3-00
W&R Mid Cap
  Growth Fund                        -2.87%     -5.60%     7-6-00
W&R Municipal
  Bond Fund                           3.97%      5.27%     8-8-00
W&R Science and
  Technology Fund                     0.56%    -19.85%     7-3-00
W&R Small Cap
  Growth Fund                        11.11%    -11.58%     7-6-00
W&R Tax-Managed
  Equity Fund                       -11.38%    -23.81%    7-13-00

     The average annual total return quotations for the Class C shares of each fund as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                        One-Year   Five-Year    Period
                          Period     Period       from
                            from       from      Class
                          4-1-01     4-1-97  Inception      Date of
                           to         to         to           Class
                         3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -1.98%     10.76%      7.95%    4-20-95[1]
W&R Core Equity Fund
                          -3.94%      8.35%     11.18%    9-21-92[1]
W&R High Income Fund
                           7.58%         NA      3.72%    7-31-97[1]
W&R International
  Growth Fund            -18.73%      7.41%      7.41%    9-21-92[1]
W&R Large Cap
  Growth Fund             -3.60%         NA     -4.88%     7-3-00
W&R Limited-Term
  Bond Fund                4.46%      5.25%      4.58%    9-21-92[1]
W&R Mid Cap
  Growth Fund             -2.53%         NA     -5.24%     7-3-00
W&R Municipal
  Bond Fund                4.40%      4.22%      5.07%    9-21-92[1]
W&R Science and
  Technology Fund          0.89%         NA     20.64%    7-31-97[1]
W&R Small Cap
  Growth Fund             11.30%     20.26%     18.50%    9-21-92[1]
W&R Tax-Managed
  Equity Fund            -11.36%         NA    -23.29%     7-6-00

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

     W&R International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995. Prior to this change, this Fund's policies related to providing a high level of current income rather than long-term appreciation.

     The average annual total return quotations for Class Y shares as of
March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                          One-Year   Five-Year  Period
                          Period     Period     from
                          from       from       Class
                          4-1-01     4-1-97     Inception  Date of
                           to         to         to         Class
                         3-31-02    3-31-02     3-31-02    Inception
W&R Asset
  Strategy Fund           -1.14%     11.75%      9.25%   12-29-95
W&R Core Equity Fund      -3.18%      9.24%     10.56%   12-29-95
W&R High Income Fund       8.50%         NA      3.86%   12-30-98
W&R International
  Growth Fund            -17.79%      8.45%     11.15%   12-29-95
W&R Large Cap
  Growth Fund             -2.74%         NA     -4.10%     7-6-00
W&R Limited-Term
  Bond Fund                5.41%      6.19%      5.55%   12-29-95
W&R Mid Cap
  Growth Fund             -1.52%         NA     -5.55%    7-10-00
W&R Municipal
  Bond Fund                5.10%         NA      2.76%   12-30-98[1]
W&R Science and
  Technology Fund          1.92%         NA     20.28%     6-9-98
W&R Small Cap
  Growth Fund             12.33%     21.28%     15.39%   12-29-95
W&R Tax-Managed
  Equity Fund[2]              NA         NA         NA         NA

[1]All outstanding shares were redeemed on 6-23-97. Operations of the class recommenced on 12-30-98.

[2]As of March 31, 2002, no Class Y shares have been issued.

Average Annual Total Returns (After Taxes on Distributions)

     Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                n
        P(1 + T)  = ATVD

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on
                    distributions)
                n = period covered by computation expressed in years
             ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                    end of the 1-, 5-, or 10-year periods (or fractional
                    portion), after taxes on fund distributions but not
                    after taxes on redemption.

     The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

     The Fund calculates the taxes due on any distributions by applying the applicable tax rates to each component of the distributions (i.e., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the
Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the Federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with
Federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal Federal income tax rates in effect on the reinvestment date. Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the Federal alternative minimum tax.

     The quotations for average annual total return after taxes on distributions for the Class A shares of the following Funds with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to
Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-Year   Period
                                 Period     from
                                 from       Class
                                 4-1-01     Inception  Date of
                                 to         to         Class
                                 3-31-02    3-31-02    Inception
W&R Large Cap
  Growth Fund                        -8.43%     -7.45%    6-30-00
W&R Mid Cap
  Growth Fund                        -7.52%     -8.29%    6-30-00
W&R Tax-Managed
  Equity Fund                       -15.71%    -24.88%    6-30-00

     The quotations for average annual total return after taxes on distributions for the Class C shares of the following Funds as of March 31,
2002, which is the date of the most recent balance sheet included in the
Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                           One-Year   Five-Year  Period
                           Period     Period     from
                           from       from       Class
                           4-1-01     4-1-97     Inception  Date of
                             to         to         to         Class
                           3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -3.06%      8.08%      5.77%      4-20-95[1]
W&R Core Equity Fund      -4.62%      6.46%     10.12%      9-21-92[1]
W&R High Income Fund       4.28%         NA      0.83%      7-31-97[1]
W&R International
  Growth Fund            -18.78%      3.73%      5.00%      9-21-92[1]
W&R Limited-Term
  Bond Fund                2.82%      3.39%      2.84%      9-21-92[1]
W&R Municipal
  Bond Fund                4.37%      4.03%      4.89%      9-21-92[1]
W&R Science and
  Technology Fund          0.86%         NA     19.14%      7-31-97
W&R Small Cap
  Growth Fund             11.30%     15.66%     15.66%      9-21-92[1]

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

Average Annual Total Returns (After Taxes on Distributions and Redemption
of Shares)

     Each Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                n
        P(1 + T)  = ATVDR

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on
                    distributions and redemption)
                n = period covered by computation expressed in years
            ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                    end of the 1-, 5-, or 10-year periods (or fractional
                    portion), after taxes on fund distributions and
                    redemption.

     The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial
$1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The Fund calculates the taxes due on any distributions as described above under Average Annual Total Returns (After Taxes on Distributions).

     The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial hypothetical investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable Federal tax law.

     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest Federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with Federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

     The quotations for average annual total return after taxes on distributions and redemption of shares for the Class A shares of the following Funds with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-Year   Period
                                 Period     from
                                 from       Class
                                  4-1-01    Inception  Date of
                                   to         to         Class
                                 3-31-02    3-31-02    Inception
W&R Large Cap
  Growth Fund                        -5.18%     -5.80%    6-30-00
W&R Mid Cap
  Growth Fund                        -4.42%     -6.11%    6-30-00
W&R Tax-Managed
  Equity Fund                        -9.65%    -19.45%    6-30-00

     The quotations for average annual total return after taxes on distributions and redemption of shares for the Class C shares of the following Funds as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                          One-Year   Five-Year  Period
                          Period     Period     from
                          from       from       Class
                          4-1-01     4-1-97     Inception  Date of
                            to         to         to         Class
                          3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -0.56%      8.22%      5.97%      4-20-95[1]
W&R Core Equity Fund
                          -1.55%      7.30%      9.83%      9-21-92[1]
W&R High Income Fund
                           5.76%         NA      2.18%      7-31-97[1]
W&R International
  Growth Fund            -11.43%      6.09%      5.97%      9-21-92[1]
W&R Limited-Term
  Bond Fund                3.34%      3.68%      3.13%      9-21-92[1]
W&R Municipal
  Bond Fund                4.06%      4.12%      4.84%      9-21-92[1]
W&R Science and
  Technology Fund          0.57%         NA     18.06%      7-31-97
W&R Small Cap
  Growth Fund              6.94%     16.71%     15.76%      9-21-92[1]

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

     Non-standardized performance information may also be presented that may not reflect the initial front-end sales charge or the deferred sales charge.

     A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

     Yield refers to the income generated by an investment in a Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                  6
         Yield = 2((((a - b)/cd)+1) -1)

     Where, with respect to a particular class of a Fund:
            a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c =  the average daily number of shares of the class
                 outstanding during the period that were entitled to
                 receive dividends.
            d =  the maximum offering price per share of the class on the last day of the period.

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class A shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.60%
W&R Limited-Term Bond Fund       4.46%
W&R Municipal Bond Fund          4.57%

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class B shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.14%
W&R Limited-Term Bond Fund       3.76%
W&R Municipal Bond Fund          3.64%

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class C shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.26%
W&R Limited-Term Bond Fund       3.73%
W&R Municipal Bond Fund          3.93%

     The yield computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class Y shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             10.22%
W&R Limited-Term Bond Fund       4.59%
W&R Municipal Bond Fund          4.62%

     W&R Municipal Bond Fund may also advertise or include in sales materials its tax equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax equivalent yield by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax equivalent yield for shares of W&R Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31,
2002, the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, is:

 Class      10%       15%       27%       30%       35%      38.6%
A shares   5.07%     5.37%     6.24%     6.50%     7.00%     7.41%
B shares   4.04%     4.27%     4.96%     5.17%     5.57%     5.89%
C shares   4.36%     4.62%     5.37%     5.59%     6.02%     6.37%
Y shares   5.12%     5.42%     6.30%     6.56%     7.06%     7.47%

     The following information relates to W&R Money Market Fund. There are two methods by which yield is calculated for a specified time period for a class of shares of the Fund. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share of the applicable class at the beginning of the period. The NAV of this share will be $1.00, except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued for a share of such class; however, capital changes are excluded from the calculation,
i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see Purchase, Redemption and Pricing of
Shares), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

     This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the base period return) is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

     The second method results in a figure referred to as the "effective yield."  This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

                                                 365/7
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]      - 1

     The yield for W&R Money Market Fund's Class A shares, Class B shares and Class C shares as calculated above for the seven days ended March 31,
2002, the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, was 1.71%, 0.65% and 0.67%, respectively. The effective yield calculated for the same period was 1.72%, 0.65% and 0.67%, respectively.

     Changes in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses.

Performance Rankings and Other Information

     Waddell & Reed or W&R Funds may also publish, for one or more of the twelve Funds, in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as The Wall Street Journal, Business Week, Barron's, Fortune,
Morningstar, etc. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index
and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, a Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     Performance information for a Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

     All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

               INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectuses and contains more detailed information about the investment strategies and policies that W&R Funds' investment manager, Waddell & Reed Investment
Management Company (WRIMCO), may employ and the types of instruments in which a Fund may invest, in pursuit of a Fund's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its goal(s). See
Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, investment restrictions and policies of each Fund.

W&R Asset Strategy Fund

     W&R Asset Strategy Fund allocates its assets among the following classes, or types, of investments:

     The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO will seek to maximize total return within the short-
term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes;
government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security in which the Fund may invest; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or a foreign currency.

     The bond class includes all varieties of domestic and foreign fixed-
income securities with remaining maturities greater than three years.
WRIMCO seeks to maximize total return within the bond class by adjusting
W&R Asset Strategy Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or a foreign currency. W&R Asset Strategy Fund may not invest more than 35% of its total assets in lower quality, high-yielding debt securities.

     The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     WRIMCO seeks to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

     In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

     The ability of W&R Asset Strategy Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

     Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to W&R Asset Strategy Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. W&R Asset
Strategy Fund's direct investment in precious metals is limited by tax considerations. See Taxes.

W&R High Income Fund

     W&R High Income Fund may invest in certain high-yield, high-risk, non-
investment grade debt securities rated BB or below by Standard & Poor's
(S&P) or Ba or below by Moody's Corporation (Moody's) or, if unrated, judged by WRIMCO to be of equivalent quality (commonly referred to as junk bonds). The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a more complete description of bond ratings.

W&R Money Market Fund

     W&R Money Market Fund may only invest in the money market obligations and instruments listed below. In addition, as a money market fund, and in order for the Fund to use the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization (NRSRO) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. Government securities) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer (except U.S. Government securities) being limited to the greater of one percent of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days.
See further discussion under Determination of Offering Price.

      (1)  U.S. Government Securities:  See the section entitled U.S.
Government Securities.

      (2)  Bank Obligations and Instruments Secured Thereby: Subject to
the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated
period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

      (3)  Commercial Paper Obligations Including Variable Rate Master
Demand Notes:  Commercial paper rated as described above. A variable rate master demand note represents a purchasing/selling arrangement of short-
term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

      (4)  Corporate Debt Obligations:  Corporate debt obligations if they are rated as described above.

      (5)  Canadian Government Obligations:  Obligations of, or
obligations guaranteed by, the Government of Canada, a Province of Canada
or any agency, instrumentality or political subdivision of that Government or any Province. The Fund will not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the
Money Market Fund.

      (6)  Certain Other Obligations:  Obligations other than those listed in (1) through (5) (including municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation in whose securities the Fund is eligible to invest under Rule
2a-7.

     The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go
up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

     The main types of securities in which the Funds may invest include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund (other than W&R
Money Market Fund) may invest in preferred stocks rated in any rating category of the established rating services or, if unrated, judged by
WRIMCO to be of equivalent quality, subject to each Fund's limitations.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

     Lower quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the
Fund's shareholders.

     A Fund (other than W&R Money Market Fund) may invest in debt securities rated in any rating category of the established rating services, subject to each Fund's limitations, including securities rated in the lowest category (securities rated D by S&P and C by Moody's). Debt securities rated D by S&P or C by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by
Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Each of the Funds (other than W&R Money Market Fund and W&R Municipal
Bond Fund) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash.
Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     Each Fund (other than W&R Money Market Fund and W&R Municipal Bond
Fund) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Each of the Funds (other than W&R Money Market Fund and W&R Municipal
Bond Fund) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock
(plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected
to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

   Bank Deposits

     Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit
Insurance Corporation insures the principal of such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a
Fund may invest in them only within the limit mentioned under Illiquid
Investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

   Borrowing

     From time to time W&R Mid Cap Growth Fund may increase its ownership of securities by borrowing on an unsecured basis at fixed rates of interest and investing the borrowed funds. Any such borrowing will be made only from banks and only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. This 300% limit is contained in the 1940 Act. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

     Interest on money borrowed is an expense that W&R Mid Cap Growth Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets may fluctuate in value, but borrowing obligations are fixed, the net asset value per share correspondingly will tend to increase and decrease more when the portfolio assets increase or decrease in value than would otherwise be the case. This factor is known as leverage.

   Foreign Securities and Currencies

     The Funds (other than W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund) may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are U. S.
dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

     WRIMCO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments.
Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S.
markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks.
Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-
sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that
WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France,
Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the
United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Each of the Funds (other than W&R Limited-Term Bond Fund, W&R Money
Market Fund and W&R Municipal Bond Fund) may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See,
Options, Futures and Other Strategies - Forward Currency Contracts.

     Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

   Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (1)  repurchase agreements not terminable within seven days;
     (2)  restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;
     (3)  non-government stripped fixed-rate mortgage-backed securities;
     (4)  bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
     (5)  over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
     (6)  securities for which market quotations are not readily available;
     (7)  securities involved in swap, cap, floor and collar
          transactions;and
     (8)  direct debt instruments.

     The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, net assets, or other circumstances, a
Fund were in a position where more than 10% or 15%, as applicable, of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

   Indexed Securities

     Each Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Subject to the requirements of Rule 2a-7, W&R
Money Market Fund may purchase securities the value of which varies in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are
U.S. dollar-denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United
States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates.
Indexed securities may be more volatile than the underlying investments.
Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.
Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-
denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks,
corporations, and certain U.S. Government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of W&R Asset Strategy Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   Investment Company Securities

     Certain Funds may purchase securities of closed-end investment companies. W&R Asset Strategy Fund may purchase securities of open-end and closed-end investment companies subject to the restrictions and limitations of the 1940 Act. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

   Lending Securities

     Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under a Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

     Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than
100% of the market value of the securities loaned. Under the present
Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank)
must be satisfactory to WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the
Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on.
The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover these present rules which may be changed without shareholder vote as to (1) whom securities may be loaned, (2) the investment of cash collateral, or (3) voting rights.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in collateral should the borrower fail financially.

   Loans and Other Direct Debt Instruments

     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. W&R Asset Strategy Fund may invest in direct debt instruments, subject to its policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If W&R Asset Strategy Fund does not receive scheduled interest or principal payments on such indebtedness, the
Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.
Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to W&R Asset Strategy Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the
Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, W&R Asset Strategy Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Investments in direct debt instruments may entail less legal protection for W&R Asset Strategy Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

     For purposes of the limitations on the amount of total assets that W&R
Asset Strategy Fund will invest in any one issuer or in issuers within the same industry, the Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and
Exchange Commission (SEC) interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

   Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S.
Government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

   Mortgage-Backed and Asset-Backed Securities

      Mortgage-Backed Securities.Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-
class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.
Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the
Federal National Mortgage Association (Fannie Mae), Government National
Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage
Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-
backed securities that are guaranteed, directly or indirectly, by the U.S.
Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Funds may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Funds may so invest as long as WRIMCO determines that such investments are consistent with the Fund's goals and investment policies.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-
backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

     For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other
CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities.Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above.
However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-
backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed
Securities.The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions.
Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a
12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-
related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly.
However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-
backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some
CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

   Municipal Bonds

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. In general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of bonds issued by state and local government authorities and agencies are private activity bonds (PABs). Only those PABs the interest on which is free from Federal income taxation (although the interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT)) will be considered municipal bonds for purposes of W&R Municipal Bond Fund's investment policies. In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. Therefore, to the extent the Fund invests a significant amount of its total assets in bonds issued by entities in any one industry, it will be subject to the risks inherent in the industry to which the issuer belongs.

     For example, a hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry's ability to service its debt or to pay principal when due.

     Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.
They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     Municipal leases and participation interests therein are another specific type of municipal bond. The factors that WRIMCO considers in determining whether any rated municipal lease obligations are liquid include the following:  (1) the frequency of trades and quotes for the obligations; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the securities; (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (6) the credit quality of the issuer and the lessee; and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Funds have not held and do not intend to hold such obligations directly as a lessor of the property but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

     Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-
appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-
backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

     WRIMCO and the Funds rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuers obligations is excludable from gross income for Federal income tax purposes. If a court holds that interest on an obligation held by W&R Municipal Bond Fund is not excludable from gross income for Federal income tax purposes, the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

     With respect to ratings of municipal bonds (see, Appendix A), now or in the future, S&P or Moody's may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, Moody's currently rates the top four categories of municipal notes (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as
MIG 1, MIG 2, MIG 3 and MIG 4. A Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds that a Fund may buy.

   Options, Futures and Other Strategies

      General.WRIMCO may use certain options, futures contracts
(sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage the risks of a Fund's investments that can affect fluctuation in its
NAV.

     Generally, a Fund may purchase and sell any type of Financial
Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial
Instrument is primarily measured. If a Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency derivatives.

     Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire.
Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the
Fund's holdings is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC).
In addition, a Fund's ability to use Financial Instruments is limited by tax considerations. See Taxes.

     In addition to the instruments, strategies and risks described below,
WRIMCO expects to discover additional opportunities in connection with
Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a
Fund's goal(s) and permitted by a Fund's investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks.The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Risks pertaining to particular Financial Instruments are described in the sections that follow:

     (1)  Successful use of most Financial Instruments depends upon
WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2)  There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial
Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.
Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the
Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3)  If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial
Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4)  As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the
Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (5)  A Fund's ability to close out a position in a Financial
Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

      Cover.Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. Each
Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.
A Fund will not enter into any such transactions unless it owns either (1)
an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options.A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the
Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

      Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United
States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-
listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time.
Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.
The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options On Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.
However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options.Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by a Fund are European-
style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.
Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures contract strategies can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value.
Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.
Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures.The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a
Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

     Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      Foreign Currency Hedging Strategies -- Special Considerations.Each
Fund (other than W&R Limited-Term Bond Fund, W&R Money Market Fund and W&R
Municipal Bond Fund) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such
Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the
U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.
Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Currency Contracts.Each Fund (other than W&R Limited-Term
Bond Fund, W&R Money Market Fund and W&R Municipal Bond Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term)
from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

     A Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for
U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S.
dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     A Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the
Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

      Combined Positions.A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover.A Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A
Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      Swaps, Caps, Floors and Collars. Each Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield because these agreements may affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-
backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Caps, floors and collars have an effect similar to buying or writing options.

     The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

   Repurchase Agreements

     Each Fund may purchase securities subject to repurchase agreements.
The Fund will not enter into a repurchase transaction that will cause more than 10% or 15%, as applicable, of the Fund's net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See, Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller
(normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the
Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon.
Repurchase agreements are entered into only with those entities approved by
WRIMCO.

   Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the
Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the
Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See
Illiquid Investments.

   U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S.
Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing
Administration, Fannie Mae, Farmers Home Administration, Export-Import Bank
of the United States, Small Business Administration, Ginnie Mae, General
Services Administration, Central Bank for Cooperatives, Federal Home Loan
Banks, Freddie Mac, Farm Credit Banks, Maritime Administration, the
Tennessee Valley Authority, the Resolution Funding Corporation and the
Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan
Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie
Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. A Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

     U.S. Government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S.
Government agencies or instrumentalities including, but not limited to,
Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See, Mortgage-Backed and Asset-Backed
Securities. Timely payment of principal and interest on Ginnie Mae pass-
throughs is guaranteed by the full faith and credit of the United States.
Freddie Mac and Fannie Mae are both instrumentalities of the U.S.
Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

   Warrants and Rights

     Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might
be. They are also generally less liquid than an investment in the underlying securities.

   When-Issued and Delayed-Delivery Transactions

     Each Fund may purchase securities in which it may invest on a when-
issued or delayed-delivery basis or sell them on a delayed-delivery basis.
In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-
delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-
delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily the Fund purchases securities on a when-issued or delayed-
delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the settlement date), the Fund could sell the securities if WRIMCO decides it is advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

   Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest;
instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

     A Fund may invest in zero coupon securities that are stripped U.S.
Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with original issue discount
(OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury
Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury
Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of
Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution
Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Investment Restrictions and Limitations

     Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment restrictions set forth in their entirety, which, like each
Fund's goal(s), cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67%
or more of a Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.

     (1)  Each Fund (other than W&R Asset Strategy Fund) may not buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, each of these Funds may buy obligations or instruments that it
          otherwise may buy even though the issuer invests in real estate or interests in real estate. W&R Asset Strategy Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of
          securities (but this shall not prevent this Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests
          therein, nor shall this prevent this Fund from purchasing
          interests in pools of real estate mortgage loans);

     (2)  Each Fund (other than W&R Asset Strategy Fund) may not acquire shares of an investment company that issues redeemable
          securities. Each Fund (other than W&R Limited-Term Bond Fund, W&R
          Money Market Fund or W&R Municipal Bond Fund) may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. Each of these Funds may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities.

          As operating policies, W&R High Income Fund and W&R Science and
          Technology Fund do not intend to invest more than 5% of their respective total assets in such securities; W&R Asset Strategy
          Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act;

          Notwithstanding the foregoing, each of the Funds (other than W&R
          Limited-Term Bond Fund, W&R Money Market Fund or W&R Municipal
          Bond Fund) may also acquire investment company shares as part of a merger, consolidation or other reorganization;

     (3)  No Fund may lend money or other assets, other than through certain limited types of loans; however, each Fund may buy debt securities and other obligations consistent with its goal(s) and its other investment policies and restrictions, may enter into repurchase agreements (see Repurchase Agreements) and, except W&R
          Municipal Bond Fund, may lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and as consistent with its goal(s) and its other investment policies and restrictions;

          The following interpretation applies to, but is not part of, this fundamental restriction:  the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

     (4)  No Fund may invest for the purpose of exercising control or management of another issuer;

     (5)  No Fund may sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other
          financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and
          (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (6)  No Fund may engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

     (7)  No Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of a Fund's total assets would be invested in securities of that issuer, provided that U.S. Government
          securities are not subject to this limitation and up to 25% of the total assets of each Fund may be invested without regard to these restrictions;

     (8)  No Fund (other than W&R Science and Technology Fund) may buy a security, except for U.S. Government securities, if, as a result,
          25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than
          PABs) for W&R Municipal Bond Fund and except for bank obligations and instruments for W&R Money Market Fund;

     (9)  W&R Money Market Fund and W&R Municipal Bond Fund may not
          purchase warrants;

    (10)  Each Fund (other than W&R Asset Strategy Fund) may not purchase or sell physical commodities; however, this policy does not prevent these Funds (other than W&R Money Market Fund, W&R
          Limited-Term Bond Fund or W&R Municipal Bond Fund) from
          purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments. W&R Asset Strategy Fund may not purchase or sell physical commodities, except that this Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent this Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

    (11)  No Fund may issue senior securities. Each Fund may, however, issue additional series and classes of shares in accordance with the Articles of Incorporation.

          Each Fund (other than W&R Asset Strategy Fund and W&R Mid Cap
          Growth Fund) may not borrow money, except that these Funds may borrow money (and pledge assets in connection therewith) from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective total assets (10% of the total assets of W&R Money Market Fund).

          W&R Asset Strategy Fund may borrow money only for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets
          (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of W&R Asset Strategy Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the
          33 1/3% limitation. For purposes of this limitation, three days means three days, exclusive of Sundays and holidays.

          W&R Money Market Fund may not pledge, mortgage, or hypothecate assets as security for indebtedness except to secure permitted borrowings;

   (12)   Each Fund (except W&R Asset Strategy Fund) may not invest in interests in oil, gas or mineral leases or mineral development programs, including oil and gas limited partnerships;

   (13)   At least 80% of W&R Municipal Bond Fund's net assets will be invested during normal market conditions in municipal bonds; and

   (14)   No Fund may participate on a joint, or a joint and several basis, in any trading account in securities.

      The method of determining who is an issuer for purposes of the 5%
limitation in fundamental restriction (7) is non-fundamental. In particular, in applying this limitation:

     (a)  For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that
          government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

     (b)  For PABs, the nongovernmental user of facilities financed by the user is considered a separate issuer; and

     (c)  W&R Municipal Bond Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and
          included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets.

      The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

     (1)  During normal market conditions, at least 80% of the net assets of W&R Small Cap Growth Fund will be invested in small-cap growth stocks; at least 80% of the net assets of W&R Large Cap Growth
          Fund will be invested in large-cap growth stocks; at least 80% of the net assets of W&R Mid Cap Growth Fund will be invested in mid-cap growth stocks; and at least 80% of W&R Tax-Managed Equity
          Fund's net assets will be invested in equity securities.

     (2)  During normal market conditions, at least 80% of W&R
          International Growth Fund's net assets will be invested in foreign securities and at least 65% of its total assets will be invested in at least three different countries outside the United
          States. W&R International Growth Fund may not purchase a foreign security if, as a result of such purchase, more than 75% of its total assets would be invested in issuers of any one foreign country.

     (3)  During normal market conditions, W&R Science and Technology Fund will invest at least 80% of its net assets in securities of science and technology companies.

     (4)  W&R High Income Fund will not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Fund does not currently intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

     (5)  W&R Municipal Bond Fund does not intend to invest more than 50%
          of its total assets in PABs. Up to 10% of W&R Municipal Bond
          Fund's total assets may be invested in debt securities other than municipal bonds. The Fund will have less than 25% of its total assets invested in securities of issuers located in any single state.

     (6)  At least 80% of W&R Limited-Term Bond Fund's net assets will be invested during normal market conditions in bonds.

     (7)  W&R Money Market Fund may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided however, the Fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after purchase. The Fund may rely on this exception only as to one issuer at a time. W&R Money Market
          Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. Government securities) limited to the greater of 1% of the Fund's total assets or $1,000,000, as determined in accordance with Rule 2a-7.

     (8)  Each Fund (other than W&R Asset Strategy Fund, W&R High Income
          Fund and W&R Money Market Fund) does not currently intend to invest in non-investment grade debt securities and unrated securities judged by WRIMCO to be of equivalent quality if, as a result, more than 5% of its total assets, respectively, would consist of such investments. W&R Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities. W&R High Income Fund may invest all of its assets in non-investment grade debt securities. W&R Limited-Term
          Bond Fund does not currently intend to invest more than 50% of its total assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by Moody's). At least 80% of W&R Municipal Bond Fund's net assets will consist of municipal bonds of investment grade. W&R Money
          Market Fund may not invest in non-investment grade debt
          securities.

     (9)  Subject to the diversification requirements of Rule 2a-7, W&R
          Money Market Fund may invest up to 10% of its total assets in
          Canadian Government obligations. W&R Money Market Fund may not invest more than 25% of its total assets in a combination of
          Canadian Government obligations and foreign bank obligations.

    (10)  W&R Asset Strategy Fund currently intends to limit its investments in foreign securities, under normal market
          conditions, to no more than 50% of its total assets. W&R High
          Income Fund may invest an unlimited amount of its total assets in foreign securities.

    (11)  Each of W&R Core Equity Fund and W&R Small Cap Growth Fund may
          invest up to 10% of its net assets, and W&R Science and
          Technology Fund may invest up to 20% of its net assets, in foreign securities. Each of W&R Large Cap Growth Fund, W&R Mid
          Cap Growth Fund and W&R Tax-Managed Equity Fund may invest up to
          25% of its total assets, respectively, in foreign securities. W&R
          Limited-Term Bond Fund and W&R Municipal Bond Fund may not invest in foreign securities.

    (12)  W&R Asset Strategy Fund, W&R Limited-Term Bond Fund and W&R
          Municipal Bond Fund do not currently intend to invest more than
          5% of their respective total assets in when-issued and delayed delivery transactions.

    (13   Each Fund may not purchase a security if, as a result, more than
          10% (15% for W&R Asset Strategy Fund, W&R Large Cap Growth Fund,
          W&R Mid Cap Growth Fund and W&R Tax-Managed Equity Fund) of its
          net assets would consist of illiquid investments.

    (14)   Each Fund (other than W&R Money Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments only if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

    (15)  To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a
          CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions
          (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of that Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.)  This policy does not limit to 5% the percentage of a
          Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

    (16)  W&R Asset Strategy Fund may borrow money only from a bank. The
          Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

    (17)  W&R Mid Cap Growth Fund may borrow only from banks and only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all
          borrowings including the proposed borrowing.

    (18)  W&R Asset Strategy Fund does not currently intend to invest in money market instruments rated below the highest rating category by S&P or Moody's, or if unrated, judged by WRIMCO to be of equivalent quality; provided, however, that the Fund may invest in a money market instrument rated below the highest rating category by S&P or Moody's if such instrument is subject to a letter of credit or similar unconditional credit enhancement that is rated A-1 by S&P or P-1 by Moody's, or if unrated, judged by
          WRIMCO to be of equivalent quality.

    (19)  W&R Asset Strategy Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt
          instruments. (This limitation does not apply to purchases of debt securities and other obligations or to repurchase agreements.)

    (20)  W&R Asset Strategy Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

    (21)  W&R Money Market Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign
          currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S.
          dollars.

     An investment policy or limitation that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A
Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The portfolio turnover rates for the fiscal years ended March 31, 2002 and 2001 for each of the Funds were as follows:

                                       2002        2001

W&R Asset Strategy Fund               143.38%     214.77%
W&R Core Equity Fund                   22.36%      39.02%
W&R High Income Fund                   82.42%     114.89%
W&R International Growth Fund         133.83%     103.03%
W&R Large Cap Growth Fund              98.59%      75.42%
W&R Limited-Term Bond Fund             32.97%      16.10%
W&R Mid Cap Growth Fund                39.05%     110.18%
W&R Money Market Fund                      NA          NA
W&R Municipal Bond Fund                36.41%      34.78%
W&R Science and Technology Fund        90.92%     111.25%
W&R Small Cap Growth Fund              28.77%      47.85%
W&R Tax-Managed Equity Fund            95.60%      73.46%

     The portfolio turnover rate for the common stock portion of W&R Asset
Strategy Fund's portfolio for the fiscal year ended March 31, 2002 was
335.33%; the rate for the remainder of the portfolio was 81.00%.

     A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.

                 INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     W&R Funds has an Investment Management Agreement (the Management
Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. WRIMCO is a wholly owned subsidiary of Waddell & Reed, W&R
Fund's principal underwriter and distributor. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial,
Inc., a publicly held company. The address of these companies is 6300 Lamar
Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the
Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with W&R Funds. The Management
Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Shareholder Servicing
Agreement or Accounting Services Agreement.

     WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors
Funds, W&R Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc. since each company's inception. Waddell & Reed serves as principal underwriter for W&R Funds, Waddell & Reed Advisors Funds and
Waddell & Reed InvestEd Portfolios, Inc., and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle.

     The Management Agreement was renewed by the Board of Directors at the meeting held August 22, 2001, and will continue in effect for the period from October 1, 2001, through September 30, 2002, unless sooner terminated.
The Management Agreement provides that it may be renewed year to year, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Directors who are not deemed to be
"interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO
(the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days'
written notice to the other party, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the
1940 Act).

     In connection with their consideration of the Management Agreement as to the Fund, the Disinterested Directors met separately with independent legal counsel. In determining whether to renew the Management Agreement as to the Fund, the Disinterested Directors, as well as the Board of
Directors, considered a number of factors, including: the nature and quality of investment management services to be provided to the Fund by
WRIMCO, including WRIMCO's investment management expertise and the personnel, resources and experience of WRIMCO; the cost to WRIMCO in providing its services under the Management Agreement and WRIMCO's profitability; whether the Fund and its shareholders will benefit from economies of scale; whether WRIMCO or any of its affiliates will receive ancillary benefits that should be taken into consideration in evaluating the investment management fee payable by the Funds; and the investment management fees paid by comparable investment companies.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between W&R
Funds and Waddell & Reed Services Company (the Agent), a subsidiary of
Waddell & Reed, the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to W&R Funds and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of
Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between W&R Funds and the Agent, the Agent provides W&R Funds with bookkeeping and accounting services and assistance, including maintenance of Fund records, pricing of
Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new
Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Directors without shareholder approval.

Payments for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, W&R
Funds pays WRIMCO a fee as described in the Prospectuses. The management fees paid to WRIMCO during the fiscal years ended March 31, 2002, 2001 and
2000 for each of the Funds then in existence were as follows:

                               2002           2001              2000

W&R Asset Strategy Fund    $  399,103    $  401,818          $  289,366
W&R Core Equity Fund        2,893,713     3,869,543           3,827,376
W&R High Income Fund                0[1]          0[1]          136,556
W&R International Growth      950,632     1,544,356           1,274,648
Fund
W&R Large Cap Growth Fund     154,239[1]     69,709[1],[2]           NA
W&R Limited-Term Bond          57,632[1]          0[1]           30,177
Fund
W&R Mid Cap Growth Fund             0[1]          0[1],[2]           NA
W&R Money Market Fund               0[1]          0[1],[2]           NA
W&R Municipal Bond Fund       141,690       138,980             202,017
W&R Science an
Technology Fund             1,208,793     1,723,401           1,213,722
W&R Small Cap Growth Fund   4,399,320     5,539,787           5,008,973
W&R Tax-Managed Equity              0[1]          0[1],[2]           NA
Fund

[1]WRIMCO has voluntarily agreed to waive its investment management fee on any day that a Fund's net assets are less than $25 million, subject to
WRIMCO's right to change or modify this waiver. If WRIMCO had not waived any portion of its fee, the management fees to WRIMCO by W&R High Income
Fund, W&R Large Cap Growth Fund, W&R Limited-Term Bond Fund, W&R Mid Cap
Growth Fund, W&R Money Market Fund and W&R Tax-Managed Equity Fund for the
fiscal year ended March 31, 2002 would have been $123,648, $35,950,
$60,360, $165,432, $56,110 and $36,744, respectively. If WRIMCO had not waived any portion of its fee, the management fees paid to WRIMCO by W&R
High Income Fund, W&R Large Cap Growth Fund, W&R Limited-Term Bond Fund,
W&R Mid Cap Growth Fund, W&R Money Market Fund and W&R Tax-Managed Equity
Fund for the fiscal year ended March 31, 2001 would have been $126,954,
$113,179, $95,901, $78,270, $20,736 and $25,656, respectively. If WRIMCO had not waived any portion of its fee, the management fees paid to WRIMCO by W&R High Income Fund and W&R Limited-Term Bond Fund for the fiscal year ended March 31, 2000 would have been $161,459 and $116,160, respectively.
[2]For the period from 6/30/00, the date of the initial public offering, to
 3/31/01.

     For purposes of calculating the daily fee, W&R Funds does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid to W&R Funds. W&R Funds accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, effective December 1, 2001, with respect to Class A, Class B and Class C shares, each Fund paid the
Agent a monthly fee as follows:

     For W&R Asset Strategy Fund, an amount payable on the first day of each month of $1.5792 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R High Income Fund, W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund, an amount payable on the first day of each month of $1.6958 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid
Cap Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth
Fund, W&R Tax-Managed Equity Fund and W&R Core Equity Fund, an amount payable on the first day of each month of $1.5042 for each account of a
Fund which was in existence during any portion of the immediately preceding month.

     For W&R Money Market Fund, an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month and, in addition, for Class
A shares, the Fund also pays the Agent a monthly fee of $0.75 for each shareholder check it processes.

     With respect to Class Y shares, each Fund pays the Agent an amount payable on the first day of each month equal to 1/12 of .15 of 1% of the average daily net assets of the Class for the preceding month.

     Prior to December 1, 2001, with respect to Class A, Class B and Class
C shares, each Fund paid the Agent a monthly fee as follows:

     For W&R Asset Strategy Fund, an amount payable on the first day of each month of $1.4125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R High Income Fund, W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund, an amount payable on the first day of each month of $1.6125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid
Cap Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth
Fund, W&R Tax-Managed Equity Fund and W&R Core Equity Fund, an amount payable on the first day of each month of $1.3375 for each account of a
Fund which was in existence during any portion of the immediately preceding month.

     For W&R Money Market Fund, an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month and, in addition, for Class
A shares, the Fund also paid the Agent a monthly fee of $0.75 for each shareholder check it processed.

     Each Fund also pays certain out-of-pocket expenses of the Agent, including:  long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs;
charges of any sub-agent used by Agent in performing services under the
Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or the Agent.

     Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                          Accounting Services Fee

           Average Net Asset Level           Annual Fee
          (all dollars in millions)       Rate for Each Fund
           -------------------------        ------------------

          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000

     Plus, for each class of shares in excess of one, a Fund pays the Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

    Fees paid to the Agent during the fiscal years ended March 31, 2002,
2001 and 2000 for each of the Funds then in existence were as follows:

                                  2002         2001         2000

W&R Asset Strategy Fund        $35,475      $33,194      $20,833
W&R Core Equity Fund            70,950       73,510       64,167
W&R High Income Fund            11,825       11,065       18,333
W&R International Growth Fund   44,344       47,592       41,667
W&R Large Cap Growth Fund       20,694[1]    10,840           NA
W&R Limited-Term Bond Fund      16,752       11,065       10,000
W&R Mid Cap Growth Fund         11,825[1]     5,913           NA
WW&R Money Market Fund          11,550[1]     1,925           NA
W&R Municipal Bond Fund         23,650       22,129       20,000
W&R Science and
Technology Fund                 47,300       50,548       38,333
W&R Small Cap Growth Fund       74,892       76,467       66,667
W&R Tax-Managed Equity               0            0[1]        NA
Fund

[1]For the period from 6/30/00, the date of the initial public offering, to
 3/31/01.

     Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above,
WRIMCO and the Agent, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services, unless otherwise referenced in the applicable agreement. Amounts paid by a Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Directors and officers of
W&R Funds who are affiliated with Waddell & Reed and its affiliates. The
Funds pay the fees and expenses of the other Directors.

     Each Fund pays all of its other expenses. These include, for each
Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Arrangement

     Waddell & Reed acts as principal underwriter and distributor of the
Funds' shares pursuant to an underwriting agreement (the Underwriting
Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

     The aggregate dollar amounts of underwriting commissions for each Fund for Class A shares for the fiscal periods shown were as follows:

                                3-31-02    3-31-01

W&R Asset Strategy Fund        $ 49,220   $ 55,325
W&R Core Equity Fund             99,876     96,329
W&R High Income Fund             26,214     10,912
W&R International Growth Fund    43,432     90,757
W&R Large Cap Growth Fund        93,171    240,775
W&R Limited-Term Bond Fund       76,997      3,780
W&R Mid Cap Growth Fund          94,488    162,467
W&R Money Market Fund               ---        ---
W&R Municipal Bond Fund           9,628      4,133
W&R Science and Technology Fund  92,478    137,599
W&R Small Cap Growth Fund       151,481    127,764
W&R Tax-Managed Equity Fund      13,670     46,961

     The aggregate dollar amounts of underwriting commissions for the Funds for Class B shares for the fiscal periods shown were as follows:

                                3-31-02    3-31-01

W&R Asset Strategy Fund         $ 9,074       $693
W&R Core Equity Fund              6,559      3,712
W&R High Income Fund              2,063         46
W&R International Growth Fund     5,074         19
W&R Large Cap Growth Fund        13,047        425
W&R Limited-Term Bond Fund          878        ---
W&R Mid Cap Growth Fund           9,288        352
W&R Money Market Fund             3,530        ---
W&R Municipal Bond Fund               0        ---
W&R Science and Technology Fund   8,035      1,046
W&R Small Cap Growth Fund         9,820        629
W&R Tax-Managed Equity Fund       1,081        ---

     The aggregate dollar amounts of underwriting commissions for the Funds for Class C shares for the fiscal periods shown were as follows:

                                3-31-02     3-31-01     3-31-00

W&R Asset Strategy Fund          $2,201      $2,300        $196
W&R Core Equity Fund              9,889      16,363       2,493
W&R High Income Fund                585         235         241
W&R International Growth Fund     1,901      15,985         617
W&R Large Cap Growth Fund         1,293       1,334          NA
W&R Limited-Term Bond Fund          706         343          20
W&R Mid Cap Growth Fund           1,264       1,009          NA
W&R Money Market Fund             4,554       2,709          NA
W&R Municipal Bond Fund           1,013         562         392
W&R Science and Technology Fund   4,189      37,148       2,222
W&R Small Cap Growth Fund         8,311      27,077       2,608
W&R Tax-Managed Equity Fund         241         404          NA

     The amounts retained by Waddell & Reed for each Fund for the fiscal periods shown were as follows:

                                3-31-02     3-31-01

W&R Asset Strategy Fund         $   ---     $   ---
W&R Core Equity Fund                ---         ---
W&R High Income Fund              3,759         ---
W&R International Growth Fund       ---         ---
W&R Large Cap Growth Fund        29,821      31,259
W&R Limited-Term Bond Fund       15,907         ---
W&R Mid Cap Growth Fund          28,804      18,016
W&R Money Market Fund               ---       2,709
W&R Municipal Bond Fund             ---         ---
W&R Science and Technology Fund     ---         ---
W&R Small Cap Growth Fund           ---         ---
W&R Tax-Managed Equity Fund       4,963      11,478

     Under the Distribution and Service Plan (the Plan) for Class A shares adopted by W&R Funds pursuant to Rule 12b-1 under the 1940 Act, (Rule 12b-1)
each Fund (other than W&R Money Market Fund) may pay Waddell & Reed a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid daily, to compensate Waddell & Reed for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares and/or the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

     Under the Plans adopted for Class B shares and Class C shares respectively, each Fund may pay Waddell & Reed a service fee not to exceed
0.25% of the Fund's average annual net assets attributable to that class, paid daily, to compensate Waddell & Reed, Inc. for its services, either directly or through others, in connection with the provision of personal services to shareholders of that class and/or the maintenance of shareholder accounts of that class and a distribution fee not to exceed
0.75% of the Fund's average annual net assets attributable to that class, paid monthly, to compensate Waddell & Reed for its services, either directly or through others, in connection with the distribution of shares of that class. Under the Plan adopted for Class Y shares, each Fund pays
Waddell & Reed daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y NAV.

     Waddell & Reed offers the Funds' shares through its financial advisors, registered representatives and sales managers  (the sales force)and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell &
Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds' shares. The Plans permit Waddell & Reed to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plans also contemplate that Waddell & Reed may be compensated for its activities in connection with:  compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each
Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each
Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Funds, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. Each Plan and the Underwriting
Agreement contemplate that Waddell & Reed may be compensated for these class-related distribution efforts through the distribution fee.

     The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and Waddell &
Reed or its subsidiary, Waddell & Reed Services Company, as well as other parties may also provide services to shareholders through telephonic means and written communications. Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares.

     For the fiscal period ended March 31, 2002, W&R Funds paid (or accrued) the following amounts to Waddell & Reed as distribution fees and service fees under the Class A Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund          $2,100      $6,047
W&R Core Equity Fund              3,700      11,575
W&R High Income Fund                600       2,003
W&R International Growth Fund     4,500      10,647
W&R Large Cap Growth Fund        11,500      33,801
W&R Limited-Term Bond Fund          500       5,875
W&R Mid Cap Growth Fund           7,800      25,226
W&R Municipal Bond Fund             700       3,297
W&R Science and
Technology Fund                   5,800      16,327
W&R Small Cap Growth Fund         4,300      29,089
W&R Tax-Managed Equity            1,600       8,446
Fund

     For the fiscal period ended March 31, 2002, W&R Funds paid (or accrued) the following amounts to Waddell & Reed as distribution fees and service fees under the Class B Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund         $17,856      $5,952
W&R Core Equity Fund             41,556      13,851
W&R High Income Fund              6,655       2,218
W&R International Growth Fund    16,000       5,335
W&R Large Cap Growth Fund        17,794       5,931
W&R Limited-Term Bond Fund        6,160       2,053
W&R Mid Cap Growth Fund          14,404       4,801
W&R Money Market Fund             3,866       1,289
W&R Municipal Bond Fund             483         161
W&R Science and
Technology Fund                  29,045       9,679
W&R Small Cap Growth Fund        49,100      16,389
W&R Tax-Managed Equity            2,551         850
Fund

     For the fiscal year ended March 31, 2002, W&R Funds paid (or accrued)
the following amounts to Waddell & Reed as distribution fees and service fees under the Class C Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund        $380,399    $127,034
W&R Core Equity Fund          2,995,815     997,969
W&R High Income Fund            132,859      44,596
W&R International Growth Fund   728,717     242,606
W&R Large Cap Growth Fund        47,866      15,955
W&R Limited-Term Bond Fund      138,509      47,425
W&R Mid Cap Growth Fund          30,711      10,236
W&R Money Market Fund            63,950      21,317
W&R Municipal Bond Fund         190,013      63,338
W&R Science and
Technology Fund                 956,436     318,568
W&R Small Cap Growth Fund     3,461,531   1,153,226
W&R Tax-Managed Equity            9,733       3,245
Fund

     For the fiscal year ended March 31, 2002, W&R Funds paid (or accrued)
the following amounts to Waddell & Reed as distribution fees and service fees under the Class Y Plan for each of the Funds:

                             Distribution
Fund                         and Service
                                 Fees

W&R Asset Strategy Fund          $1,511
W&R Core Equity Fund              6,781
W&R High Income Fund                 50
W&R International Growth Fund    17,032
W&R Large Cap Growth Fund         1,084
W&R Limited-Term Bond Fund        4,233
W&R Mid Cap Growth Fund             588
W&R Municipal Bond Fund               4
W&R Science and
Technology Fund                   5,461
W&R Small Cap Growth Fund        92,163
W&R Tax-Managed Equity               NA
Fund

     The only Directors or interested persons, as defined in the 1940 Act, of W&R Funds who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of
Waddell & Reed Financial, Inc., the indirect parent company of Waddell &
Reed. Each Plan is anticipated to benefit the applicable Fund and its shareholders affected by the particular Plan through Waddell & Reed's activities not only to distribute the affected shares of W&R Funds but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with W&R Funds. Each Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of that Fund class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal(s) of a Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each
Fund anticipates that the revenues from the Plans will provide Waddell &
Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to each Fund and its affected shareholders.

     To the extent that Waddell & Reed incurs expenses for which compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Waddell & Reed
Advisors Funds or W&R Funds, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

    As noted above, the Funds are offered through Waddell & Reed and other broker-dealers.  Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by clients of Legend Equities Corporation (Legend), Waddell & Reed (or its
affiliate) may pay Legend 1.00% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay
Legend 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay Legend 1.00% of net assets invested.

     Each Plan and the Underwriting Agreement were approved by the Board of
Directors, including the Directors who are not interested persons of W&R
Funds or of Waddell & Reed and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the
Plans (hereafter the Plan Directors).

     Among other things, the Plan for each class provides that (1) Waddell
& Reed will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the
Plan Directors acting in person at a meeting called for that purpose, (3)
payments under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of that class of each affected Fund, and (4) while the Plan remains in effect,

the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The custodian for each Fund is UMB Bank, n.a., 928 Grand Boulevard,
Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand
Boulevard, Kansas City, Missouri, the Funds' independent auditors, audits the Funds' financial statements.

                 PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The NAV of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectuses. The sales charge is paid to
Waddell & Reed. The price makeup as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to
Shareholders, which is incorporated into this SAI by reference, was as follows:

      W&R Asset Strategy Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $11.33
     Add:  selling commission (5.75% of offering
       price) ....................................    0.69
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $12.02
                                                    ======

      W&R Core Equity Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.89
     Add:  selling commission (5.75% of offering
       price) ....................................    0.54
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.43
                                                    ======

      W&R High Income Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.48
     Add:  selling commission (5.75% of offering
       price) ....................................    0.52
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.00
                                                     =====

      W&R International Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $ 9.82
     Add:  selling commission (5.75% of offering
       price) ....................................    0.60
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $10.42
                                                    ======

      W&R Large Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $9.21
     Add:  selling commission (5.75% of offering
       price) ....................................    0.56
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.77
                                                    ======

      W&R Limited-Term Bond Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.20
     Add:  selling commission (4.25% of offering
       price) ....................................    0.45
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 95.75%) ...........  $10.65
                                                    ======

      W&R Mid Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.91
     Add:  selling commission (5.75% of offering
       price) ....................................    0.54
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.45
                                                     =====

      W&R Municipal Bond Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.61
     Add:  selling commission (4.25% of offering
       price) ....................................    0.47
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 95.75%) ...........  $11.08
                                                    ======

      W&R Science and Technology Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $18.19
     Add:  selling commission (5.75% of offering
       price) ....................................    1.11
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $19.30
                                                    ======

      W&R Small Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.59
     Add:  selling commission (5.75% of offering
       price) ....................................    0.65
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $11.24
                                                    ======

      W&R Tax-Managed Equity Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $6.43
     Add:  selling commission (5.75% of offering
       price) ....................................    0.39
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $6.82
                                                     =====

     The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable Class NAV next calculated following acceptance of a purchase request, in good order.
The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed or an authorized third party properly receives and accepts your order. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

     Waddell & Reed need not accept any purchase order, and it or the Funds may determine to discontinue offering Fund shares for purchase.

     The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days:  New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day. W&R Money
Market Fund is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances.

     The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-
party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value.
When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

     Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is
4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price.
Conversely, the value of a futures contract sold by a Fund will be either the closing purchase price or the asked price.

     When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the
Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (i.e., cash)
basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     W&R Money Market Fund operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

     While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

     Under Rule 2a-7, the Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.
Such procedures must include review of the Fund's portfolio holdings by the
Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund's NAV calculated by using available market quotations deviates from the per share value based on amortized cost.

     For the purpose of determining whether there is any deviation between the value of the Fund's portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

     Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.

     The procedures which the Board of Directors has adopted include changes in the dividends payable by the Fund under specified conditions, as further described under Taxes and Payments to Shareholders. The purpose of this portion of the procedures is to provide for the automatic taking of one of the actions which the Board of Directors might take should it otherwise be required to consider taking appropriate action.

Minimum Initial and Subsequent Investments

     For Class A, Class B and Class C shares, initial investments must be at least $500 (per Fund) with the exceptions described in this paragraph. A
$100 minimum initial investment pertains to exchanges of shares from one
Fund to another Fund. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of
$25 is applicable to purchases made through payroll deduction or certain retirement plan accounts for or by employees of WRIMCO, Waddell & Reed, and their affiliates. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares only)

   Account Grouping

     Large purchases of Class A shares are subject to lower sales charges.
The schedule of sales charges appears in the Prospectuses. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1.   Purchases by an individual for his or her own account (includes purchases under the W&R Funds Revocable Trust Form);

2.   Purchases by that individual's spouse purchasing for his or her own account (includes W&R Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4.   Purchases by that individual or his or her spouse for the account of their child under age 21;

5.   Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors
     Act (UGMA) account;

6.   Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended
     (the Code), provided that such purchases are subject to a sales charge
     (see Net Asset Value Purchases), tax-sheltered annuity account (TSA)
     or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7.   Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     For the foregoing categories, an individual's domestic partner is treated as his or her spouse.

     Examples:

     A.   Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B.   H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C.   H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D.   X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If
          X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made for a participant in a multi-
participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:  H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:  H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become
            participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through
            7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a qualified employee benefit plan of an incorporated business will be grouped. A qualified employee benefit plan is established pursuant to Section 401 of the Code.
All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example:  Corporation X sets up a defined benefit plan; its subsidiary,
          Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in
Account Grouping.

     Account grouping as described above is available under the following circumstances.

   One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example:  H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed is advised that the purchases are entitled to grouping.

   Rights of Accumulation

     If Class A shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the
NAV of the existing account(s) as of the date the new purchase is accepted by Waddell & Reed for the purpose of determining the availability of a reduced sales charge.

Example:  H is a current Class A shareholder who invested in one of the
          Funds three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of that
          (or another) Fund. W's purchase will be combined with H's
          existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed that the purchaser is entitled to a reduced charge and provide Waddell & Reed with the name and number of the existing account(s) with which the purchase may be combined.

   Letter of Intent

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from Waddell & Reed, the purchaser indicates an intention to invest in Class A shares, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-
month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed. Each purchase made from time to time under the
LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of
Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example:  H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000.
          H has an IRA account and the Class A shares held under the IRA in a Fund have a NAV as of the date the LOI is accepted by Waddell &
          Reed of $15,000; H's wife, W, has an account in her own name invested in another Fund which charges the same sales load as the
          Fund, with a NAV as of the date of acceptance of the LOI of
          $10,000; H needs to invest $75,000 in Class A shares over the 13-
          month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to Waddell & Reed within
20 days of Waddell & Reed's request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

     An LOI does not bind the purchaser to buy, or Waddell & Reed to sell, the shares covered by the LOI.

     With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.

     The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

     LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

   Other Funds in the Waddell & Reed Advisors Funds, W&R Funds and Waddell
  & Reed InvestEd Portfolios, Inc.

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell &
Reed Advisors Funds, W&R Funds and Waddell & Reed InvestEd Portfolios, Inc.
subject to a sales charge (for clients of Waddell & Reed and Legend
Equities Corporation (Legend)). A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds, W&R
Funds and/or Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell &
Reed Advisors Cash Management, Inc. or W&R Funds, Inc. Money Market Fund
that were acquired by exchange of another Waddell & Reed Advisors Fund, W&R
Funds or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

Net Asset Value Purchases of Class A Shares

     Class A shares of a Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell &
Reed established for any of these eligible purchasers may also be at NAV.
Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at
NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from
Waddell & Reed, a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

     Until December 31, 2002, Class A shares may be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the
Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

     Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates may be made at NAV.

     Retirement plan accounts held in the Waddell & Reed Advisors
Retirement Plan, offered and distributed by Nationwide Investment Services
Corporation through Nationwide Trust Company, FSB retirement programs.

     Direct Rollovers from the Waddell & Reed Advisors Retirement Plan.

     Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

     Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of the Funds may be made at NAV.

Reasons for Differences in the Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation.
See the table of sales charges in the Prospectus for the Class A shares.
The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the
National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3)
they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows.
Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the
NAV per share of all shares sold or issued.

Exchange Privileges

   Class A Share Exchanges

     Once a sales charge has been paid on shares of a fund in W&R Funds,
Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.,
these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for corresponding shares of another fund in W&R Funds or, for clients of Waddell & Reed or Legend, another fund in Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios,
Inc. The shares you exchange must be worth at least $100 or you must already own shares of a fund in W&R Funds, Waddell & Reed Advisors Funds or
Waddell & Reed InvestEd Portfolios, Inc. into which you want to exchange.

     Except where the special rules described below apply, you may exchange
Class A shares you own in a Fund for Class A shares of another Fund or, for clients of Waddell & Reed or Legend, for Class A shares of a fund in
Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.,
without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     Special rules apply to W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund shares. Class A shares of one of these Funds may be exchanged for
Class A shares of another Fund (or, for customers of Waddell & Reed or
Legend, for Class A shares of a fund within Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.) only if (1) you received the shares to be exchanged as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2)
the shares to be exchanged have been held for at least six months from the date of the original purchase. However, you may exchange, and these restrictions do not apply to exchanges of, Class A shares of W&R Limited-
Term Bond, W&R Municipal Bond Fund or W&R Money Market Fund (or, for
clients of Waddell & Reed or Legend, Class A shares of Waddell & Reed
Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Government
Securities Fund, Inc. or Waddell & Reed Advisors Cash Management, Inc.).

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of W&R Money Market Fund automatically exchanged each month into Class A shares of any other fund in
W&R Funds, provided you already own Class A shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different Funds so long as each fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class B Share Exchanges

     You may exchange Class B shares of one Fund for Class B shares of another Fund or, for clients of Waddell & Reed or Legend, for Class B shares of a fund in Waddell & Reed Advisors Funds or Waddell & Reed
InvestEd Portfolios, Inc. without charge.

     The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class B shares of W&R Money
Market Fund automatically exchanged each month into Class B shares of any other fund in the W&R Funds, provided you already own Class B shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class C Share Exchanges

     You may exchange Class C shares of one Fund for Class C shares of another Fund or, for customers of Waddell & Reed or Legend, for Class C shares of a fund in the Waddell & Reed Advisors Funds or Waddell & Reed
InvestEd Portfolios, Inc. without charge.

     The redemption of a Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class C shares of W&R Money
Market Fund automatically exchanged each month into Class C shares of any other fund in the W&R Funds, provided you already own Class C shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund or for Class A shares of W&R Money Market Fund, and, for clients of Waddell & Reed or Legend, for Class Y shares of a fund within Waddell &
Reed Advisors Funds.

   General Exchange Information

     You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Waddell & Reed
Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios,
Inc. may be sold only within the United States and the Commonwealth of
Puerto Rico.

     The exchange will be made at the NAVs next determined after receipt of your written request in good order by W&R Funds. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

     These exchange rights may be eliminated or modified at any time by the
Funds, upon notice in certain circumstances. The Funds will typically limit activity deemed to be market timing by restricting the amount of exchanges permitted by a shareholder.

Retirement Plans and Other Tax-Deferred Accounts

     Your account may be set up as a funding vehicle for a retirement plan or other tax-deferred savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of one or more of the Funds (other than W&R Municipal Bond Fund or W&R Tax-Managed Equity Fund) or shares of certain other funds in Waddell & Reed Advisors Funds. The dollar limits specified below are for 2002 for Federal income tax purposes and may change for subsequent years.

      Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). For the 2002 through 2004 calendar years, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years. For a married couple, the maximum annual contribution is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse)
or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan
(including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within
60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an
IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

     Roth IRAs.Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar
Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). For a married couple, the annual maximum is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

     In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth
IRA and any of the investor's traditional IRAs may be converted into a Roth
IRA; these rollover distributions and conversions are, however, subject to
Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

      Coverdell Education Savings Accounts (formerly, Education IRAs).
Although not technically for retirement savings, Coverdell Education
Savings Accounts provide a vehicle for saving for a child's education. A
Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2000 to a Coverdell Education Savings
Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2000 may be contributed for any year to
Coverdell Education Savings Accounts for the same beneficiary.
Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-
free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

      Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

      Savings Incentive Match Plans for Employees (SIMPLE Plans).An
employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans.
SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

      Keogh Plans.Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute, for 2001, up to 25%
of his or her annual earned income, with an annual maximum of $35,000, and, for 2002, up to 25% of his or her annual earned income, with a maximum of
$40,000.

      457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

      TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the
Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

      Pension and Profit-Sharing Plans, including 401(k) Plans. With a
401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $11,000 of compensation for 2002, which may be increased each year based on cost-of-
living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-deferred retirement plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Flexible Withdrawal Service for Class A, Class B and Class C Shareholders

     If you qualify, you may arrange to receive through the Flexible
Withdrawal Service (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class
C shares that you own of any of the funds in the Waddell & Reed Advisors
Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class
C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not, annually, exceed 24% of the account value.
Applicable forms to start the Service are available through Waddell & Reed
Services Company.

     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

     To qualify for the Service, you must have invested at least $10,000 in
Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own
Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

     You can choose to have shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-
twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the Plan
Custodian for use of the Service.

     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease.
When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The
Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Redemptions

     The Prospectuses give information as to redemption procedures.
Redemption payments are made within seven (7) days from receipt of request in good order, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities.
Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940
Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Funds offer a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the
NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five (45) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of a Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

     There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five
(45) days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     Each of the Funds has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares
(taken at cost or value as the Board of Directors may determine) is less than $500 or, for W&R Money Market Fund, less than $250. The Board has no intent to require redemptions in the foreseeable future. If it should elect to require redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed. W&R Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than
$250, except for retirement plan accounts.

                          DIRECTORS AND OFFICERS

     The Board of Directors (the Board) oversees the operations of the
Fund, and is responsible for the overall management and supervision of its affairs in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the other funds in the Fund
Complex. The Fund Complex is comprised of the funds in the Waddell & Reed
Advisors Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed
InvestEd Portfolios, Inc., which currently number 47 funds. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the funds in the Fund Complex, based on policies reviewed and approved by the Board.

     Following is a list of the Board of the Fund. All of the Directors oversee all 47 funds in the Fund Complex. Directors serve until resignation, retirement, death or removal.

DISINTERESTED DIRECTORS

     The following table provides information regarding each Director who is not an "interested person" as defined in the 1940 Act.

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
James M. Concannon                 Director            1997
Washburn Law School
1700 College
Topeka, KS 66621
Year of Birth:  1947
--------------------------------- ------------------  ----------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Professor of Law, Washburn Law School;    Am Vestors CBO II, Inc.
Formerly, Dean, Washburn Law School       (bond investment company)
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
John A. Dillingham                 Director            1997
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1939
--------------------------------- ------------------  ----------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
President and Director, JoDill Corp.      None
and Dillingham Enterprises, Inc., both
farming enterprises; formerly,
Instructor at Central Missouri State
University; formerly, Consultant and
Director, McDougal Construction Company
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
David P. Gardner                   Director            1998
2441 Iron Canyon Drive
Park City, UT 84060
Year of Birth:  1933
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Formerly, president, William and          None
Flora Hewlett Foundation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Linda K. Graves                    Director            1995
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1953
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
First Lady of Kansas                      American Guaranty Life
                                          Insurance Company
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Joseph Harroz, Jr.                 Director            1998
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1967
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Vice President and General Counsel,       None
Board of Regents, University of
Oklahoma; Adjunct Professor,
University of Oklahoma Law School;
Managing Member, Harroz Investments,
LLC, commercial enterprise investments
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
John F. Hayes                      Director            1988
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1919
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Chairman, Gilliland & Hayes, P.A.,        Central Bank & Trust;
a law firm                                Central Financial
                                          Corporation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Glendon E. Johnson                 Director            1971
13635 Deering Bay Drive
Unit 284
Miami, FL 33158
Year of Birth:  1924
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Retired; formerly, Chief Executive        Chairman, Bank Assurance
Officer and Director, John Alden          Partners (marketing)
Financial Corporation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Eleanor B. Schwartz                Director            1995
1213 West 95th Court
Chartwell #4
Kansas City, MO 64114
Year of Birth:  1937
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Professor, and formerly, Chancellor,      None
University of Missouri at Kansas City
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Frederick Vogel III                Director            1971
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1935
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Retired                                   None

----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

INTERESTED DIRECTORS

     Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial,
Inc. (WDR) or its wholly-owned subsidiaries, including the funds'
investment advisor, Waddell & Reed Investment Management Company (WRIMCO),
the funds' principal underwriter, Waddell & Reed, Inc. (W&R), and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. The fourth interested director, Mr. Ross, is a shareholder in a law firm that has represented W&R within the past two years.

-------------------------------- ------------------    ---------------
-------------------------------- ------------------    ---------------
                                POSITION(S)            TERM OF OFFICE:
                                HELD WITH THE          DIRECTOR AND/OR
NAME, ADDRESS AND AGE           COMPANY                OFFICER SINCE
-------------------------------- ------------------    ---------------
Keith A. Tucker                 Chairman of the Board  1998
6300 Lamar Avenue               Director               1993
Overland Park, KS 66202
Year of Birth:  1945
-------------------------------- ------------------    ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Chairman of the Board, Chief Executive     None
Officer and Director of WDR; formerly,
Principal Financial Officer of WDR;
Chairman of the Board and Director of
W&R, WRIMCO and WRSCO; formerly,
Vice Chairman of the Board of Directors
of Torchmark Corporation; formerly,
Chairman of the Board of Directors of
Torchmark Distributors, Inc.
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

------------------------------- ------------------     ---------------
------------------------------- ------------------     ---------------
                                POSITION(S)            TERM OF OFFICE:
                                HELD WITH THE          DIRECTOR AND/OR
NAME, ADDRESS AND AGE           COMPANY                OFFICER SINCE
------------------------------- ------------------     ---------------
Henry J. Herrmann                  President           2001
6300 Lamar Avenue                  Director            1998
Overland Park, KS 66202
Year of Birth:  1942
------------------------------- ------------------    ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
President, Chief Investment Officer       None
and Director of WDR; formerly, Treasurer
of WDR; Director of W&R; President, Chief
Executive Officer, Chief Investment
Officer and Director of WRIMCO
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Robert L. Hechler                  Director            1998
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1936
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Consultant and Director of WDR;           None
Consultant of W&R; formerly, Executive
Vice President and Chief Operating
Officer of WDR; formerly, President,
Chief Executive Officer, Principal
Financial Officer, Treasurer and
Director of W&R; formerly, Executive
Vice President, Principal Financial
Officer, Treasurer and Director of WRIMCO;
formerly, President, Treasurer and
Director of WRSCO
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Frank J. Ross, Jr.                 Director            1996
Polsinelli, Shalton & Welte
700 West 47th Street, Suite 1000
Kansas City, MO 64112
Year of Birth:  1953
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Shareholder/Director, Polsinelli,         Columbian Bank & Trust
Shalton & Welte, P.C., a law firm
----------------------------------------- ---------------------------
----------------------------------------  ---------------------------

OFFICERS

     The Board has appointed officers who are responsible for the day-to-
day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is
President, the Fund's officers are:

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)

                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------  ------------------   ---------------
Theodore W. Howard                 Vice President        1987
6300 Lamar Avenue                  Treasurer             1976
Overland Park, KS 66202            Principal
Year of Birth:  1942               Accounting Officer    1976
                                   Principal
                                   Financial Officer     2002
---------------------------------  ------------------   ---------------

-----------------------------------------   ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------   ---------------------------
Senior Vice President of WRSCO; Vice         None
President, Treasurer, Principal Accounting
Officer and Principal Financial Officer of
each of the funds in the Fund Complex;
formerly, Vice President of WRSCO
-----------------------------------------   ---------------------------
-----------------------------------------   ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------   ------------------   ---------------
Daniel C. Schulte                  Vice President        2000
6300 Lamar Avenue                  General Counsel       2000
Overland Park, KS 66202            Assistant Secretary   2000
Year of Birth:  1965
---------------------------------  ------------------  ---------------

-----------------------------------------  ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------  ---------------------------
Vice President, Secretary and General        None
Counsel of WDR; Senior Vice President,
Secretary and General Counsel of W&R,
WRIMCO and WRSCO; Vice President, General
Counsel and Assistant Secretary of each
of the funds in the Fund Complex; formerly,
Assistant Secretary of WDR; formerly, an
attorney with Klenda, Mitchell, Austerman
& Zuercher, L.L.C.
-----------------------------------------  ---------------------------
-----------------------------------------  ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------- ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------  ------------------  ---------------
Kristen A. Richards                Vice President        2000
6300 Lamar Avenue                  Secretary             2000
Overland Park, KS 66202            Associate
Year of Birth:  1967               General Counsel       2000
---------------------------------  ------------------   ---------------

-----------------------------------------  ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------  ---------------------------
Vice President, Associate General Counsel    None
and Chief Compliance Officer of WRIMCO;
Vice President, Secretary and Associate
General Counsel of each of the funds in
the Fund Complex; formerly, Assistant
Secretary of each of the funds in the
Fund Complex; formerly, Compliance
Officer of WRIMCO
-----------------------------------------  ---------------------------
-----------------------------------------  ---------------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Michael L. Avery                   Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1953
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of, and Director       None
of Research for, WRIMCO; Vice President
and portfolio manager of four funds in
the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------   ---------------
---------------------------------  ----------------   ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------   ---------------
Bryan J. Bailey                    Vice President        2000
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1963
---------------------------------  ----------------   ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in
the Fund Complex; formerly, assistant
portfolio manager for investment
companies managed by WRIMCO; formerly,
employee of WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:

NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Daniel P. Becker                   Vice President        2000
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1964
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager for
two funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Thomas A. Mengel                   Vice President        1996
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1957
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of
three funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Barry M. Ogden                     Vice President        2002
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1969
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in the
Fund Complex; assistant portfolio manager
for one fund in the Fund Complex; formerly,
assistant portfolio manager for investment
companies managed by WRIMCO; formerly,
employee of WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Louise D. Rieke                    Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1949
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of two
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Grant P. Sarris                    Vice President        1998
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1966
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex; formerly,
assistant portfolio manager for WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Kimberly Scott                     Vice President        2001
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1960
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in the
Fund Complex; formerly, investment analyst

for WRIMCO; formerly, equity analyst for
Bartlett & Company
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Zachary H. Shafran                 Vice President        2001
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1965
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex; formerly,
portfolio manager for other investment
companies managed by WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
W. Patrick Sterner                 Vice President      1992
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1949
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ---------------- ---------------
Mira Stevovich                     Vice President        2000
6300 Lamar Avenue                  Asst. Treasurer       2000
Overland Park KS 66202
Year of Birth:  1953
--------------------------------- ---------------- ---------------

------------------------------------------- -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
------------------------------------------- -----------------------
Vice President of WRIMCO; Vice President,    None
Assistant Treasurer and portfolio manager
of four funds in the Fund Complex; formerly,
Assistant Portfolio Manager for funds
managed by WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Daniel J. Vrabac                   Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1954
---------------------------------  ---------------- ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President and Head of Fixed      None
Income for WRIMCO; Vice President and
portfolio manager of five funds in the
Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ---------------- ---------------
James D. Wineland                  Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1951
---------------------------------  ---------------- ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board has established the following committees:  Audit Committee,
Executive Committee, Nominating Committee, Valuation Committee and
Investment Review Committee. The respective duties and current memberships are:

AUDIT COMMITTEE:  The Audit Committee meets with the Fund's independent auditors, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Fund, to review financial statements,

reports, compliance matters, and to discuss such other matters as the
Committee deems appropriate or desirable. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors.
David P. Gardner, James M. Concannon, Linda K. Graves and Robert L. Hechler
are the members of the Audit Committee. During the calendar year ended
December 31, 2001, the Audit Committee met four times.

EXECUTIVE COMMITTEE:  When the Board is not in session, the Executive
Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise provided by law. Keith A. Tucker, Glendon E. Johnson and John A. Dillingham are the members of the Executive Committee. During the calendar year ended December 31, 2001, the Executive Committee did not meet.

NOMINATING COMMITTEE:  The Nominating Committee evaluates, selects and recommends to the Board candidates for disinterested directors. Glendon E.
Johnson, Eleanor B. Schwartz and Frederick Vogel III are the members of the
Nominating Committee. During the calendar year ended December 31, 2001, the
Nominating Committee did not meet.

VALUATION COMMITTEE:  The Valuation Committee reviews and considers valuation recommendations by management for securities for which market quotations are not available, and values such securities and other assets at fair value as determined in good faith under procedures established by the Board. Keith A. Tucker and Henry J. Herrmann are the members of the
Valuation Committee.

INVESTMENT REVIEW COMMITTEE:  The Investment Review Committee considers such matters relating to the investment management of the funds in the Fund
Complex as the Committee may, from time to time, determine warrant review, such as investment management policies and strategies, investment performance, risk management techniques and securities trading practices, and may make recommendations as to these matters to the Board. Frederick
Vogel III, Joseph Harroz, Jr. and David P. Gardner are the members of the
Investment Review Committee. The Investment Review Committee was formed in
February 2002; therefore, during the calendar year ended December 31, 2001, the Committee did not meet.

OWNERSHIP OF FUND SHARES AS OF JANUARY 2, 2002

     The following table provides information regarding shares of the W&R
Funds owned by each Director, as well as the aggregate dollar range of shares owned, by each Director, within the Fund Complex.

DISINTERESTED DIRECTORS

                           DOLLAR RANGE          AGGREGATE DOLLAR RANGE
                           OF FUND OR            OF SHARES OWNED IN ALL
                           PORTFOLIO             FUNDS WITHIN THE
DIRECTOR                   SHARES OWNED          FUND COMPLEX
--------                   --------------      -----------------------
James M. Concannon         $1 to $10,000               over $100,000
John A. Dillingham         $50,001 to $100,000         over $100,000
David P. Gardner           $10,001 to $50,000     $10,001 to $50,000
Linda K. Graves            none                        over $100,000
Joseph Harroz, Jr.         none                        over $100,000
John F. Hayes              none                        over $100,000
Glendon E. Johnson         none                        over $100,000
Eleanor B. Schwartz        none                        $1 to $10,000
Frederick Vogel III        $1 to $10,000               over $100,000

INTERESTED DIRECTORS

                           DOLLAR RANGE       AGGREGATE DOLLAR RANGE
                           OF FUND OR         OF SHARES OWNED IN ALL
                           PORTFOLIO          FUNDS WITHIN THE
DIRECTOR                   SHARES OWNED       FUND COMPLEX
--------                   --------------     -----------------------
Robert L. Hechler          none               over $100,000
Henry J. Herrmann          none               over $100,000
Frank J. Ross, Jr.         none               over $100,000
Keith A. Tucker            none               over $100,000

     The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of W&R Funds for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Funds. Messrs. Henry L. Bellmon, Jay B.
Dillingham, William T. Morgan, Doyle Patterson, Ronald K. Richey and Paul
S. Wise retired as Directors of W&R Funds and of each of the funds in the
Fund Complex, and each serves as Director Emeritus.

     The funds in the Fund Complex pay to each Director (other than
Directors who are affiliates of Waddell & Reed) effective January 1, 2002, an annual base fee of $65,500 (of which at least $7,500 is deferred), plus
$4,250 for each meeting of the Board attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board meeting. Prior to January
1, 2002, the funds in the Fund Complex paid to each such Director an annual base fee of $52,000 plus $3,250 for each meeting of the Board attended. The fees to the Directors are divided among the funds in the Fund Complex based on each fund's relative size. During the fiscal year ended March 31, 2002, the Directors received the following fees for service as a director:

                            COMPENSATION TABLE

                                          Total
                         Aggregate     Compensation
                        Compensation    From Fund
                            From         and Fund
Director                    Fund        Complex[1]
--------                 ------------    ------------
Henry J. Herrmann         $    0        $     0
Keith A. Tucker                0              0
James M. Concannon         3,738         74,000
John A. Dillingham         3,738         74,000
David P. Gardner           3,738         74,000
Linda K. Graves            3,738         74,000
Joseph Harroz, Jr.         3,738         74,000
John F. Hayes              3,579         70,750
Robert L. Hechler          1,118         22,000
Glendon E. Johnson         3,738         74,000
William T. Morgan[2]       3,738         74,000
Frank J. Ross, Jr.         3,738         74,000
Eleanor B. Schwartz        3,738         74,000
Frederick Vogel III        3,738         74,000

[1]No pension or retirement benefits have been accrued as a part of Fund expenses.
[2]Mr. Morgan resigned from the Board of Directors for the Waddell & Reed
Advisors Funds, W&R Funds, W&R Target Funds, Inc. and Waddell & Reed
InvestEd Portfolios, Inc. effective June 1, 2002.

     The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of June 30, 2002, all of the Directors and officers of W&R Funds, as a group, owned less than 1% of the outstanding shares of W&R Funds. The following table sets forth information with respect to the Funds, as of
June 30, 2002, regarding the ownership of Fund shares.

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Frank H Armstrong (TOD)  Tax-Managed Equity Fund
610 Harry S Truman Dr      Class B           5,816        10.97%
Upper Marlboro MD  20774-2062

William Thomas Ashby &   Municipal Bond Fund
Nelle M Ashby Co-ttees     Class B           2,596         7.02%
The William Thomas Ashby Sr
Revoc Living Trust
105 Stratford
Summerville SC  29485-8636

Marie D Burns Ttee       Tax-Managed Equity Fund
U/A dtd 03-30-1989         Class B           3,106         5.86%
Fred & Marie Dube Trust
FBO Fred Dube
2070 World Parkway Blvd Apt 36
Clearwater FL  33763-3646

Charles Schwab & Co Inc  Core Equity Fund
Special Custody A/C        Class Y         141,676        38.94%
  for the Benefit of
  Customers              Small Cap Growth Fund
ATTN:  Mutual Funds        Class Y         313,214         9.47%
101 Montgomery St
San Francisco CA         International Growth Fund
  94104-4122               Class Y          17,126         1.64%

                         Science and Technology Fund
                           Class Y          34,342        20.09%

                         Large Cap Growth Fund
                           Class Y          52,382        59.79%

                         Mid Cap Growth Fund
                           Class Y          41,302        85.49%

Carolyn Cioffi (TOD)     Municipal Bond Fund
1 Rollwood Dr              Class B           1,874         5.07%
Guilford CT  06437-2845

Connecticut Gen          Small Cap Growth Fund
  Life Insurance Co        Class Y         174,621         5.28%
280 Trumbull St
Hartford CT  06103-3509

Marjorie M Cosel Trustee Municipal Bond Fund
U/A Dtd Mar 11 1987        Class A          27,411        12.53%
Marjorie M Cosel Rev Trust
1675 Comstock Ave
Los Angeles CA  90024-5300

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Cummings Prop Mangment   High Income Fund
  Inc Ttee                  Class B          19,775        15.82%
U/A dtd 04-15-1997
FBO Joseph M Sterner
200 W Cummings Park
Woburn MA  01801-6504

Steven G Dangberg &      Municipal Bond Fund
Sharon M Dangberg Jtn Ros   Class B           1,959         5.30%
835 Daniel Drive
Reno NV  89509-2314

Pauline W Dickson (TOD)  Limited-Term Bond Fund
5600 Pioneers Blvd  Apt 216 Class B          14,881         6.07%
Lincoln NE  68506-5175

Fiduciary Trust Co       Asset Strategy Fund
  NH Cust                   Class B          17,436         7.04%
IRA
FBO Dolores W Dillon
4 Highfield Ln
Wayne PA  19087-2760

Donaldson Lufkin         Limited-Term Bond Fund
  Jenrette                  Class A         103,294         8.33%
Securities Corp Inc
P. O. Box 2052           International Growth Fund
Jersey City NJ              Class A          87,799        11.50%
  07303-2052

Robert Egbert &          Municipal Bond Fund
Joan Egbert &               Class A          73,696        33.68%
Co-Ttees U/A Dtd August 21 1991
2902 Sailor Ave
Ventura CA  93001-4156

Fiduciary Trust Co       High Income Fund
  NH Cust                   Class B           6,948         5.56%
IRA Rollover
FBO Paul S Fantaski
585 Route 366
Apollo PA  15613-9234

Vincent A Feraudo &      Municipal Bond Fund
Cynthia L Savage Jtn Ros   Class B             544         1.47%
4515 Woodlawn Ave N
Seattle WA  98103-6742   Tax-Managed Equity Fund
                           Class B           3,111         5.87%

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Joan G Ford Tr           High Income Fund
U/A Dtd 08-29-1990         Class A          30,755         9.28%
Joan G Ford 1990 Revocable Trust
40 Sunrise Ave
Mill Valley CA  94941-3339

Ronald A & Thomas A      Asset Strategy Fund
  Hawthorne Tr             Class A          49,885        12.31%
Central City Scale Inc
Qualified 401(k) Plan
FBO Ronald A Hawthorne
P O Box 197
Central City NE  68826-0197

Richard L Henderson &    Tax-Managed Equity Fund
Bess A Henderson           Class B           2,753         5.20%
  Jtn Ros (TOD)
721 Bristol Ct
Liberty MO  64068-2900

Joseph D Horvath         Asset Strategy Fund
310 Prince St              Class B          13,022         5.26%
Bordentown NJ  08505-1717

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class B          51,975         9.20%
IRA
FBO Jerome A Infantino Sr
321 Wood Rd
Rochester NY  14626-3238

David Johnson Tr         Core Equity Fund
Church TSA Archdiocese     Class Y         209,817        57.66%
  of OK
FBO Unallocated Assets   Small Cap Growth Fund
Church Sponsored           Class Y         168,825         5.10%
  403(B) Plan
P O Box 32180            Limited-Term Bond Fund
Oklahoma City OK           Class Y          44,064        47.68%
  73123-0380
                         International Growth Fund
                           Class Y          82,710         7.93%

                         Asset Strategy Fund
                           Class Y          52,689        91.51%

Dennis Kidwell &         Tax-Managed Equity Fund
  Bennie Kidwell Jtn Ros
                           Class C          10,226         7.68%
401 S Fann St
Anaheim CA  92804-2619

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Fiduciary Trust Co       Limited-Term Bond Fund
  NH Cust                  Class B          13,207         5.38%
IRA Rollover
FBO Judy Knudsen
2260 Cherry St
Lunden WA  98264-9031

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class B         221,086        39.14%
IRA Rollover
FBO Allan T Lane
P O Box 265
Ennis MT  59729-0265

Lyle N Larkin &          Municipal Bond Fund
  Maryann Larkin           Class A          16,084         7.35%
Co-Ttees UA Dtd 09-02-1998
Larkin Family Trust
261 N Thora St
Orange CA  92869-3140

Carol N Lemieux &        Tax-Managed Equity Fund
Gerard R Lemieux Ten Com   Class A          45,872         6.59%
4845 Spurgin Rd
Missoula MT  59804-4552

Fiduciary Trust Co       High Income Fund
  NH Cust                  Class B           6,640         5.31%
IRA Rollover
FBO Paula V Martin
3440 SW Macvicar Ave
Topeka KS  66611-1840

Millennium Trust         Small Cap Growth Fund
  Company, LLC             Class Y         301,937         9.13%
Cust Funds 975C
15255 S 94th Ave Ste 300
Orland Park IL  60462-3897

Richard V Morgera MD Tr  Money Market Fund
Family Medicenter Inc      Class B          28,653         5.07%
Profit Sharing Plan
FBO Unallocated Assets
203 Prospect Ave
Middletown RI  02842-5605

Otha B Nance &           Municipal Bond Fund
V Zoann Nance Jtn Ros      Class B          17,145        46.38%
1529 South Kemensky Ave
Chicago IL  60623-1949

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
National Financial       Core Equity Fund
  Services Corp            Class Y           1,956         0.54%
FBO Various Customers
ATTN:  Mutual Funds Dept Small Cap Growth Fund
  5th Floor                Class Y       1,338,993        40.49%
200 Liberty St
One World Financial      International Growth Fund
  Center                   Class Y         122,195        11.71%
New York NY  10281-1003
                         Science and Technology Fund
                           Class Y          59,328        34.70%

National Investor        High Income Fund
  Services Corp            Class Y             244         6.35%
for the Exclusive Benefit
of our Customers
55 Water St Fl 32
New York NY  10041-0028

Nationwide Trust         Core Equity Fund
  Company FSB              Class A          83,566         8.06%
C/O IPO Portfolio Accounting
P O Box 182029           Small Cap Growth Fund
Columbus OH  43218-2029    Class A         197,679        11.53%

                         Limited-Term Bond Fund
                           Class A          50,713         4.09%

                         International Growth Fund
                           Class A          26,529         3.48%

                         Asset Strategy Fund
                           Class A          73,449        18.14%

                         Science and Technology Fund
                           Class A          94,058        14.03%

                         High Income Fund
                           Class A          18,159         5.48%

Northern Trust Company   International Growth Fund
FBO Schwartz               Class Y         294,618        28.24%
  Charitable Remainder
Unit Trust
P O Box 92956
Chicago IL  60675-2956

Luverne J Olson &        Tax-Managed Equity Fund
Nancy G Olson Jtn Ros      Class B           2,833         5.35%
4024 Third Street NW
Rochester MN  55901-7564

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Lee Dester Pool (TOD)    Municipal Bond Fund
Thomas Pool                Class B           6,571        17.78%
3344 205th St
Olympia Flds IL  60461-1407

Lloyd E Potter &         Tax-Managed Equity Fund
  Nellie M Potter          Class B           4,759         8.98%
Co-Ttees U/A dtd 02-02-2001
Lloyd & Nellie M Potter Trust
1280 Happy Hollow Rd
Napoleon MO  64074-9114

Prudential Securities    International Growth Fund
  Inc                      Class Y         278,185        26.66%
Special Custody for the
  Benefit of the Client
ATTN:  Mutual Funds
1 New York Plz
New York NY  10292-0001

Quad City Bank &         International Growth Fund
  Trust Co Cust            Class Y          56,766         5.44%
For St Ambrose University
3551 7th St  Suite 100
Moline IL  61265-6156

Rosemary Riley (TOD)     Tax-Managed Equity Fund
326 S Davis St             Class B           3,743         7.06%
Ottumwa IA  52501-5007

Fiduciary Trust Co       High Income Fund
  NH Cust                  Class B          11,287         9.03%
IRA
FBO Donald P Sanford
P O Box 1570
La Conner WA  98257-1570

Marilyn L Shoemaker      Money Market Fund
5248 Cobblecreek Rd        Class B          84,958        15.04%
Salt Lake City UT  84117-6787

Trust Company of America Money Market Fund
FBO 65                     Class A       6,724,057        50.86%
PO Box 6503
Englewood CO  80155-6503

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
UMBSC & Co               Small Cap Growth Fund
FBO Pittsburg State        Class Y         239,742         7.25%
  University
C/O Trust Dept - George Root
P O Box 419692
Kansas City MO  64141-6692

UMBSC & Co               Limited-Term Bond Fund
FBO VFW Veterans           Class Y          45,377        49.10%
  Service Fund
P O Box 419260
Kansas City MO  64141-6260

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class C         526,124         6.75%
IRA Rollover
FBO C A Vallombroso
30 Dorchester Ln
Branford CT  06405-2819

Verb & Co                International Growth Fund
4380 SW Macadam Ave        Class Y          94,310         9.04%
  Ste 450
Portland OR  97201-6407

Waddell & Reed Inc       Large Cap Growth Fund
ATTN:  Waddell & Reed      Class A         302,959        14.77%
  Controller
P O Box 29217            Mid Cap Growth Fund
Shawnee Mission KS         Class A         311,637        18.94%
  66201-9217
                         Tax-Managed Equity Fund
                           Class A         300,000        43.07%

                         Money Market Fund
                           Class A       3,217,691        24.34%

                         Municipal Bond Fund
                           Class Y             207       100.00%

                         High Income Fund
                           Class Y             271         7.04%

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Waddell & Reed           International Growth Fund
  Financial, Inc.          Class Y          62,170         5.96%
401(k) and Thrift Plan
6300 Lamar Avenue        Asset Strategy Fund
Overland Park KS 66201     Class Y           3,878         6.74%

                         Science and Technology Fund
                           Class Y          76,543        44.77%

                         High Income Fund
                           Class Y           3,270        85.14%

Woman's Club of Oakmont  Tax-Managed Equity Fund
P O Box 165                Class B           4,167         7.86%
Oakmont PA  15139-0165

                         PAYMENTS TO SHAREHOLDERS

General

     There are two (three, in the case of certain Funds) sources for the payments a Fund makes to you as a shareholder of a class of shares of a
Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from a Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long a Fund has owned the securities before it sells them. The third source (in the case of W&R Asset Strategy Fund, W&R Core Equity Fund, W&R
High Income Fund, W&R Large Cap Growth Fund, W&R International Growth Fund,
W&R Mid Cap Growth Fund, W&R Science and Technology Fund and W&R Small Cap
Growth Fund) is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains, and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from net long-term capital gains and the remaining foreign currency gains are called distributions.

     Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). A Fund may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

     Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one
Fund would not affect capital gains realized by another Fund.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (1) you want cash for your dividends and/or distributions or (2) you want your dividends and/or distributions paid in Fund shares of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five (5) dollars will be automatically paid in Fund shares of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in Fund shares of the same class as that with respect to which they were paid. All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you receive dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at NAV next calculated after receipt by Waddell & Reed of the amount clearly identified as a reinvestment. The reinvestment must be within forty-five (45) days after the payment.

                                   TAXES

General

     Each Fund has qualified since its inception for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income
(consisting generally of taxable net investment income, net short-term capital gains and, for certain Funds, net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus, in the case of W&R Municipal Bond Fund, its net interest income excludable from gross income under Section 103(a) of the
Code  and must meet several additional requirements. With respect to each
Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income
(including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Investments in precious metals would have adverse tax consequences for
W&R Asset Strategy Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does notqualify under the
Income Requirement or (2) held precious metals in such quantities that the
Fund failed to satisfy the 50% Diversification Requirement for any quarter.
W&R Asset Strategy Fund intends to continue to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

     If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains and, for W&R Municipal Bond Fund, distributions that otherwise would be exempt-interest dividends described below, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Dividends and distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders in
December even if the Fund pays them during the following January.
Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares.
Investors also should be aware that if they purchase shares shortly before the record date for a dividend or distribution, they will receive some portion of the purchase price back as a taxable dividend or distribution.

     Each Fund will be subject to a nondeductible 4% excise tax (Excise
Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of each Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise
Tax.

Income from Foreign Securities

     Dividends and interest received, and gains realized, by a Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of W&R International Growth Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, W&R International
Growth Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by that Fund that represents income from foreign or U.S.
possessions sources as the shareholder's own income from those sources and
(3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's
Federal income tax. W&R International Growth Fund will report to its shareholders shortly after each taxable year their respective shares of that Fund's income from sources within foreign countries and U.S.
possessions and foreign taxes it paid, ifit makes this election.
Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign-source income is qualified passive income may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     Each of W&R Asset Strategy Fund, W&R Core Equity Fund, W&R High Income
Fund, W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid Cap
Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth Fund,
and W&R Tax-Managed Equity Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:
(1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax
-- even if those earnings and gain were not distributed to the Fund by the
QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A Fund may elect to mark to market its stock in any PFIC. Marking-to-
market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a
Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election (and under regulations proposed in
1992 that provided a similar election with respect to the stock of certain
PFICs). A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

     Under Section 988 of the Code, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts,
(2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies,
(3)on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.
These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

     The use of hedging and option income strategies, such as writing
(selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Any income a Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain.
If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain futures contracts, forward currency contracts and listed non-
equity options (that is, certain listed options, such as those on a broad-
based securities index) in which the Funds may invest will be Section 1256 contracts. Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and
60% of any net realized gains or losses from any actual sales of Section
1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A
Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise
Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Funds may invest. That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-
market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If a
Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made.
Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the
Funds are not entirely clear.

     If a Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument
(other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a
Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Zero Coupon and Payment-in-Kind Securities

     Certain Funds may acquire zero coupon or other securities issued with
OID. As a holder of those securities, a Fund must include in its income the portion of the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as interest on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise
Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.
Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

W&R Municipal Bond Fund

     Dividends paid by W&R Municipal Bond Fund will qualify as exempt-
interest dividends, and thus will be excludable from its shareholders'
gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income.
W&R Municipal Bond Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of its income that was tax-
exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

     If the Fund's shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-

interest dividends received on those shares. Tax-exempt interest attributable to certain PABs (including a proportionate part of the exempt-
interest dividends paid by the Fund attributable thereto) is a tax preference item for purposes of the AMT. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether the Fund's tax-exempt interest was attributable to PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income
(including tax-exempt income such as the Fund's exempt-interest dividends)
plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above;
they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in its Prospectus, distributions of the income earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the
Fund realizes capital gains as a result of market transactions, any distribution of those gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management
Agreement is to arrange for the purchase and sale of securities for the portfolio of each Fund. With respect to W&R Limited-Term Bond Fund, W&R
Money Market Fund, W&R Municipal Bond Fund and W&R High Income Fund, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers.
Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a
Fund with those of other funds in the W&R Funds, Waddell & Reed Advisors
Funds and W&R Target Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b)
within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

     In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

     To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Funds. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and or other services, including pricing or quotation services, directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which WRIMCO has investment discretion.

     Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as
including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by
WRIMCO.

     Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of
WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

     The Funds may also use brokerage to pay for pricing or quotation services to value securities.

     The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal years ended March 31, 2002,
2001 and 2000. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a
Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                                   2002        2001         2000

W&R Asset Strategy Fund        $227,635    $203,332     $137,754
W&R Core Equity Fund            349,642     442,608      542,947
W&R High Income Fund                743       2,275        4,396
W&R International Growth Fund   636,691     835,016      897,915
W&R Large Cap Growth Fund        59,331      31,789           NA
W&R Limited-Term Bond Fund          ---         ---          ---
W&R Mid Cap Growth Fund          24,477      15,528           NA
W&R Municipal Bond Fund           1,277       7,529          ---
W&R Science and
Technology Fund                 279,635     162,423       60,770
W&R Small Cap Growth Fund       238,679     211,750      330,466
W&R Tax-Managed Equity Fund      12,989       8,911           NA
                            ------------  -----------   -----------
Total                        $1,831,099  $1,921,161   $1,974,248

     The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2002 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                Amount of        Brokerage
Fund                           Transactions     Commissions

W&R Asset Strategy Fund         $64,339,797        $154,964
W&R Core Equity Fund            197,929,239         264,229
W&R High Income Fund                286,060             500
W&R International Growth Fund    14,993,681          22,845
W&R Large Cap Growth Fund        34,577,408          51,262
W&R Limited-Term Bond Fund              ---             ---
W&R Mid Cap Growth Fund           7,504,873          16,185
W&R Municipal Bond Fund                 ---             ---
W&R Science and
Technology Fund                  79,630,432         138,419
W&R Small Cap Growth Fund        69,185,358         133,028
W&R Tax-Managed Equity Fund       5,513,561           9,452
                            ----------------  ---------------
Total                          $473,960,409        $790,883

     As of March 31, 2002, each of the following Funds held securities issued by their respective regular broker-dealers, as follows:  Core Equity
Fund owned Citigroup Inc. (parent of Salomon Smith Barney Inc., a regular broker-dealer of the Funds), The Goldman Sachs Group, Inc. (parent of
Goldman, Sachs & Co., a regular broker-dealer of the Funds) and J.P. Morgan
Chase & Co. (parent of J.P. Morgan Securities Inc., a regular broker-dealer of the Funds) in the amounts of $5,808,696, $9,981,650 and $5,279,765, respectively; International Growth Fund owned J.P. Morgan Securities Inc.
and UBS AG, Registered Shares (parent of UBS Warburg LLC, a regular broker-
dealer of the Funds) in the amounts of $2,410,000 and $1,091,479, respectively; Large Cap Growth Fund owned Bank of America Corporation
(parent of Bank of America Securities LLC, a regular broker-dealer of the
Funds), The Goldman Sachs Group, Inc., Citigroup Inc., J.P. Morgan
Securities Inc. and Morgan Stanley Dean Witter & Co. (parent of Morgan
Stanley & Co. Incorporated, a regular broker-dealer of the Funds) in the amounts of $802,636, $803,225, $485,296, $1,337,000 and $435,556,
respectively; Mid Cap Growth Fund owned J.P. Morgan Securities Inc. in the amount of $1,769,000; and Tax-Managed Equity Fund owned Citigroup Inc., The
Goldman Sachs Group, Inc., J.P. Morgan Securities Inc. and Morgan Stanley
Dean Witter & Co. in the amounts of $84,184, $99,275, $395,000 and $63,041, respectively.

     W&R Funds, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-
clearance requirements and reporting obligations.

                             OTHER INFORMATION

General

     W&R Funds was organized on January 29, 1992. Prior to June 30, 2000, it was known as Waddell & Reed Funds, Inc.(SM)

The Shares of the Funds

     The shares of each of the Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

     Each Fund offers four classes of its shares:  Class A, Class B, Class
C and Class Y (except Money Market Fund does not offer Class Y shares).
Each class of a Fund represents an interest in the same assets of the Fund and differs as follows:  each class of shares has exclusive voting rights pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class
B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares convert to Class A shares eight years after the month in which the shares were purchased, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional and other eligible investors, have no sales charge and are not subject to a
CDSC but are subject to an ongoing distribution and service fee that differs in amount from that of the Class B and Class C shares. Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class A shares of the same Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

     The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

     Each share of each Fund (regardless of class) is entitled to one vote.
On certain matters such as the election of Directors, all shares of the twelve Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management
Agreement for the other Funds.

                                APPENDIX A

     The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                        DESCRIPTION OF BOND RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.A
Standard & Poor's (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.
This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to  S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1.   Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3.   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors'
          rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards:  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

      Moody's Corporation.A brief description of the applicable Moody's
Corporation (Moody's) rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE:  Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Description of Preferred Stock Ratings

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.An
S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1.   Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3.   Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by Standard &
Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-
quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the
'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Moody's Investors Service, Inc.Because of the fundamental
differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

      Note:  Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-
range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock.
Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        DESCRIPTION OF NOTE RATINGS

      Standard and Poor's, a division of The McGraw-Hill Companies, Inc.
An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-
term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).
   --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+)
         designation.
     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

      Moody's Investors Service, Inc.Moody's Short-Term Loan Ratings -
Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                 DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.An
S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.
Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      Moody's Corporation commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.
Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by
(1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation;
capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree.
The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

      Fitch Ratings-National Short-term Credit Ratings

     F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under
Fitch Ratings' national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

     F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.
However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country.
Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D-Indicates actual or imminent payment default.

     Notes to Short-term national rating:

     + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

     Ratings Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                        Financial Statements

     The Financial Statements, including notes thereto, for the fiscal year ended March 31, 2002, for each of the Funds in W&R Funds, Inc. are incorporated by reference. They are contained in the Funds' Annual Report to Shareholders, dated March 31, 2002, which is available upon request.

                          REGISTRATION STATEMENT

                                  PART C

                             OTHER INFORMATION

23. Exhibits: W&R Funds, Inc.

     (a)  Articles of Incorporation, as amended, filed by EDGAR on May 16,
          1997 as EX-99.B1-charter to Post-Effective Amendment No. 8 to the
          Registration Statement on Form N-1A*

          Articles Supplementary, filed by EDGAR on May 16, 1997 as EX-
          99.B1-wrartsup to Post-Effective Amendment No. 8 to the
          Registration Statement on Form N-1A*

          Articles Supplementary (combination of Class B into Class C), filed by EDGAR on April 17, 2000 as EX-99.B(a)wrartsup to Post-
          Effective Amendment No. 14 to the Registration Statement on Form
          N-1A*

          Articles Supplementary, filed by EDGAR on June 30, 2000 as EX-
          99.B(a)wrartsup to Post-Effective Amendment No. 15 to the
          Registration Statement on Form N-1A*

          Articles of Amendment, effective October 2, 2000, filed by EDGAR on June 26, 2001 as EX-99.B(a)wrartamend1 to Post-Effective
          Amendment No. 17 to the Registration Statement on Form N-1A*

          Articles of Amendment, filed March 1, 2001, filed by EDGAR on
          June 26, 2001 as EX-99.B(a)wrartamend2 to Post-Effective
          Amendment No. 17 to the Registration Statement on Form N-1A*

     (b)  Bylaws, as amended, filed by EDGAR on June 27, 1996 as EX-99.B2-
          wrbylaw to Post-Effective Amendment No. 7 to the Registration
          Statement on Form N-1A*

          Amendment to Bylaws filed by EDGAR on April 30, 1999 as EX-
          99.B(b)-wrbylaw2 to Post-Effective Amendment No. 11 to the
          Registration Statement on Form N-1A*

          Amendment to Bylaws, dated May 17, 2000, filed by EDGAR on June
          26, 2001 as EX-99.B(b)wrbylawamend to Post-Effective Amendment
          No. 17 to the Registration Statement on Form N-1A*

     (c)  Not applicable

     (d)  Investment Management Agreement with amended fee schedule to reflect the addition of Science and Technology Fund and High
          Income Fund, filed by EDGAR on May 16, 1997 as EX-99.B5-wrima to
          Post-Effective Amendment No. 8 to the Registration Statement on
          Form N-1A*

          Fee Schedule (Exhibit A) to the Investment Management Agreement,
          as amended, filed by EDGAR on April 17, 2000 as EX-
          99.B(d)wrimafee to Post-Effective Amendment No. 14 to the
          Registration Statement on Form N-1A*

     (e)  Underwriting Agreement filed by EDGAR on June 27, 1995 as EX-
          99.B6-wrua to Post-Effective Amendment No. 5 to the Registration
          Statement on Form N-1A*

     (f)  Not applicable

     (g)  Custodian Agreement, as amended, filed by EDGAR on April 17, 2000 as EX-99.B(g)wrca to Post-Effective Amendment No. 14 to the
          Registration Statement on Form N-1A*.

          Amendment to Custodian Agreement, dated July 1, 2001, attached hereto as EX-99.B(g)wrfcaamend. The Custodian Agreement for W&R
          Funds, Inc. Asset Strategy Fund is being filed as a
          representative copy. The Amendments to the Custodian Agreements for all funds in W&R Funds, Inc. are identical.

          Delegation Agreement, dated July 1, 2001, attached hereto as EX-
          99.B(g)wrfcadel. The Delegation Agreement for W&R Funds, Inc.
          Asset Strategy Fund is being filed as a representative copy. The
          Delegation Agreements for all funds in W&R Funds, Inc. are identical.

     (h)  Shareholder Servicing Agreement, as amended August 22, 2001, attached hereto as EX-99.B(h)wrfssa

          Accounting Services Agreement filed by EDGAR on October 3, 1995, as EX-99.B9-wrasa to Post-Effective Amendment No. 6 to the
          Registration Statement on Form N-1A*

          Amendment to Accounting Services Agreement, effective September
          1, 2000, filed by EDGAR on June 26, 2001 as EX-99.B(h)wrasaamend to Post-Effective Amendment No. 17 to the Registration Statement
          on Form N-1A*

    (i)   Opinion and Consent of Counsel, attached hereto as EX-
          99.B(i)wrlegopn

    (j)   Consent of Deloitte & Touche LLP, Independent Accountants,
          attached hereto as EX-99.B(j)wrconsnt

    (k)   Not applicable

    (l)   Agreement with initial shareholder, Waddell & Reed, Inc. filed by
          EDGAR on June 2, 1992 as Exhibit (b)(13) to Pre-Effective
          Amendment No. 1 to the initial Registration Statement on Form N-
          1A*.

          Agreement with Initial Shareholder of Waddell & Reed Funds, Inc.
          Asset Strategy Fund, filed by EDGAR on June 27, 1995 as EX-
          99.B13-wragree to Post-Effective Amendment No. 5 to the
          Registration Statement on Form N-1A*

    (m)   Distribution and Service Plan for Class Y shares, filed by EDGAR on October 3, 1995 as EX-99.B15-wrdspcy to Post-Effective
          Amendment No. 6 to the Registration Statement on Form N-1A*

          Distribution and Service Plan for Class C shares, filed by EDGAR on July 2, 1999 as EX-99.B(m)wrdspc to Post-Effective Amendment
          No. 13 to the Registration Statement on Form N-1A*

          Distribution and Service Plan for Class A shares, revised May 16,
          2001, Filed by EDGAR on June 26,2001 as EX-99.B(m)wrdspca to
          Post-Effective Amendment No.17 to the Registration Statement on
          Form N-1A*

          Distribution and Service Plan for Class B shares, filed by EDGAR on June 30, 2000 as EX-99.B(m)wrdspcB to Post-Effective Amendment
          No. 15 to the Registration Statement on Form N-1A*

     (n)  Not applicable

     (o)  Multiple Class Plan,as amended August 22, 2001, attached hereto as EX-99.B(o)wrfmcp

     (p)  Code of Ethics, as amended August 22, 2001, attached hereto as
          Ex-99.B(p)wrfcode

24.  Persons Controlled by or under common control with Registrant
     -------------------------------------------------------------

     None

25.  Indemnification
     ---------------

     Reference is made to Article 10.2 of the Articles of Incorporation of
     Registrant, filed by EDGAR on May 16, 1997 as EX-99.B1-charter to
     Post-Effective Amendment No. 8 to the Registration Statement on Form
     N-1A*; Article IX of the Bylaws, as amended May 17, 2000, filed by
     EDGAR on June 26, 2001 as EX-99.B2-wrbylawamend to Post-Effective
     Amendment No. 17 to the Registration Statement on Form N-1A*; and
     Article V of the Underwriting Agreement filed by EDGAR on June 27,
     1995 as EX-99.B6-wrua to the Post-Effective Amendment No. 5 to the
     Registration Statement on Form N-1A*, each of which provides indemnification. Also refer to Section 2-418 of the Maryland General
     Corporation Law regarding indemnification of directors, officers, employees and agents.

     Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No.
     11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the
     Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable.
     In the event that a claim for indemnification against such liabilities
     (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.  Business and Other Connections of Investment Manager
     ----------------------------------------------------

     Waddell & Reed Investment Management Company (WRIMCO) is the
     investment manager of the Registrant. Under the terms of an Investment
     Management Agreement between WRIMCO and the Registrant, WRIMCO is to provide investment management services to the Registrant. WRIMCO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-
     Effective Amendment and to other investment advisory clients.

     Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information (SAI) of the Registrant. The
     address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas
     66202-4200.

     As to each director and officer of WRIMCO, reference is made to Part A and Part B of the Prospectus and SAI of this Registrant.

27.  Principal Underwriter and Distributor
     -------------------------------------

     (a)  Waddell & Reed, Inc. is the principal underwriter and distributor of the Registrant's shares. It is also the principal underwriter to the following investment companies:

          Waddell & Reed Advisors Asset Strategy Fund, Inc.
          Waddell & Reed Advisors Cash Management, Inc.
          Waddell & Reed Advisors Continental Income Fund, Inc.
          Waddell & Reed Advisors Funds, Inc.
          Waddell & Reed Advisors Global Bond Fund, Inc.
          Waddell & Reed Advisors Government Securities Fund, Inc.
          Waddell & Reed Advisors High Income Fund, Inc.
          Waddell & Reed Advisors International Growth Fund, Inc.
          Waddell & Reed Advisors Municipal Bond Fund, Inc.
          Waddell & Reed Advisors Municipal High Income Fund, Inc.
          Waddell & Reed Advisors Municipal Money Market Fund, Inc.
          Waddell & Reed Advisors New Concepts Fund, Inc.
          Waddell & Reed Advisors Retirement Shares, Inc.
          Waddell & Reed Advisors Small Cap Fund, Inc.
          Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
          Waddell & Reed Advisors Value Fund, Inc.
          Waddell & Reed Advisors Vanguard Fund, Inc.
          Waddell & Reed Advisors Select Life
          Waddell & Reed Advisors Survivorship Life
          Waddell & Reed Advisors Select Annuity
          Waddell & Reed Advisors Select Plus Annuity
          Waddell & Reed InvestEd Portfolios, Inc.

     (b)  The information contained in the underwriter's application on
          Form BD, as filed on July 19, 2002 SEC No. 8-27030 under the
          Securities Exchange Act of 1934, is herein incorporated by reference.

     (c)  No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

28.  Location of Accounts and Records
     --------------------------------

     The accounts, books and other documents required to be maintained by
     Registrant pursuant to Section 31(a) of the Investment Company Act of
     1940 and rules promulgated thereunder are under the possession of Mr.
     Theodore W. Howard and Ms. Kristen A. Richards, as officers of the
     Registrant, each of whose business address is Post Office Box 29217,
     Shawnee Mission, Kansas  66201-9217.

29.  Management Services
     -------------------

     There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and listed in response to Items
     23.(h) and 23.(m) hereof.

30.  Undertakings
     --------------

     Not applicable

---------------------------------
*Incorporated herein by reference

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned,   WADDELL
& REED ADVISORS ASSET STRATEGY FUND, INC., WADDELL & REED ADVISORS CASH
MANAGEMENT, INC., WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.,
WADDELL & REED ADVISORS FUNDS, INC., WADDELL & REED ADVISORS GLOBAL BOND
FUND, INC., WADDELL & REED ADVISORS FIXED INCOME FUNDS, INC., WADDELL &
REED ADVISORS HIGH INCOME FUND, INC., WADDELL & REED ADVISORS INTERNATIONAL
GROWTH FUND, INC., WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.,
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC., WADDELL & REED
ADVISORS MUNICIPAL MONEY MARKET FUND, INC., WADDELL & REED ADVISORS NEW
CONCEPTS FUND, INC., WADDELL & REED ADVISORS RETIREMENT SHARES, INC.,
WADDELL & REED ADVISORS SMALL CAP FUND, INC., WADDELL & REED ADVISORS TAX-
MANAGED EQUITY FUND, INC., WADDELL & REED ADVISORS VALUE FUND, INC.,
WADDELL & REED ADVISORS VANGUARD FUND, INC., W&R TARGET FUNDS, INC.,   W&R
FUNDS, INC. AND WADDELL & REED INVESTED PORTFOLIOS, INC. (each hereinafter called the Corporation), and certain directors and officers for the
Corporation, do hereby constitute and appoint KEITH A. TUCKER, DANIEL C.
SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of
1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940,
as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated
below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the
Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such
Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  May 15, 2002                     /s/Henry J. Herrmann
                                        --------------------------
                                        Henry J. Herrmann, President

/s/Keith A. Tucker          Chairman of the Board       May 15, 2002
-------------------                                     -----------------
Keith A. Tucker

/s/Henry J. Herrmann        President and Director      May 15, 2002
--------------------                                    -----------------
Henry J. Herrmann

/s/Theodore W. Howard       Vice President, Treasurer   May 15, 2002
--------------------        and Principal Accounting    -----------------
Theodore W. Howard          Officer

/s/James M. Concannon       Director                    May 15, 2002
--------------------                                    -----------------
James M. Concannon

/s/John A. Dillingham       Director                    May 15, 2002
--------------------                                    -----------------
John A. Dillingham

/s/David P. Gardner         Director                    May 15, 2002
-------------------                                     -----------------
David P. Gardner

/s/Linda K. Graves          Director                    May 15, 2002
--------------------                                    -----------------
Linda K. Graves

/s/Joseph Harroz, Jr.       Director                    May 15, 2002
--------------------                                    -----------------
Joseph Harroz, Jr.

/s/John F. Hayes            Director                    May 15, 2002
--------------------                                    -----------------
John F. Hayes

/s/Robert L. Hechler        Director                    May 15, 2002
--------------------                                    -----------------
Robert L. Hechler

/s/Glendon E. Johnson       Director                    May 15, 2002
--------------------                                    -----------------
Glendon E. Johnson

/s/Frank J. Ross, Jr.       Director                    May 15, 2002
--------------------                                    -----------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz      Director                    May 15, 2002
--------------------                                    -----------------
Eleanor B. Schwartz

/s/Frederick Vogel III      Director                    May 15, 2002
--------------------                                    -----------------
Frederick Vogel III

Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and
State of Kansas, on the 29th day of July, 2002.

                              W&R FUNDS, INC.

                               (Registrant)

                         By /s/ Henry J. Herrmann*
                         ------------------------
                       Henry J. Herrmann, President

     Pursuant to the requirements of the Securities Act of 1933, and/or the
Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

     Signatures          Title
     ----------          -----

/s/Keith A. Tucker*      Chairman of the Board         July 29, 2002
----------------------                                 ------------------
Keith A. Tucker

/s/Henry J. Herrmann*    President and Director        July 29, 2002
----------------------                                 ------------------
Henry J. Herrmann

/s/Theodore W. Howard*   Vice President, Treasurer,    July 29, 2002
----------------------   Principal Financial Officer   ------------------
Theodore W. Howard       and Principal Accounting
                         Officer

/s/James M. Concannon*   Director                      July 29, 2002
-------------------                                    ------------------
James M. Concannon

/s/John A. Dillingham*   Director                      July 29, 2002
-------------------                                    ------------------
John A. Dillingham

/s/David P. Gardner*     Director                      July 29, 2002
-------------------                                    ------------------
David P. Gardner

/s/Linda K. Graves*      Director                      July 29, 2002
-------------------                                    ------------------
Linda K. Graves

/s/Joseph Harroz, Jr.*   Director                      July 29, 2002
-------------------                                    ------------------
Joseph Harroz, Jr.

/s/John F. Hayes*        Director                      July 29, 2002
-------------------                                    ------------------
John F. Hayes

/s/Robert L. Hechler*    Director                      July 29, 2002
----------------------                                 ------------------
Robert L. Hechler

/s/Glendon E. Johnson*   Director                      July 29, 2002
-------------------                                    ------------------
Glendon E. Johnson

/s/Frank J. Ross, Jr.*   Director                      July 29, 2002
-------------------                                    ------------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz*  Director                      July 29, 2002
-------------------                                    ------------------
Eleanor B. Schwartz

/s/Frederick Vogel III*  Director                      July 29, 2002
-------------------                                    ------------------
Frederick Vogel III

*By:/s/Kristen A. Richards
------------------------
   Kristen A. Richards
   Attorney-in-Fact

ATTEST:/s/Daniel C. Schulte
---------------------------
   Daniel C. Schulte
   Assistant Secretary